                                                                    EXHIBIT 10.1


                              FINANCING AGREEMENT

                         Dated as of February 23, 2001



                                 by and among

                    LERNOUT & HAUSPIE SPEECH PRODUCTS N.V.,
                      as debtor and debtor-in-possession,

                         CERTAIN OF ITS SUBSIDIARIES,
                     as debtors and debtors-in-possession,


                   __________________________________________



           THE FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTY HERETO


                   __________________________________________



                                      and

                              ABLECO FINANCE LLC,

                                   as Agent

                               TABLE OF CONTENTS

                                                                                          Page
                                                                                          ----
ARTICLE I   DEFINITIONS; CERTAIN TERMS..................................................    1
--------------------------------------
      SECTION 1.01.   Definitions.......................................................    1
      ---------------------------
      SECTION 1.02.   Terms Generally...................................................   22
      -------------------------------
      SECTION 1.03.   Accounting and Other Terms........................................   22
      ------------------------------------------
      SECTION 1.04.   Time References...................................................   23
      -------------------------------


ARTICLE II   THE LOANS..................................................................   23
----------------------
      SECTION 2.01.   Revolving Credit Commitments......................................   23
      --------------------------------------------
      SECTION 2.02.   Making the Loans..................................................   23
      --------------------------------
      SECTION 2.03.   Notes; Repayment of Loans.........................................   26
      -----------------------------------------
      SECTION 2.04.   Interest..........................................................   27
      ------------------------
           (a)   Loans..................................................................   27
           -----------
           (b)   Default Interest.......................................................   27
           ----------------------
           (c)   Interest Payment.......................................................   27
           ----------------------
           (d)   General................................................................   27
           -------------
      SECTION 2.05.   Reduction of Commitment; Prepayment of Loans......................   27
      ------------------------------------------------------------
           (a)   Reduction of Revolving Credit Commitments..............................   27
           -----------------------------------------------
           (b)   Optional Prepayment....................................................   28
           -------------------------
           (c)   Mandatory Prepayment...................................................   28
           --------------------------
           (d)   Cumulative Prepayments.................................................   29
           ----------------------------
           (e)   Application of Payments................................................   29
           -----------------------------
      SECTION 2.06.   Fees..............................................................   29
      --------------------
           (a)   Closing Fees...........................................................   29
           ------------------
           (b)   Unused Line Fee........................................................   30
           ---------------------
           (c)   Loan Servicing Fee.....................................................   30
           ------------------------
           (d)   Administration Fee.....................................................   30
           ------------------------
      SECTION 2.07.   Securitization....................................................   30
      ------------------------------
      SECTION 2.08.   Taxes.............................................................   31
      ---------------------


ARTICLE III   SECURITY AND ADMINISTRATIVE PRIORITY......................................   32
--------------------------------------------------
      SECTION 3.01.   Collateral; Grant of Lien and Security Interest...................   32
      ---------------------------------------------------------------
      SECTION 3.02.   Administrative Priority...........................................   33
      ---------------------------------------
      SECTION 3.03.   Grants, Rights and Remedies.......................................   33
      -------------------------------------------
      SECTION 3.04.   No Filings Required...............................................   34
      -----------------------------------
      SECTION 3.05.   Survival..........................................................   34
      ------------------------


ARTICLE IV   FEES, PAYMENTS AND OTHER COMPENSATION......................................   34
--------------------------------------------------
      SECTION 4.01.   Audit and Collateral Monitoring Fees..............................   34
      ----------------------------------------------------

                                                                                          Page
                                                                                          ----
      SECTION 4.02.   Payments; Computations and Statements.............................   35
      -----------------------------------------------------
      SECTION 4.03.   Sharing of Payments, Etc..........................................   36
      -----------------------------------------
      SECTION 4.04.   Apportionment of Payments.........................................   36
      -----------------------------------------
      SECTION 4.05.   Increased Costs and Reduced Return................................   36
      --------------------------------------------------
      SECTION 4.06.   Joint and Several Liability of the Borrowers......................   37
      ------------------------------------------------------------


ARTICLE V   CONDITIONS TO LOANS.........................................................   38
-------------------------------
      SECTION 5.01.   Conditions Precedent to Effectiveness.............................   38
      -----------------------------------------------------
           (a)   Final Bankruptcy Court Order; Concordat................................   38
           ---------------------------------------------
           (b)   Payment of Fees, Etc...................................................   38
           ---------------------------
           (c)   Representations and Warranties; No Event of Default....................   39
           ---------------------------------------------------------
           (d)   Legality...............................................................   39
           --------------
           (e)   Delivery of Documents..................................................   39
           ---------------------------
           (f)   Material Adverse Effect................................................   41
           -----------------------------
           (g)   Proceedings; Receipt of Documents......................................   41
           ---------------------------------------
           (h)   Payment of Debtor-In-Possession Obligations............................   41
           -------------------------------------------------
      SECTION 5.02.   Conditions Precedent to Final Facility Effectiveness..............   41
      --------------------------------------------------------------------
           (a)   Payment of Fees, Etc...................................................   41
           ---------------------------
           (b)   Representations and Warranties; No Event of Default....................   41
           ---------------------------------------------------------
           (c)   Liens; Priority........................................................   41
           ---------------------
           (d)   Material Adverse Effect................................................   41
           -----------------------------
           (e)   Field Survey/Audit.....................................................   41
           ------------------------
           (f)   Budget.................................................................   42
           ------------
           (g)   Cash Management........................................................   42
           ---------------------
           (h)   Borrowing Base.........................................................   42
           --------------------
      SECTION 5.03.   Conditions Precedent to all Revolving Loans.......................   42
      -----------------------------------------------------------
           (a)   Payment of Fees, Etc...................................................   42
           ---------------------------
           (b)   Representations and Warranties; No Event of Default....................   42
           ---------------------------------------------------------
           (c)   Bankruptcy Court Order.................................................   42
           ----------------------------
           (d)   Legality...............................................................   42
           --------------
           (e)   Notices................................................................   43
           -------------
           (f)   Proceedings; Receipt of Documents......................................   43
           ---------------------------------------


ARTICLE VI   REPRESENTATIONS AND WARRANTIES.............................................   43
-------------------------------------------
      SECTION 6.01.   Representations and Warranties....................................   43
      ----------------------------------------------
           (a)   Organization, Good Standing, Etc.......................................   43
           ---------------------------------------
           (b)   Authorization, Etc.....................................................   43
           -------------------------
           (c)   Governmental Approvals.................................................   43
           ----------------------------
           (d)   Execution and Binding Effect...........................................   44
           ----------------------------------
           (e)   Subsidiaries...........................................................   44
           ------------------
           (f)   Litigation.............................................................   44
           ----------------
           (g)   Financial Condition....................................................   44
           -------------------------
           (h)   Compliance with Law, Etc...............................................   44
           -------------------------------
           (i)   ERISA..................................................................   45
           -----------
           (j)   Taxes, Etc.............................................................   45
           -----------------
           (k)   Regulation T, U and X..................................................   45
           ---------------------------
           (l)   Type of Business.......................................................   46
           ----------------------

                                                                                          Page
                                                                                          ----
           (m)   Adverse Agreements, Etc................................................   46
           ------------------------------
           (n)   Permits, Etc...........................................................   46
           -------------------
           (o)   Properties.............................................................   46
           ----------------
           (p)   Full Disclosure........................................................   46
           ---------------------
           (q)   Environmental Matters..................................................   47
           ---------------------------
           (r)   Insurance..............................................................   47
           ---------------
           (s)   Use of Proceeds........................................................   47
           ---------------------
           (t)   INTENTIONALLY OMITTED..................................................   47
           ---------------------------
           (u)   INTENTIONALLY OMITTED..................................................   47
           ---------------------------
           (v)   Intellectual Property..................................................   47
           ---------------------------
           (w)   Holding Company and Investment Company Acts............................   47
           -------------------------------------------------
           (x)   Place of Business; Chief Executive Office..............................   48
           -----------------------------------------------
           (y)   Administrative Priority; Lien Priority.................................   48
           --------------------------------------------
           (z)   Schedules..............................................................   48
           ---------------


ARTICLE VII   COVENANTS OF THE BORROWER.................................................   48
---------------------------------------
      SECTION 7.01.   Affirmative Covenants.............................................   48
      -------------------------------------
           (a)   Reporting Requirements.................................................   49
           ----------------------------
           (b)   Additional Guaranties and Collateral Security..........................   52
           ---------------------------------------------------
           (c)   Compliance with Laws, Etc..............................................   52
           --------------------------------
           (d)   Preservation of Existence, Etc.........................................   52
           -------------------------------------
           (e)   Keeping of Records and Books of Account................................   53
           ---------------------------------------------
           (f)   Inspection Rights......................................................   53
           -----------------------
           (g)   Maintenance of Properties, Etc.........................................   53
           -------------------------------------
           (h)   Maintenance of Insurance...............................................   53
           ------------------------------
           (i)   Obtaining of Permits, Etc..............................................   54
           --------------------------------
           (j)   Environmental..........................................................   54
           -------------------
           (k)   Further Assurances.....................................................   55
           ------------------------
           (l)   Borrowing Base.........................................................   55
           --------------------
           (m)   Intellectual Property..................................................   55
           ---------------------------
           (n)   Security Agreements; Pledge Agreements; Etc............................   55
           --------------------------------------------------
           (o)   Securities Account.....................................................   56
           ------------------------
      SECTION 7.02.   Negative Covenants................................................   56
      ----------------------------------
           (a)   Final Bankruptcy Court Order; Administrative Priority; Lien Priority;
           ---------------------------------------------------------------------------
                  Payment of Claims.....................................................   56
                  -----------------
           (b)   Liens, Etc.............................................................   56
           -----------------
           (c)   Indebtedness...........................................................   57
           ------------------
           (d)   Fundamental Changes; Dispositions......................................   57
           ---------------------------------------
           (e)   Change in Type of Business.............................................   57
           --------------------------------
           (f)   Loans, Advances, Investments, Etc......................................   57
           ----------------------------------------
           (g)   Lease Obligations......................................................   58
           -----------------------
           (h)   Capital Expenditures...................................................   58
           --------------------------
           (i)   Restricted Payments....................................................   58
           -------------------------
           (j)   Payments...............................................................   59
           --------------
           (k)   Transactions with Affiliates...........................................   59
           ----------------------------------
           (l)   Environmental..........................................................   59
           -------------------
           (m)   Multiemployer Plans....................................................   59
           -------------------------
           (n)   Excess Cash............................................................   60
           -----------------

                                                                                          Page
                                                                                          ----
ARTICLE VIII   MANAGEMENT, COLLECTION AND STATUS OF ACCOUNTS RECEIVABLE AND
---------------------------------------------------------------------------
                 OTHER COLLATERAL.......................................................   60
                -----------------
      SECTION 8.01.   Collection of Accounts Receivable; Management of Collateral.......   60
      ---------------------------------------------------------------------------
      SECTION 8.02.   Accounts Receivable Documentation.................................   62
      -------------------------------------------------
      SECTION 8.03.   Status of Accounts Receivable and Other Collateral................   62
      ------------------------------------------------------------------
      SECTION 8.04.   Collateral Custodian..............................................   63
      ------------------------------------


ARTICLE IX   EVENTS OF DEFAULT..........................................................   64
------------------------------
      SECTION 9.01.   Events of Default.................................................   64
      ---------------------------------


ARTICLE X   AGENT ......................................................................   67
-----------------
      SECTION 10.01.   Appointment......................................................   67
      ----------------------------
      SECTION 10.02.   Nature of Duties.................................................   68
      ---------------------------------
      SECTION 10.03.   Rights, Exculpation, Etc.........................................   69
      ------------------------------------------
      SECTION 10.04.   Reliance.........................................................   69
      -------------------------
      SECTION 10.05.   Indemnification..................................................   69
      --------------------------------
      SECTION 10.06.   Agent Individually...............................................   70
      -----------------------------------
      SECTION 10.07.   Successor Agent..................................................   70
      --------------------------------
      SECTION 10.08.   Collateral Matters...............................................   71
      -----------------------------------


ARTICLE XI   MISCELLANEOUS..............................................................   72
--------------------------
      SECTION 11.01.   Notices, Etc.....................................................   72
      ------------------------------
      SECTION 11.02.   Amendments, Etc..................................................   73
      ---------------------------------
      SECTION 11.03.   No Waiver; Remedies, Etc.........................................   74
      ------------------------------------------
      SECTION 11.04.   Expenses; Taxes; Attorneys' Fees.................................   74
      -------------------------------------------------
      SECTION 11.05.   Right of Set-off.................................................   75
      ---------------------------------
      SECTION 11.06.   Severability.....................................................   75
      -----------------------------
      SECTION 11.07.   Assignments and Participations...................................   75
      -----------------------------------------------
      SECTION 11.08.   Counterparts.....................................................   78
      -----------------------------
      SECTION 11.09.   GOVERNING LAW....................................................   78
      ------------------------------
      SECTION 11.10.   WAIVER OF JURY TRIAL, ETC........................................   78
      -------------------------------------------
      SECTION 11.11.   Consent by the Agent and Lenders.................................   79
      -------------------------------------------------
      SECTION 11.12.   No Party Deemed Drafter..........................................   79
      ----------------------------------------
      SECTION 11.13.   Administrative Borrower..........................................   79
      ----------------------------------------
      SECTION 11.14.   Indemnification..................................................   80
      --------------------------------
      SECTION 11.15.   Records..........................................................   80
      ------------------------
      SECTION 11.16.   Binding Effect...................................................   80
      -------------------------------
      SECTION 11.17.   Interest.........................................................   81
      -------------------------
      SECTION 11.18.   Agent as Party in Interest.......................................   82
      -------------------------------------------

                            SCHEDULES AND EXHIBITS

Schedule 1.01(A).............  Guarantors

Schedule 1.01(B).............  Lenders and Lenders' Commitments

Schedule 1.01(C).............  Restricted Subsidiaries

Schedule 1.01(D).............  Long Term Budget

Schedule 6.01(a).............  Organization, Good Standing, Etc.

Schedule 6.01(e).............  Subsidiaries

Schedule 6.01(f).............  Litigation

Schedule 6.01(i).............  ERISA

Schedule 6.01(j).............  Taxes

Schedule 6.01(m).............  Adverse Agreements, Etc.

Schedule 6.01(o).............  Real Property

Schedule 6.01(q).............  Environmental Matters

Schedule 6.01(r).............  Insurance

Schedule 6.01(x).............  Place of Business; Chief Executive Office

Schedule 7.01(m).............  Intellectual Property

Schedule 7.02(j).............  Payments

Exhibit A-1..................  Form of Revolving Credit Note

Exhibit A-2..................  Form of Term A Note

Exhibit A-3..................  Form of Term B Note

Exhibit B....................  Form of Guaranty

Exhibit C....................  Form of Pledge Agreement

Exhibit D....................  Form of Security Agreement

Exhibit E....................  Form of Notice of Borrowing

Exhibit F....................  Form of Final Bankruptcy Court Order

Exhibit G....................  Form of Assignment and Acceptance

                              FINANCING AGREEMENT

          Financing Agreement, dated as of February 23, 2001, by and among Lernout & Hauspie Speech Products N.V., as a debtor and a debtor-in-possession, a company incorporated under Belgian laws as a "naamlooze vennootschap" with registered seat at Flanders Language Valley, 899 Ieper, Belgium, registered with the Commercial Registers of Ieper under No. 31.360, Brussels under No. 610.455 and Antwerpen under No. 329.244 (the "Parent"), Dictaphone Corporation
                                      ------
("Dictaphone"), and L&H Holdings USA, Inc. ("L&H Holdings"), each a wholly-owned
  ----------
subsidiary of the Parent, as a debtor and a debtor-in-possession (together with the Parent, individually a "Borrower" and collectively, the "Borrowers"), the
                            --------                         ---------
financial institutions from time to time party hereto (individually a "Lender"
                                                                       ------
and collectively, the "Lenders") and Ableco Finance LLC, a Delaware limited
                       -------
liability company, as agent for the Lenders (in such capacity, the "Agent").
                                                                    -----

                                   RECITALS

          WHEREAS, the Borrowers have commenced (i) cases (the "Chapter 11
                                                                ----------
Cases") under Chapter 11 of Title 11 of the United States Code (the "Bankruptcy
-----                                                                ----------
Code") in the United States Bankruptcy Court for the District of Delaware (the
----
"Bankruptcy Court") and (ii) concordat proceedings with the Ieper, Belgium
 ----------------
Commercial Court (the "Concordat"), and the Borrowers have retained possession
                       ---------
of their assets and are authorized under the Bankruptcy Code and pursuant to the Concordat to continue the operation of their businesses as debtors-in-possession;

          WHEREAS, the Bankruptcy Court has entered an order authorizing the joint administration of the bankruptcy estate of each Borrower; and

          WHEREAS, the Borrowers have requested that the Lenders make post-petition loans and advances to the Borrowers, jointly and severally, in an aggregate principal amount not to exceed $60,000,000 and, subject to the terms and conditions set forth herein, the Lenders have agreed to provide such facility;

          In consideration of the premises and the covenants and agreements contained herein, the parties hereto agree as follows:


                                   ARTICLE I


                          DEFINITIONS; CERTAIN TERMS

          SECTION 1.01.   Definitions.  As used in this Agreement, the following
                          -----------
terms shall have the respective meanings indicated below, such meanings to be applicable equally to both the singular and plural forms of such terms:

          "Account Debtor" means each debtor, customer or obligor in any way
           --------------
obligated on or in connection with any Account Receivable.

          "Account Receivable" means any and all rights of any Borrower to
           ------------------
payment for goods sold and/or services rendered, including accounts, general intangibles and any and all such rights evidenced by chattel paper, instruments or documents, whether due or to become due and whether or not earned by performance, and whether now or hereafter acquired or arising in the future and any proceeds arising therefrom or relating thereto.

          "Action" has the meaning specified therefor in Section 11.11.
           ------

          "Administration Fee" has the meaning specified therefor in Section
           ------------------
2.06(d).

          "Administrative Borrower" means Dictaphone or any other Borrower
           -----------------------
designated as such by the Borrowers in a written notice to the Agent.

          "Affiliate" means, as to any Person, any other Person that directly or
           ---------
indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" of a Person means the power, directly or indirectly, either to (i) vote 10% or more of the Capital Stock having ordinary voting power for the election of directors of such Person or (ii) direct or cause the direction of the management and policies of such Person whether by contract or otherwise. Notwithstanding anything herein to the contrary, in no event shall the Agent or any Lender be considered an "Affiliate" of any Loan Party.

          "Agent" means the Agent or such Person selected by the Agent, after
           -----
consultation with the Administrative Borrower, to perform the duties of the Agent and such other duties as the Agent shall determine, including, without limitation, funding the Loans, calculating and monitoring the Borrowing Base, cash management and other related duties.

          "Agent Advances" has the meaning specified therefor in Section
           --------------
10.08(a).

          "Agent's Account" means an account at a bank designated by the Agent
           ---------------
from time to time as the account into which the Borrowers shall make all payments to the Agent for the benefit of the Agent and the Lenders under this Agreement and the other Loan Documents.

          "Agreed Administrative Expense Priorities" shall mean that
           ----------------------------------------
administrative expenses with respect to the Borrowers entitled to priority pursuant to Sections 503 and 507 of the Bankruptcy Code and, with respect to sub-clause (ii) of clause "first", any official committee appointed by the
                           -----
Bankruptcy Court shall have the following order of priority:

               first, (i) amounts payable pursuant to 28 U.S.C. (S) 1930(a)(6)
               -----
     and (ii) allowed fees and expenses of attorneys, accountants and other professionals retained in the Chapter 11 Cases pursuant to Sections 327 and 1103 of the Bankruptcy Code, but the amount entitled to priority under sub-clause (ii) of this clause first ("Priority Professional Expenses") shall
                                -----   ------------------------------
     not exceed $3,000,000 outstanding in the aggregate at any time (inclusive of any holdbacks required by the Bankruptcy Court) (the "Professional
                                                              ------------
     Expense Cap"); provided, however, that (A) after the Agent has provided
     -----------    --------  -------
     written by-hand or facsimile notice to the Administrative Borrower of the occurrence of an Event of Default hereunder or a default by the Borrowers in any of their obligations under the Final Bankruptcy Court Order, any payments actually made to such professionals after the occurrence and during the continuance of such Event of Default or default, under Sections 330 and 331 of the Bankruptcy Code or otherwise, shall reduce the Professional Expense Cap on a dollar-for-dollar basis and
     (B) for the avoidance of doubt, any payment actually made to such professionals prior to the notice described in subclause (A) above may be retained by such professionals and not reduce the Professional Expense Cap, second, all Obligations, and
               ------

               third, all other allowed administrative expenses.
               -----

          "Agreement" means this Financing Agreement, including all amendments,
           ---------
modifications and supplements and any exhibits or schedules to any of the foregoing, and shall refer to the Agreement as the same may be in effect at the time such reference becomes operative.

          "Applicable Margin" means (i) from the Effective Date until May 31,
           -----------------
2001, two percent (2%) and (ii) on and after the first day of each month commencing June 1, 2001, the Applicable Margin for the month immediately preceding such month plus an additional one percent (1%).

          "A/R Advance Percentage" means the advance rate, designated as a
           ----------------------
percentage, of Eligible Accounts Receivable determined by the Agent in the exercise of its business judgment, based upon the results of a Field Survey and Audit and the lending practices of the Agent and advised by the Agent to the Administrative Borrower in writing immediately prior to the making of the initial Revolving Loan hereunder.

          "Assignment and Acceptance" means an assignment and acceptance entered
           -------------------------
into by an assigning Lender and an assignee, and accepted by the Agent, in accordance with Section 11.07 hereof and substantially in the form of Exhibit G hereto.

          "Authorized Officer" means the chief financial officer, president or
           ------------------
executive vice president of the Administrative Borrower.

          "Avoidance Actions" means all causes of action arising under Sections
           -----------------
542, 544, 545, 547, 548, 549, 550, 551, 553(b) or 724(e) of the Bankruptcy Code
and any proceeds therefrom.

          "Bankruptcy Code" has the meaning specified therefor in the recitals
           ---------------
hereto.

          "Bankruptcy Court" has the meaning specified therefor in the recitals
           ----------------
hereto.

          "Board" means the Board of Governors of the Federal Reserve System of
           -----
the United States.

          "Book Value" means, as to any Inventory, the lower of (i) cost (as
           ----------
reflected in the general ledger of any Borrower before customary (but not extraordinary) reserves established by such Borrower in good faith and in accordance with GAAP) and (ii) market value, in each case determined in accordance with GAAP calculated on a first in first out basis).

          "Borrower" and "Borrowers" have the meanings specified therefor in the
           ------------------------
preamble hereto.

          "Borrowing Base" means, at any time, the difference between (i) the
           --------------
sum of (A) the A/R Advance Percentage of the Borrowers' Net Amount of Eligible Accounts Receivable at such time plus (B) up to 0% of the Book Value of the
                                 ----
Borrowers' aggregate Eligible Inventory at such time or such other percentage as shall be determined by the Agent in the exercise of its business judgment based upon the results of the Field Survey and Audit and subject to the lending practices of the Agent and (ii) the sum of (A) $3,000,000 plus (B) such reserves
                                                          ----
as the Agent may deem appropriate in the exercise of its reasonable business judgment based upon the lending practices of the Agent, consistent with the practices customary in the commercial finance industry generally and advised by the Agent to the Administrative Borrower. The Agent and the Lenders may include other assets of the Borrowers in the Borrowing Base, based upon the results of the Field Survey and Audit and subject to the lending practices of the Agent and the Lenders. In addition, the Agent and the Lenders may include the accounts receivable, inventory and other assets of any Guarantor which becomes a debtor in the Chapter 11 Cases, based upon legal and financial due diligence with respect to such Guarantor, consistent with the diligence that was performed with respect to the Borrowers, which shall be acceptable to the Agent in its sole and absolute discretion. Any such inclusion of additional assets in the Borrowing Base will be at advance rates and subject to eligibility criteria, reserves and other limitations to be determined by the Agent and the Lenders in their sole judgment.

          "Borrowing Base Certificate" means a certificate signed by an
           --------------------------
Authorized Officer of the Administrative Borrower and setting forth the calculation of the Borrowing Base in compliance with Section 7.01(a)(xii), in a form satisfactory to the Agent.

          "Budget" means the Short Term Budget or the Long Term Budget, as the
           ------
context requires.

          "Business Day" means any day other than a Saturday, Sunday or other
           ------------
day on which commercial banks in New York City are authorized or required to close.

          "Capital Expenditures" means, with respect to any Person for any
           --------------------
period, the sum of (i) the aggregate of all expenditures by such Person during such period that in accordance with GAAP are or should be included in "property, plant and equipment" or similar fixed asset account on its balance sheet, whether such expenditures are paid in cash or financed and including all Capitalized Lease Obligations paid or payable during such period, and (ii) to the extent not covered by clause (i) above, the aggregate of all expenditures by such Person and its Subsidiaries to acquire by purchase or otherwise the business or fixed assets of, or the Capital Stock of, any other Person.

          "Capital Guideline" means any law, rule, regulation, policy, guideline
           -----------------
or directive (whether or not having the force of law and whether or not the failure to comply therewith would be unlawful) (i) regarding capital adequacy, capital ratios, capital requirements, the calculation of a bank's capital or similar matters, or (ii) affecting the amount of capital required to be obtained or maintained by a Lender or any Person controlling any Lender, or the manner in which a Lender or any Person controlling any Lender allocate capital to any of their contingent liabilities (including letters of credit), advances, acceptances, commitments, assets or liabilities.

          "Capitalized Lease" means, with respect to any Person, any lease of
           -----------------
real or personal property by such Person as lessee which is required under GAAP to be capitalized on the balance sheet of such Person.

          "Capitalized Lease Obligations" means, with respect to any Person,
           -----------------------------
obligations of such Person under Capitalized Leases, and, for purposes hereof, the amount of any such obligation shall be the capitalized amount thereof determined in accordance with GAAP.

          "Capital Stock" means (i) with respect to any Person that is a
           -------------
corporation, any and all shares, interests, participations or other equivalents (however designated and whether or not voting) of corporate stock, and (ii) with respect to any Person that is not a corporation, any and all partnership, membership or other equity interests of such Person.

          "Carve-Out Expenses" means those amounts, fees, expenses and claims
           ------------------
set forth in clause "first" of the definition of the term "Agreed Administrative
                     -----
Expense Priorities."

          "Change of Control" means Phillipe Bodson shall cease to be involved
           -----------------
in the day-to-day operations and management of the business of the Borrowers and a successor reasonably acceptable to the Lenders is not appointed on terms reasonably acceptable to the Lenders within 30 days of such cessation of involvement.

          "Chapter 11 Cases" has the meaning given that term in the recitals to
           ----------------
this Agreement.

          "Closing Fees" has the meaning specified therefor in Section 2.06(a).
           ------------

          "Code" means the Internal Revenue Code of 1986, as amended (or any
           ----
successor statute thereto) and the regulations thereunder.

          "Collateral" has the meaning specified therefor in Section 3.01(a).
           ----------

          "Collection Account" has the meaning specified therefor in Section
           ------------------
8.01(a).

          "Commitments" means, with respect to each Lender, such Lender's
           -----------
Revolving Credit Commitment, Term Loan A Commitment and Term Loan B Commitment.

          "Concordat" has the meaning specified therefor in the recitals hereto.
           ---------

          "Contingent Obligation" means, with respect to any Person, any
           ---------------------
obligation of such Person guaranteeing or intended to guarantee any Indebtedness, leases, dividends or other obligations ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, (i) the direct or indirect guaranty, endorsement (other than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of the obligation of a primary obligor, (ii) the obligation to make take-or-pay or similar payments, if required, regardless of nonperformance by any other party or parties to an agreement, (iii) any obligation of such Person, whether or not contingent, (A) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (B) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (C) to purchase property, assets, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (D) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof; provided, however, that the term
                                            --------  -------
"Contingent Obligation" shall not include any products warranties extended in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation with respect to which such Contingent Obligation is made (or, if less, the maximum amount of such primary obligation for which such Person may be liable pursuant to the terms of the instrument evidencing such Contingent Obligation) or, if not stated or determinable, the maximum reasonably anticipated liability with respect thereto (assuming such Person is required to perform thereunder), as determined by such Person in good faith.

          "Control Agreement" means a control agreement, in form and substance
           -----------------
satisfactory to the Agent, between a Borrower, the Agent, and a securities intermediary with respect to a Securities Account and related Investment Property.

          "Default" means an event which, with the giving of notice or the lapse
           -------
of time or both, would constitute an Event of Default.

          "Dictaphone" has the meaning specified therefor in the preamble
           ----------
hereto.

          "Disposition" means any transaction, or series of related
           -----------
transactions, pursuant to which any Person sells, assigns, transfers or otherwise disposes of any property or assets (whether now owned or hereafter acquired) to any other Person, in each case whether or not the consideration therefor consists of cash, securities or other assets owned by the acquiring Person, excluding any sales of Inventory in the ordinary course of business on
        ---------
ordinary business terms.

          "Dollar," "Dollars" and the symbol "$" each means lawful money of the
           ------    -------                  -
United States of America.

          "Effective Date" means the date, on or before February 23, 2001, on
           --------------
which all of the conditions precedent set forth in Section 5.01 are satisfied and the Term Loan A is made.

          "Eligible Accounts Receivable" means the Accounts Receivable which
           ----------------------------
are, and at all times continue to be, acceptable to the Agent in the exercise of its reasonable business judgment based on the lending practices of the Agent, consistent with criteria customary in the commercial finance industry generally. In general, an Account Receivable may, in the reasonable business judgment of the Agent, be deemed to be eligible if: (i) delivery of the merchandise or the rendition of the services has been completed (other than in the case of service agreements which are billed in advance and for which the Account Debtor is obligated to pay whether or not any service is rendered); (ii) with respect to such Account Receivable, no return, rejection, repossession or dispute has occurred, the Account Debtor has not asserted any setoff, defense or counterclaim, and there has not occurred any extension of the time for payment without the consent of the Agent, provided,
                                                                    --------
that, in the case of any dispute, setoff, defense or counterclaim with respect
----
to an Account Receivable, the portion of such Account Receivable not subject to such dispute, setoff, defense or counterclaim will not be ineligible solely by reason of this clause (ii); (iii) such Account Receivable is lawfully owned by a Borrower free and clear of any Lien other than in favor of the Agent for the benefit of the Lenders and otherwise continues to be in full conformity with all representations and warranties made by the Borrowers to the Agent and the Lenders with respect thereto in the Loan Documents; (iv) such Account Receivable is unconditionally payable in Dollars within 90 days from the invoice date and is not evidenced by a promissory note, chattel paper or any other instrument or other document unless the original of such document is in the possession of the Agent and contains all necessary indorsements in favor of the Agent; (v) no more than 60 days have elapsed from the invoice due date and no more than 90 days have elapsed from the invoice date with respect to such Account Receivable; (vi) such Account Receivable is not due from an Affiliate of the Borrowers; (vii) such Account Receivable does not constitute an obligation of the United States or any other Governmental Authority (unless all steps required by the Agent in connection therewith, including notice to the United States Government under the Federal Assignment of Claims Act or any action under any state statute comparable to the Federal Assignment of Claims Act, have been duly taken in a manner satisfactory to the Agent); (viii) the Account Debtor (or the applicable office of the Account Debtor) with respect to such Account Receivable is located in the continental United States, unless such Account Receivable is supported by a letter of credit or other similar obligation satisfactory to the Agent; (ix) the Account Debtor with respect to such Account Receivable is not also a supplier to or creditor of the Borrowers, unless such Account Debtor has executed a no-offset letter satisfactory to the Agent; (x) not more than 50% of the aggregate amount of all Accounts Receivable of the Account Debtor with respect to such Account Receivable have remained unpaid 60 days past the invoice due date or 90 days past the invoice date; (xi) the Account Debtor with respect to such Account Receivable (A) has not filed a petition for bankruptcy or any other relief under the Bankruptcy Code or any other law relating to bankruptcy, insolvency, reorganization or relief of debtors, made an assignment for the benefit of creditors, had filed against it any petition or other application for relief under the Bankruptcy Code or any such other law, (B) has not failed, suspended business operations, become insolvent or called a meeting of its creditors for the purpose of obtaining any financial concession or accommodation, (C) has not had or suffered to be appointed a receiver or a trustee for all or a significant portion of its assets or affairs or (D) in the case of an Account Debtor who is an individual, is not an employee of the Borrowers or any of their Affiliates and has not died or been declared incompetent; and (xii) the Agent is, and continues to be, satisfied with the credit standing of the Account Debtor in relation to the amount of credit extended and the Agent believes, in its reasonable business judgment, that the prospect of collection of such Account Receivable is not impaired for any reason.

          "Eligible Inventory" means, with respect to any Borrower, all finished
           ------------------
goods Inventory (including finished components thereof) that meets all of the following specifications: (i) such Inventory is lawfully owned by such Borrower free and clear of any existing Lien, other than that of the Agent for the benefit of the Lenders under the Loan Documents; (ii) such Inventory is not held on consignment and may be lawfully sold and it continues to be in full conformity with all representations and warranties made by such Borrower with respect thereto in the Loan Documents; (iii) such Borrower has the right to grant Liens on such Inventory; (iv) such Inventory arose or was acquired in the ordinary course of the business of such Borrower and does not represent damaged, obsolete or unsalable goods; (v) no Account Receivable or document of title has been created or issued with respect to such Inventory; (vi) such Inventory is located in one of the continental United States; (vii) if such Inventory consists of finished goods Inventory sold under a licensed trademark or if such Inventory contains or uses a medium subject to a copyright (A) the Agent shall have entered into a waiver letter, in form and substance satisfactory to the Agent, with the licensor with respect to the rights of the Agent to use the licensed trademark or copyright to sell or otherwise dispose of such Inventory or (B) the Agent shall otherwise be satisfied, in its sole discretion, that the Agent has rights to sell or dispose of such Inventory; (viii) the Inventory is not raw materials (other than finished components of finished goods), work-in-process, supplies or packaging; and (ix) such Inventory is and at all times shall continue to be acceptable to the Agent in the exercise of its reasonable business judgment based upon the lending practices of the Agent, consistent with criteria customary in the commercial finance industry generally.

          "Employee Plan" means an employee benefit plan (other than a
           -------------
Multiemployer Plan) covered by Title IV of ERISA and maintained (or was maintained at any time during the six (6) calendar years preceding the date of any borrowing hereunder) for employees of any Borrower or any of its ERISA Affiliates.

          "Entry Date" has the meaning specified therefor in Section 5.01(a).
           ----------

          "Environmental Actions" means any complaint, summons, citation,
           ---------------------
notice, directive, order, claim, litigation, investigation, judicial or administrative proceeding, judgment, letter or other communication from any Governmental Authority involving violations of Environmental Laws or Releases of Hazardous Materials (i) from any assets, properties or businesses of any Loan Party or any of its Subsidiaries or any predecessor in interest; (ii) from adjoining properties or businesses; or (iii) onto any facilities which received Hazardous Materials generated by any Loan Party or any of its Subsidiaries or any predecessor in interest.

          "Environmental Laws" means the Comprehensive Environmental Response,
           ------------------
Compensation and Liability Act (42 U.S.C. (S) 9601, et seq.), the Hazardous
                                                    -- ---
Materials Transportation Act (49 U.S.C. (S) 1801, et seq.), the Resource
                                                  -- ---
Conservation and Recovery Act (42 U.S.C. (S) 6901, et seq.), the Federal Clean
                                                   -- ---
Water Act (33 U.S.C. (S) 1251 et seq.), the Clean Air Act (42 U.S.C. (S) 7401 et
                              -- ---                                          --
seq.), the Toxic Substances Control Act (15 U.S.C. (S) 2601 et seq.) and the
---                                                         -- ---
Occupational Safety and Health Act (29 U.S.C. (S) 651 et seq.), as such laws may
                                                      -- ---
be amended or otherwise modified from time to time, and any other present or future federal, state, local or foreign statute, ordinance, rule, regulation, order, judgment, decree, permit, license or other binding determination of any Governmental Authority imposing liability or establishing standards of conduct for protection of the environment.

          "Environmental Liabilities and Costs" means all liabilities, monetary
           -----------------------------------
obligations, Remedial Actions, losses, damages, punitive damages, consequential damages, treble damages, costs and expenses (including all reasonable fees, disbursements and expenses of counsel, experts and consultants and costs of investigations and feasibility studies), fines, penalties, sanctions and interest incurred as a result of any claim or demand by any Governmental

Authority or any third party, and which relate to any environmental condition or a Release of Hazardous Materials from or onto (i) any property presently or formerly owned by any Loan Party or any of its Subsidiaries or (ii) any facility which received Hazardous Materials generated by any Loan Party or any of its Subsidiaries.

          "Environmental Lien" means any Lien in favor of any Governmental
           ------------------
Authority for Environmental Liabilities and Costs.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as
           -----
amended, and any successor statute of similar import, and regulations thereunder, in each case as in effect from time to time. References to sections of ERISA shall be construed also to refer to any successor sections.

          "ERISA Affiliate" means, with respect to any Person, any trade or
           ---------------
business (whether or not incorporated) which is a member of a group of which such Person is a member and which would be deemed to be a "controlled group" within the meaning of Sections 414(b), (c), (m) and (o) of the Code.

          "Event of Default" means any of the events set forth in Section 9.01.
           ----------------

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.
           ------------

          "Expense Deposit" means the expense deposit in the amount of $200,000
           ---------------
paid by the Borrowers to the Agent on or prior to the Effective Date to pay the out-of-pocket costs and expenses of the Agent in connection with the performance of due diligence, the appraising and securing of Collateral and other property and assets of the Loan Parties, and the preparation of agreements, instruments and other documents in connection with the transactions contemplated hereby and by the other Loan Documents, and otherwise in connection with the consummation of such transactions.

          "Federal Funds Rate" means, for any period, a fluctuating interest
           ------------------
rate per annum equal for each day during such period of the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three Federal funds brokers of recognized standing selected by it.

          "Field Survey and Audit" has the meaning specified therefor in Section
           ----------------------
5.02(e).

          "Filing Date" means the date on which the Chapter 11 Cases were
           -----------
commenced.

          "Final Bankruptcy Court Order" means the order of the Bankruptcy Court
           ----------------------------
approving the Loans made and to be made to the Borrowers in accordance with this Agreement, substantially in the form of Exhibit F, as the same may be amended, modified or supplemented from time to time with the express written joinder or consent of the Agent, the Lenders and the Borrowers.

          "Final Maturity Date" means the date which is the earliest of (i)
           -------------------
February 23, 2001, if the Final Bankruptcy Court Order has not been entered on or prior to such date, (ii) the date of the substantial consummation (as defined in Section 1101(2) of the Bankruptcy Code) of a plan of reorganization in the Chapter 11 Cases that have been confirmed by an order of the Bankruptcy Court,
(iii) March 20, 2002, or (iv) such earlier date on which either (A) all Loans shall become due and payable, in whole, in accordance with the terms of this Agreement and the other Loan Documents or (B) all Loans and all other Obligations for the payment of money shall be paid in full and the Total Revolving Credit Commitment and this Agreement are terminated.

          "GAAP" means generally accepted accounting principles in effect from
           ----
time to time in the United States, applied on a consistent basis.

          "Governmental Authority" means any nation or government, any Federal,
           ----------------------
state, city, town, municipality, county, local or other political subdivision thereof or thereto and any department, commission, board, bureau, instrumentality, agency or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

          "Guaranties" means each guaranty substantially in the form attached as
           ----------
Exhibit B hereto, made by a Guarantor in favor of the Agent for the benefit of the Lenders.

          "Guarantor" means (i) each non-debtor Subsidiary of the Parent listed
           ---------
on Schedule 1.01(A) hereto and (ii) each other Person which guarantees, pursuant to Section 7.01(b) or otherwise, all or any part of the Obligations.

          "Hazardous Materials" means (a) any element, compound or chemical that
           -------------------
is defined, listed or otherwise classified as a contaminant, pollutant, toxic pollutant, toxic or hazardous substances, extremely hazardous substance or chemical, hazardous waste, special waste, or solid waste under Environmental Laws; (b) petroleum and its refined products; (c) polychlorinated biphenyls; (d) any substance exhibiting a hazardous waste characteristic, including but not limited to, corrosivity, ignitability, toxicity or reactivity as well as any radioactive or explosive materials; and (e) any raw materials or building components, including but not limited to, asbestos-containing materials and manufactured products containing hazardous substances.

          "Hedging Agreement" means any interest rate, foreign currency,
           -----------------
commodity or equity swap, collar, cap, floor or forward rate agreement, or other agreement or arrangement designed to protect against fluctuations in interest rates or currency, commodity or equity values (including, without limitation, any option with respect to any of the foregoing and any combination of the foregoing agreements or arrangements), and any confirmation executed in connection with any such agreement or arrangement.

          "Highest Lawful Rate" means, with respect to the Agent or a Lender,
           -------------------
the maximum non-usurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged or received on the Obligations under laws applicable to the Agent or such Lender which are currently in effect or, to the extent allowed by law, under such applicable laws which may hereafter be in effect and which allow a higher maximum non-usurious interest rate than applicable laws now allow.

          "Indebtedness" means, without duplication, with respect to any Person,
           ------------
(i) all indebtedness of such Person for borrowed money; (ii) all obligations of such Person for the deferred purchase price of property or services (other than trade payables or other account payables incurred in the ordinary course of such Person's business and not past due for more than 90 days after the date such payable was created); (iii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments or upon which interest payments are customarily made; (iv) all obligations and liabilities of such Person created or arising under any conditional sales or other title retention agreement with respect to property used and/or acquired by such Person, even though the rights and remedies of the lessor, seller and/or lender thereunder are limited to repossession or sale of such property; (v) all Capitalized Lease Obligations of such Person; (vi) all obligations and liabilities, contingent or otherwise, of such Person, in respect of letters of credit, acceptances and similar facilities; (vii) all obligations and liabilities, calculated on a basis satisfactory to the Agent and in accordance with accepted practice, of such Person under Hedging Agreements; (viii) all Contingent Obligations; (ix) liabilities incurred under Title IV of ERISA with respect to any plan (other than a Multiemployer Plan) covered by Title IV of ERISA and maintained for employees of such Person or any of its ERISA Affiliates (other than liabilities incurred under benefit plans, other than defined benefit plans, not past due for more than 90 days after the date such liabilities were incurred); (x) withdrawal liability incurred under ERISA by such Person or any of its ERISA Affiliates to any Multiemployer Plan; (xi) all other items (other than those expressly excluded in clauses (i) through (x) of this definition) which, in accordance with GAAP, would be included as liabilities on the liability side of the balance sheet of such Person; and (xii) all obligations referred to in clauses (i) through (xi) of this definition of another Person secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) a Lien upon property owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness. The Indebtedness of any Person shall include the Indebtedness of any partnership of or joint venture in which such Person is a general partner or a joint venturer.

          "Indemnified Matters" has the meaning specified therefor in Section
           -------------------
11.14.

          "Indemnitees" has the meaning specified therefor in Section 11.14.
           -----------

          "Inventory" means all goods and merchandise of any Borrower,
           ---------
including, without limitation, all raw materials, work-in-process, packaging, supplies, materials and finished goods of every nature used or usable in connection with the shipping, storing, advertising or sale of such goods and merchandise, whether now owned or hereafter acquired, and all such other property the sale or other disposition of which would give rise to an Account Receivable or cash.

          "Investment Property" means "investment property" as that term is
           -------------------
defined in Section 9-115 of the Uniform Commercial Code.

          "L&H Holdings" has the meaning specified therefor in the preamble
           ------------
hereto.

          "Lender" has the meaning specified therefor in the preamble hereto.
           ------

          "Liabilities" has the meaning specified therefor in Section 2.07.
           -----------

          "Lien" means any mortgage, deed of trust, pledge, lien (statutory or
           ----
otherwise), security interest, charge or other encumbrance or security or preferential arrangement of any nature, including, without limitation, any conditional sale or title retention arrangement, any Capitalized Lease and any assignment, deposit arrangement or financing lease intended as, or having the effect of, security.

          "Loan" means any Revolving Loan or Term Loan made by the Agent or a
           ----
Lender to the Borrowers pursuant to Article II hereof.

          "Loan Account" means an account maintained hereunder by the Agent on
           ------------
its books of account, at the Payment Office and with respect to the Borrowers, in which the Borrowers will be charged with all Loans made to, and all other Obligations incurred by, the Borrowers.

          "Loan Documents" means this Agreement, the Notes, the Final Bankruptcy
           --------------
Court Order, the Guaranties, the Security Agreements, the Pledge Agreements, the Mortgages and all other agreements, instruments, and other documents executed and delivered pursuant hereto or thereto or otherwise evidencing or securing any Loan or other Obligation.

          "Loan Parties" means the Borrowers and the Guarantors.
           ------------

          "Loan Servicing Fee" has the meaning specified therefor in Section
           ------------------
2.06(c).

          "Lockboxes" has the meaning specified therefor in Section 8.01(a).
           ---------

          "Lockbox Bank" has the meaning specified therefor in Section 8.01(a).
           ------------

          "Long Term Budget" means the profit and loss and cash flow projections
           --------- ------
of the Parent and its Subsidiaries (other than Mendez and its Subsidiaries and L&H Korea) attached hereto as Schedule 1.01(D).

          "Material Adverse Deviation" means a deviation of more than 15% from
           --------------------------
any of the following line items set forth in the Long Term Budget:  (i) Revenue;
(ii) Gross Margin; (iii) Operating Income; (iv) Net Income before Income Taxes and Restructuring Expense; (v) EBITDAR; (vi) the sum of (x) DIP Financing plus
(y) so long as no Event of Default shall have occurred and be continuing, the Permitted Carry-Forward (as hereinafter defined); or (vii) the sum of (x) Cash Restructuring Costs plus (y) so long as no Event of Default shall have occurred and be continuing, the Permitted Carry-Forward. For purposes of this definition of "Material Adverse Deviation", "Permitted Carry-Forward" shall mean, for any period, the amount (if any) by which the projected amount of such line item as shown in the Long Term Budget for the immediately preceeding period exceeded the actual amount of such line item for such immediately preceeding period.

          "Material Adverse Effect" means a material adverse effect on any of
           -----------------------
(i) the operations, business, assets, properties, condition (financial or otherwise) or prospects of Dictaphone, individually, the Borrowers, taken as a whole, or the Loan Parties, taken as a whole (other than as a result of (x) the filing of the Chapter 11 Cases or the commencement of the Concordat, (y) the restatement of the financial statements for the years ended December 31, 1998, December 31, 1999, and December 31, 2000, and for the six (6) month period ended June 30, 2000, in order to conform such financial statements with GAAP, and (z) the failure to comply with SEC reporting requirements), (ii) the ability of any Borrower to perform any of its obligations under any Loan Document to which it is a party or the ability of the Loan Parties, taken as a whole, to perform any of their obligations under the Loan Documents, (iii) the legality, validity or enforceability of this Agreement or any other Loan Document, (iv) the rights and remedies of the Agent and the Lenders under any Loan Document, or (v) the validity, perfection or priority of a Lien in favor of the Agent for the benefit of the Lenders on any of the Collateral.

          "Mendez" means Mendez S.A./N.V. (f/k/a L&H Speech and Language
           ------
Consulting & Services N.V.), a company incorporated under Belgian laws as a "naamlooze vennootschap" with registered seat at L'Arsenal, Louis Schmidtlaan 3 at 1040 Brussels, Belgium, registered with the Commercial Register of Brussels under No. 646.783.

          "Moody's" means Moody's Investors Service, Inc. and any successor
           -------
thereto.

          "Mortgage" means each mortgage, deed of trust, deed to secure debt, or
           --------
other similar instrument, in form and substance satisfactory to the Agent, made by any Loan Party in favor of the Agent for the benefit of the Lenders, securing the Obligations and delivered to the Agent pursuant to Section 5.02 or Section 7.01(b).

          "Multiemployer Plan" means a "multiemployer plan" as defined in
           ------------------
Section 4001(a)(3) of ERISA for which any Borrower or any ERISA Affiliate has contributed to, or has been obligated to contribute to, at any time during the preceding six (6) years.

          "Net Amount of Eligible Accounts Receivable" means the aggregate
           ------------------------------------------
unpaid invoice amount of Eligible Accounts Receivable less, without duplication, sales, excise or similar taxes, returns, discounts, chargebacks, claims, advance payments, credits and allowances of any nature at any time issued, owing, granted, outstanding, available or claimed.

          "Net Cash Proceeds" means, (i) with respect to any Disposition by any
           -----------------
Person, the amount of cash received (or, in the case of any Disposition outside of the United States, the amount of cash received by such Person that under applicable law can be repatriated to the United States) (directly or indirectly) from time to time (whether as initial consideration or through the payment of deferred consideration) by or on behalf of such Person or any of its Subsidiaries, in connection therewith after deducting therefrom only (A) the principal amount of any Indebtedness secured by any Lien not prohibited by
Section 7.02(b) on any asset (other than Indebtedness assumed by the purchaser of such asset) (or, in the case of any Disposition outside the United States, any Indebtedness whether secured or unsecured) which is (x) required to be, and is, repaid in connection with such Disposition (other than Indebtedness under this Agreement) or (y) in escrow in connection with such Person contesting such Indebtedness or the

Lien securing such Indebtedness in connection with such Disposition, (B) reasonable expenses related thereto incurred by such Person in connection therewith, (C) transfer taxes paid by such Person in connection therewith, and
(D) net income taxes to be paid in connection with such Disposition (after taking into account any tax credits or deductions and any tax sharing arrangements) and (ii) with respect to the sale or issuance by any Person of any shares of its Capital Stock, the aggregate amount of cash received (or, in the case of any sale or issuance outside of the United States, the amount of cash received by such Person that under applicable law can be repatriated to the United States) (directly or indirectly) from time to time (whether as initial consideration or through the payment of deferred consideration) by or on behalf of such Person or any of its Subsidiaries in connection therewith after deducting therefrom only reasonable brokerage commissions, underwriting fees and discounts, legal fees and similar fees and commissions, transfer taxes paid by such Person in connection therewith, and net income taxes to be paid in connection with such Disposition (after taking into account any tax credits or deductions and any tax sharing arrangements).

          "Notes" means, collectively, the Term A Notes, the Term B Notes and
           -----
the Revolving Credit Notes.

          "Notice of Borrowing" has the meaning specified therefor in Section
           -------------------
2.02.

          "Obligations" means (i) the obligations of each Borrower to pay, as
           -----------
and when due and payable (by scheduled maturity, required prepayment, acceleration, demand or otherwise), all amounts from time to time owing by it in respect of the Loan Documents, whether for principal, interest, fees, indemnification payments, expense reimbursements or otherwise, and (ii) the obligations of each Borrower and each other Loan Party to perform or observe all of its obligations from time to time existing under the Loan Documents.

          "Operating Lease Obligations" means all obligations for the payment of
           ---------------------------
rent for any real or personal property under leases or agreements to lease, other than Capitalized Lease Obligations.

          "Parent" has the meaning specified therefor in the preamble hereto.
           ------

          "Participant Register" has the meaning specified therefor in Section
           --------------------
11.07(b)(v).

          "Payment Office" means the Agent's office located at 450 Park Avenue,
           --------------
28/th/ Floor, New York, New York 10022, or at such other office or offices of the Agent in New York as may be designated in writing from time to time by the Agent to the Administrative Borrower.

          "PBGC" means the Pension Benefit Guaranty Corporation or any successor
           ----
thereto.

          "Permitted Indebtedness" means:
           ----------------------

          (a) any Indebtedness owing to the Agent and the Lenders under this Agreement and the other Loan Documents;

          (b) any Indebtedness existing on the Effective Date;

          (c) Indebtedness of non-debtor Subsidiaries of the Loan Parties for which such non-debtor Subsidiaries are liable solely as a result of such Subsidiaries being a general partner or joint venturer in a partnership or joint venture that has incurred such Indebtedness;

          (d) any Indebtedness arising in respect of a loan or advance permitted under Section 7.02(f);

          (e) Indebtedness evidenced by commercial insurance premium finance arrangements entered into prior to the Effective Date;

          (f) Contingent Obligations of one Subsidiary for the Indebtedness or obligations of another Subsidiary, provided that such Indebtedness or
                                   --------
obligations are not prohibited by the terms of this Agreement; and

          (g) any additional Indebtedness in an aggregate amount for all Loan Parties and Restricted Subsidiaries not in excess of $500,000.

          "Permitted Investments" means (i) marketable direct obligations issued
           ---------------------
or unconditionally guaranteed by the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within six months from the date of acquisition thereof; (ii) commercial paper, maturing not more than 270 days after the date of issue rated P-1 by Moody's or A-1 by Standard & Poor's; (iii) certificates of deposit maturing not more than 270 days after the date of issue, issued by commercial banking institutions and money market or demand deposit accounts maintained at commercial banking institutions, each of which is a member of the Federal Reserve System and has a combined capital and surplus and undivided profits of not less than $500,000,000; (iv) repurchase agreements having maturities of not more than 90 days from the date of acquisition which are entered into with major money center banks included in the commercial banking institutions described in clause (iii) above and which are secured by readily marketable direct obligations of the Government of the United States of America or any agency thereof; (v) money market accounts maintained with mutual funds having assets in excess of $2,500,000,000; (vi) tax exempt securities rated A or better by Moody's or A+ or better by Standard & Poor's; and (vii) any other investments acceptable to the Agent and the Administrative Borrower.

          "Permitted Liens" means:
           ---------------

          (a) Liens securing the Obligations;

          (b) Liens for taxes, assessments and governmental charges the payment of which is not required under Section 7.01(c);

          (c) Liens imposed by law, such as carriers', warehousemen's, mechanics', materialmen's and other similar Liens arising (provided they are subordinate to the Agent's Liens on Collateral) in the ordinary course of business and securing obligations (other than Indebtedness for borrowed money) that are not overdue by more than 30 days or are being contested in good faith and by appropriate proceedings promptly initiated and diligently conducted, and a reserve or other appropriate provision, if any, as shall be required by GAAP shall have been made therefor;

          (d) Liens existing on the Filing Date, but not the extension of coverage thereof to other property or the extension of maturity, refinancing or other modification of the terms thereof or the increase of the Indebtedness secured thereby;

          (e) Liens imposed by law, such as carriers', warehouseman's, mechanics', materialman's and other similar Liens existing on the Filing Date;

          (f) deposits and pledges securing (i) obligations incurred in respect of workers' compensation, unemployment insurance or other forms of governmental insurance or benefits, (ii) the performance of bids, tenders, leases, contracts (other than for the payment of money) and statutory obligations or (iii) obligations on surety or appeal bonds, but only to the extent such deposits or pledges are incurred or otherwise arise in the ordinary course of business and secure obligations not past due;

          (g) easements, zoning restrictions, and similar encumbrances on real property and minor irregularities in the title thereto that do not (i) secure obligations for the payment of money or (ii) materially impair the value of such property or its use by any Loan Party or any of its Subsidiaries in the normal conduct of such Person's business; and

          (h) Liens with respect to equipment leases and other contractual obligations (not constituting Indebtedness) entered into in the ordinary course of business;

          (i) Pre-petition Liens asserted by Artesia Banking Corporation N.V. in the assets of the Parent located in Belgium (for the avoidance of doubt, in the case of intellectual property, all rights to use in the United States any intellectual property interests of any Borrower registered under the laws of the United States shall not constitute assets of the Parent located in Belgium), subject to the terms set forth in the Final Bankruptcy Court Order;

          (j) Pre-petition Liens asserted by KBC Bank N.V. in the Accounts Receivable of the Parent for which the Account Debtor (or the applicable office of the Account Debtor) is located outside of the United States (including, for purposes of this clause (j) only, all claims of the Parent in respect of such Accounts Receivable irrespective of whether such claims are for payment for goods sold or services rendered), subject to the terms set forth in the Final Bankruptcy Court Order;

          (k) Liens granted in favor of each Borrower in all assets and property of each other Borrower (other than Avoidance Actions), subject to the terms set forth in the Final Bankruptcy Court Order;

          (l) Liens with respect to commercial insurance premium finance arrangements existing on the Effective Date;

          (m) Liens with respect to source code deposit arrangements of the Loan Parties entered into in the ordinary course of business; and

          (n) Pre-petition Lien and/or right of set-off asserted by Deutsche Bank AG against the account balance existing on the Filing Date (including any interest thereon) in Dictaphone account no. 0298494 located at Deutsche Bank (London Branch).

          "Permitted Priority Liens" means those Liens set forth in clauses (e),
           ------------------------
(f), (g), (h), (i), (j) and (n) of the definition of the term "Permitted Liens".

          "Person" means an individual, corporation, limited liability company,
           ------
partnership, association, joint-stock company, trust, unincorporated organization, joint venture or Governmental Authority.

          "Pledge Agreement" means a Pledge and Security Agreement made by each
           ----------------
Borrower and Guarantor in favor of the Agent for the benefit of the Lenders, substantially in the form of Exhibit C, securing the Obligations and delivered to the Agent.

          "Post-Default Rate" means a rate of interest per annum equal to the
           -----------------
rate of interest otherwise in effect from time to time pursuant to the terms of this Agreement plus 4%.

          "Priority Professional Expenses" shall mean those expenses entitled to
           ------------------------------
a priority as set forth in sub-clause (ii) of the clause "first" of the
                                                          -----
definition of the term "Agreed Administrative Expense Priorities".

          "property" means any right or interest in or to property of any kind
           --------
whatsoever, whether real, personal or mixed and whether tangible or intangible.

          "Pro Rata Share" means:
           --------------

          (a) with respect to a Lender's obligation to make Revolving Loans and receive payments of interest, fees, and principal with respect thereto, the percentage obtained by dividing (i) such Lender's Revolving Credit Commitment, by (ii) the Total Revolving Credit Commitment, provided, that, if the Total
                                               --------
Revolving Credit Commitment has been reduced to zero, the numerator shall be the aggregate unpaid principal amount of such Lender's Revolving Loans (including Agent Advances) and the denominator shall be the aggregate unpaid principal amount of all of the Revolving Loans (including Agent Advances),

          (b) with respect to a Lender's obligation to make a Term Loan A and receive payments of interest, fees, and principal with respect thereto, the percentage obtained by dividing (i) such Lender's Term Loan A Commitment, by
(ii) the Total Term Loan A Commitment, provided that if the Total Term Loan A Commitment has been reduced to zero, the numerator shall be the aggregate unpaid principal amount of such Lender's Term Loan A and the denominator shall be the aggregate unpaid principal amount of the Term Loans A of all Lenders,

          (c) with respect to a Lender's obligation to make a Term Loan B and receive payments of interest, fees, and principal with respect thereto, the percentage obtained by dividing (i) such Lender's Term Loan B Commitment, by
(ii) the Total Term Loan B Commitment, provided that if the Total Term Loan B Commitment has been reduced to zero, the numerator shall be the aggregate unpaid principal amount of such Lender's Term Loan B and the denominator shall be the aggregate unpaid principal amount of the Term Loans B of all Lenders, and

          (d) with respect to all other matters (including, without limitation, the indemnification obligations arising under Section 10.05), the percentage obtained by dividing (i) the sum of such Lender's Revolving Credit Commitment and principal amount of Term Loans, by (ii) the sum of the Total Revolving Credit Commitment and the aggregate principal amount of all Term Loans, provided, that if such Lender's Revolving Credit Commitment shall have been
--------
reduced to zero, such Lender's Revolving Credit Commitment shall be deemed to be the aggregate unpaid principal amount of such Lender's Revolving Loans (including Agent Advances) and if the Total Revolving Credit Commitment shall have been reduced to zero, the Total Revolving Credit Commitment shall be deemed to be the aggregate unpaid principal amount of all Revolving Loans (including Agent Advances).

          "Rating Agencies" has the meaning specified therefor in Section 2.07.
           ---------------

          "Reference Bank" means The Chase Manhattan Bank, N.A., its successors
           --------------
or any other commercial bank designated by the Agent to the Borrowers from time to time.

          "Reference Rate" means the rate of interest publicly announced by the
           --------------
Reference Bank in New York, New York from time to time as its reference rate, base rate or prime rate. The prime rate is determined from time to time by the Reference Bank as a means of pricing some loans to its borrowers and neither is tied to any external rate of interest or index nor necessarily reflects the lowest rate of interest actually charged by the Reference Bank to any particular class or category of customers. Each change in the Reference Rate shall be effective from and including the date such change is publicly announced as being effective.

          "Register" has the meaning specified therefor in Section 11.07(b)(ii).
           --------

          "Registered Loan" has the meaning specified therefor in Section
           ---------------
2.03(c).

          "Registered Note" has the meaning specified therefor in Section
           ---------------
2.03(c).

          "Regulation T", "Regulation U" and "Regulation X" mean, respectively,
           ------------    ------------       ------------
Regulations T, U and X of the Board or any successor, as the same may be amended or supplemented from time to time.

          "Release" means any spilling, leaking, pumping, pouring, emitting,
           -------
emptying, discharging, injecting, escaping, leaching, seeping, migrating, dumping or disposing of any Hazardous Material (including the abandonment or discarding of barrels, containers and other closed receptacles containing any Hazardous Material) into the indoor or outdoor environment, including ambient air, soil, surface or ground water.

          "Remedial Action" means all actions taken to (i) clean up, remove,
           ---------------
remediate, contain, treat, monitor, assess, evaluate or in any other way address Hazardous Materials in the indoor or outdoor environment; (ii) prevent or minimize a Release or threatened Release of Hazardous Materials so they do not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment; (iii) perform pre-remedial studies and investigations and post-remedial operation and maintenance activities; or (iv) any other actions authorized by 42 U.S.C. 9601.

          "Reportable Event" means an event described in Section 4043 of ERISA
           ----------------
(other than an event not subject to the provision for 30-day notice to the PBGC under the regulations promulgated under such Section).

          "Required Lenders" means Lenders whose Pro Rata Shares aggregate at
           ----------------
least 51%.

          "Restricted Subsidiary" means (i) any direct or indirect Subsidiary of
           ---------------------
the Parent that is organized under the laws of the United States of America or a state or territory thereof, (ii) Mendez, (iii) any direct or indirect Subsidiary of Mendez, and (iv) any other Subsidiary listed on Schedule 1.01(C) hereto.

          "Revolving Credit Commitment" means, with respect to each Lender, the
           ---------------------------
commitment of such Lender to make Revolving Loans to the Borrowers after the entry of the Final Bankruptcy Court Order and after the Revolving Credit Facility Effective Date, in the amount set forth opposite such Lender's name in
Schedule 1.01(B) hereto, as such amount may be terminated or reduced from time to time in accordance with the terms of this Agreement.

          "Revolving Credit Facility Effective Date" means the date on which all
           ----------------------------------------
of the conditions precedent set forth in Section 5.02 are satisfied.

          "Revolving Credit Note" means a promissory note of the Borrowers,
           ---------------------
substantially in the form of Exhibit A-1, made jointly and severally payable to the order of a Lender, evidencing the Indebtedness resulting from the making by such Lender to the Borrowers of Revolving Loans and delivered to such Lender pursuant to Article V, as such promissory note may be amended, supplemented, restated, modified or extended from time to time, and any promissory note or notes issued in exchange or replacement therefor. The term "Revolving Credit Note" shall include any Registered Note evidencing the Revolving Loans and delivered pursuant to Section 2.03(c).

          "Revolving Loan" means a loan made by a Lender to the Borrowers
           --------------
pursuant to Section 2.01(a)(iii).

          "SEC" means the Securities and Exchange Commission or any other
           ---
similar or successor agency of the Federal government administering the Securities Act.

          "Securities Account" means a "securities account" (as that term is
           ------------------
defined in Section 8-501 of the Uniform Commercial Code) established by the Borrowers pursuant to Section 7.01(o).

          "Securities Act" means the Securities Act of 1933, as amended, or any
           --------------
similar Federal statute, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time.

          "Securitization" has the meaning specified therefor in Section 2.07.
           --------------

          "Securitization Parties" has the meaning specified therefor in Section
           ----------------------
2.07.

          "Security Agreement" means a Security Agreement made by a Loan Party
           ------------------
in favor of the Agent for the benefit of the Lenders, substantially in the form of Exhibit D, securing the Obligations and delivered to the Agent.

          "Settlement Period" has the meaning specified therefor in Section
           -----------------
2.02(d)(i) hereof.

          "Short Term Budget" means the thirteen week cash requirement forecast
           -----------------
setting forth cash collections of the Parent and its Subsidiaries (other than Mendez and its Subsidiaries) for the periods covered thereby or any other projections or forecasts prepared on a weekly basis by or on behalf of the Parent and delivered by the Parent to the Agent and the Lenders on or before the Effective Date pursuant to Section 5.01(e)(ix) hereto and each week thereafter pursuant to Section 7.01(a)(iv) hereto, which are in form consistent with the thirteen week cash requirement forecast heretofore delivered to the Agent and shall be in substance satisfactory to the Agent at the time of delivery thereof.

          "Standard & Poor's" means Standard & Poor's Ratings Services, a
           -----------------
division of The McGraw-Hill Companies, Inc., and any successor thereto.

          "Subagent" has the meaning specified therefor in Section 10.01(b).
           --------

          "Subsidiary" means, with respect to any Person at any date, any
           ----------
corporation, limited or general partnership, limited liability company, trust, association or other entity (i) the accounts of which would be consolidated with those of such Person in such Person's consolidated financial statements if such financial statements were prepared in accordance with GAAP or (ii) of which more than 50% of (A) the outstanding Capital Stock having (in the absence of contingencies) ordinary voting power to elect a majority of the board of directors of such corporation, (B) the interest in the capital or profits of such partnership or limited liability company or (C) the beneficial interest in such trust or estate is, at the time of determination, owned or controlled directly or indirectly through one or more intermediaries, by such Person.

          "Term A Note" means a promissory note of the Borrowers, substantially
           -----------
in the form of Exhibit A-2, made jointly and severally payable to the order of a Lender, evidencing the Indebtedness resulting from the making by such Lender to the Borrowers of a Term Loan A and delivered to such Lender pursuant to Article V, as such promissory note may be amended, supplemented, restated, modified or extended from time to time, and any promissory note or notes issued in exchange or replacement therefor. The term "Term A Note" shall include any Registered Note evidencing the Term Loans A and delivered pursuant to Section 2.03(c).

          "Term B Note" means a promissory note of the Borrowers, substantially
           -----------
in the form of Exhibit A-3, made jointly and severally payable to the order of a Lender, evidencing the Indebtedness resulting from the making by such Lender to the Borrowers of a Term Loan B and delivered to such Lender pursuant to Article V, as such promissory note may be amended, supplemented, restated, modified or extended from time to time, and any promissory note or notes issued in exchange or replacement therefor. The term "Term B Note" shall include any Registered Note evidencing the Term Loans B and delivered pursuant to Section 2.03(c).

          "Term Loan A" means a loan made by a Lender to the Borrowers on the
           -----------
Effective Date pursuant to Section 2.01(a)(i).

          "Term Loan A Commitment" means, with respect to each Lender, the
           ----------------------
commitment of such Lender to make a Term Loan A to the Borrowers after the entry of the Final Bankruptcy Order, in the amount set forth opposite such Lender's name in Schedule 1.01(B) hereto, as the same may be terminated or reduced from time to time in accordance with the terms of this Agreement.

          "Term Loan B" means a loan made by a Lender to the Borrowers on the
           -----------
Term Loan B Effective Date pursuant to Section 2.01(a)(ii).

          "Term Loan B Commitment" means, with respect to each Lender, the
           ----------------------
commitment of such Lender to make a Term Loan B to the Borrowers after the entry of the Final Bankruptcy Order, in the amount set forth opposite such Lender's name in Schedule 1.01(B) hereto, as the same may be terminated or reduced from time to time in accordance with the terms of this Agreement.

          "Term Loan B Effective Date" means the Business Day on which all of
           --------------------------
the following conditions shall have been satisfied in a manner satisfactory to the Agent: (i) the Borrowers shall have established a Securities Account, (ii) the Bankruptcy Court shall have denied the Motion of Former Principal Shareholders of Dragon Systems, Inc. for the Appointment of Chapter 11 Trustee, dated February 6, 2001, and (iii) all of the conditions precedent set forth in
Section 5.03 shall have been satisfied.

          "Term Loan Commitments" means, collectively, the Term Loan A
           ---------------------
Commitments and the Term Loan B Commitments.

          "Term Loans" means, collectively, the Term Loan A and the Term Loan B.
           ----------

          "Termination Event" means (i) a Reportable Event with respect to any
           -----------------
Employee Plan other than the commencement of the Chapter 11 Cases, (ii) any event that causes any Borrower or any of its ERISA Affiliates to incur liability under Section 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069, 4201, 4204 or
4212 of ERISA or Section 4971 or 4975 of the Code, (iii) the filing of a notice of intent to terminate an Employee Plan or the treatment of an Employee Plan amendment as a termination under Section 4041 of ERISA, (iv) the institution of proceedings by the PBGC to terminate an Employee Plan, or (v) any other event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Employee Plan.

          "Total Commitment" means the sum of the Total Revolving Credit
           ----------------
Commitment, the Total Term Loan A Commitment and the Total Term Loan B
Commitment.

          "Total Revolving Credit Commitment" means the sum of the amounts of
           ---------------------------------
the Lenders' Revolving Credit Commitments set forth in Schedule 1.01(B) hereto (which, on the Effective Date, shall be $20,000,000), in each case, as may be reduced from time to time pursuant to the terms of this Agreement or as may be limited by order of the Bankruptcy Court.

          "Total Term Loan A Commitment" means the sum of the amounts of the
           ----------------------------
Lenders' Term Loan A Commitments set forth in Schedule 1.01(B) hereto (which, on the Effective Date, shall be $30,000,000), in each case, as may be reduced from time to time pursuant to the terms of this Agreement or as may be limited by order of the Bankruptcy Court.

          "Total Term Loan B Commitment" means the sum of the amounts of the
           ----------------------------
Lenders' Term Loan B Commitments set forth in Schedule 1.01(B) hereto (which, on the Effective Date, shall be $10,000,000), in each case, as may be reduced from time to time pursuant to the terms of this Agreement or as may be limited by order of the Bankruptcy Court.

          "Uniform Commercial Code" has the meaning specified therefor in
           -----------------------
Section 1.03.

          "Unrestricted Subsidiary" means any direct or indirect Subsidiary of
           -----------------------
the Parent which is not a Restricted Subsidiary.

          "Unused Line Fee" has the meaning specified therefor in Section
           ---------------
2.06(b).

          "WARN" has the meaning specified therefor in Section 6.01(i).
           ----

          SECTION 1.02.   Terms Generally.  The definitions of terms herein
                          ---------------
shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein),
(b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. References in this Agreement to "determination" by the Agent include good faith estimates by the Agent (in the case of quantitative determinations) and good faith beliefs by the Agent (in the case of qualitative determinations).

          SECTION 1.03.   Accounting and Other Terms.  Unless otherwise
                          --------------------------
expressly provided herein, each accounting term used herein shall have the meaning given it under GAAP applied on a basis consistent with those used in preparing the Financial Statements. All terms used in this Agreement which are defined in Article 8 or Article 9 of the Uniform Commercial Code in effect in the State of New York on the date hereof (the "Uniform Commercial Code") and which are not otherwise defined herein shall have the same meanings herein as set forth therein.

          SECTION 1.04.   Time References.  Unless otherwise indicated herein,
                          ---------------
all references to time of day refer to Eastern standard time or Eastern daylight saving time, as in effect in New York City on such day. For purposes of the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding"; provided, however, that with respect to a computation
                          --------  -------
of fees or interest payable to the Agent or any Lender, such period shall in any event consist of at least one full day.


                                  ARTICLE II


                                   THE LOANS

          SECTION 2.01.   Revolving Credit Commitments.  (a) Subject to the
                          ----------------------------
terms and conditions and relying upon the representations and warranties herein set forth and subject to the Final Bankruptcy Court Order:

               (i) each Lender that has a Term Loan A Commitment severally agrees to make a Term Loan A to the Borrowers on the Effective Date, in an aggregate principal amount not to exceed the amount of such Lender's Term Loan A Commitment,

               (ii) each Lender that has a Term Loan B Commitment severally agrees to make a Term Loan B to the Borrowers on the Term Loan B Effective Date, in an aggregate principal amount not to exceed the amount of such Lender's Term Loan B Commitment, and

               (iii) each Lender that has a Revolving Credit Commitment severally agrees to make Revolving Loans to the Borrowers at any time and from time to time from the Revolving Credit Facility Effective Date to the Final Maturity Date, or until the earlier reduction of its Revolving Credit Commitment to zero in accordance with the terms hereof, in an aggregate principal amount of Revolving Loans at any time outstanding not to exceed the amount of such Lender's Revolving Credit Commitment.

          (b) Notwithstanding the foregoing, the aggregate principal amount of Revolving Loans outstanding at any time to the Borrowers shall not exceed the lower of (i) the Total Revolving Credit Commitment as in effect at such time and
(ii) the then current Borrowing Base. The Revolving Credit Commitment of each Lender and the Total Revolving Credit Commitment shall automatically and permanently be reduced to zero on the Final Maturity Date. Prior to the Revolving Credit Facility Effective Date, the Lenders shall not be obligated to make any Revolving Loans available to the Borrowers. Within the foregoing limits, the Borrowers may borrow, repay and reborrow any Revolving Loan, on or after the Revolving Credit Facility Effective Date and prior to the Final Maturity Date, subject to the terms, provisions and limitations set forth herein. The principal amount of any Term Loan repaid or prepaid may not be reborrowed.

          SECTION 2.02.   Making the Loans.  (a) The Administrative Borrower
                          ----------------
shall give the Agent prior telephone notice (immediately confirmed in writing, in substantially the form of Exhibit E hereto (a "Notice of Borrowing"), not
                                                  -------------------
later than 12:00 noon (New York City time) on
the date which is five (5) Business Days prior to the date of the proposed Loan (or such shorter period as any Subagent is willing to accommodate from time to time), provided, that, the Notice of Borrowing for the Term Loan A may be given
       --------  ----
to the Agent not later than 12:00 noon (New York City time) on the date of such Loan. Such Notice of Borrowing shall be irrevocable and shall specify (i) the principal amount of the proposed Loan, (ii) the use of the proceeds of such proposed Loan, (iii) the proposed borrowing date, which must be a Business Day, provided, that, with respect to the Term Loan A, the proposed borrowing date
--------  ----
must be the Effective Date and with respect to the Term Loan B, the proposed borrowing date must be the Term Loan B Effective Date, and (iv) whether such Loan is a Term Loan or a Revolving Loan. The Agent and the Lenders may act without liability upon the basis of written, telecopied or telephonic notice believed by the Agent in good faith to be from the Administrative Borrower (or from any Authorized Officer thereof designated in writing purportedly from the Administrative Borrower to the Agent). The Borrowers hereby waive the right to dispute the Agent's record of the terms of any such telephonic Notice of Borrowing. The Agent and each Lender shall be entitled to rely conclusively on any Authorized Officer's authority to request a Loan on behalf of the Borrowers until the Agent receives written notice to the contrary. The Agent and the Lenders shall have no duty to verify the authenticity of the signature appearing on any written Notice of Borrowing. Except as otherwise provided in this Section 2.02, Loans shall be made ratably by the Lenders in accordance with their respective Commitments.

          (b) Each Notice of Borrowing pursuant to this Section 2.02 shall be irrevocable and the Borrowers shall be bound to make a borrowing in accordance therewith. Except as otherwise provided in Section 4.02(a), each Revolving Loan shall be made in a minimum amount of $1,000,000 and shall be in an integral multiple of $500,000.

          (c) (i) Except as otherwise provided in this subsection 2.02(c), all Loans under this Agreement shall be made by the Lenders simultaneously and proportionately to their Pro Rata Shares of the Total Commitment, it being understood that no Lender shall be responsible for any default by any other Lender in that other Lender's obligations to make a Loan requested hereunder, nor shall the Commitment of any Lender be increased or decreased as a result of the default by any other Lender in that other Lender's obligation to make a Loan requested hereunder, and each Lender shall be obligated to make the Loans required to be made by it by the terms of this Agreement regardless of the failure by any other Lender.

               (ii) Notwithstanding any other provision of this Agreement, and in order to reduce the number of fund transfers among the Borrowers, the Agent and the Lenders, the Borrowers, the Agent and the Lenders agree that the Agent may (but shall not be obligated to), and the Borrowers and the Lenders hereby irrevocably authorize the Agent to, fund, on behalf of the Lenders with a Revolving Loan Commitment, Revolving Loans pursuant to Section 2.01, subject to the procedures for settlement set forth in subsection 2.02(d); provided,
                                                               --------
however, that (a) the Agent shall in no event fund such Revolving Loans if the
-------
Agent shall have received written notice from the Required Lenders on the Business Day prior to the day of the proposed Revolving Loan that one or more of the conditions precedent contained in Section 5.03 will not be satisfied on the day of the proposed Revolving Loan, and (b) the Agent shall not otherwise be required to determine that, or take notice whether, the conditions precedent in
Section 5.03 have been satisfied. If the Administrative Borrower gives a Notice of Borrowing requesting a Revolving Loan and the Agent elects not to fund such Revolving Loan on behalf of the Lenders, then promptly after receipt of the Notice of Borrowing requesting such Revolving Loan, the Agent shall notify each Lender of the specifics of the requested Revolving Loan and that it will not fund the requested Revolving Loan on behalf of the Lenders. If the Agent notifies the Lenders that it will not fund a requested Revolving Loan on behalf of the Lenders, each Lender with a Revolving Loan Commitment shall make its Pro Rata Share of the Revolving Loan available to the Agent, in immediately available funds, at the Payment Office no later than 3:00 p.m. (New York City time) (provided that the Agent requests payment from such Lender not later than 1:00 p.m.) on the date of the proposed Revolving Loan. The Agent will make the proceeds of such Revolving Loans available to the Borrowers on the day of the proposed Revolving Loan by causing an amount, in immediately available funds, equal to the proceeds of all such Revolving Loans received by the Agent at the Payment Office or the amount funded by the Agent on behalf of the Lenders to be deposited in an account designated by the Administrative Borrower.

               (iii) If the Agent has notified a Lender that the Agent, on behalf of the Lenders, will fund a particular Revolving Loan pursuant to subsection 2.02(c)(ii), the Agent may assume that such Lender has made such amount available to the Agent on such day and the Agent, in its sole discretion, may, but shall not be obligated to, cause a corresponding amount to be made available to the Borrowers on such day. If the Agent makes such corresponding amount available to the Borrowers and such corresponding amount is not in fact made available to the Agent by such Lender, the Agent shall be entitled to recover such corresponding amount on demand from such Lender together with interest thereon, for each day from the date such payment was due until the date such amount is paid to the Agent, at the Federal Funds Rate for three Business Days and thereafter at the Reference Rate. During the period in which such Lender has not paid such corresponding amount to the Agent, notwithstanding anything to the contrary contained in this Agreement or any other Loan Document, the amount so advanced by the Agent to the Borrowers shall, for all purposes hereof, be a Revolving Loan made by the Agent for its own account. Upon any such failure by a Lender to pay the Agent, the Agent shall promptly thereafter notify the Administrative Borrower of such failure and the Borrowers shall immediately pay such corresponding amount to the Agent for its own account.

               (iv) Nothing in this subsection 2.02(c) shall be deemed to relieve any Lender from its obligations to fulfill its Revolving Credit Commitment hereunder or to prejudice any rights that the Agent or the Borrowers may have against any Lender as a result of any default by such Lender hereunder.

          (d)  (i)   With respect to all periods for which the Agent has funded
Revolving Loans pursuant to subsection 2.02(c), on Friday of each week, or if the applicable Friday is not a Business Day, then on the following Business Day, or such shorter period as the Agent may from time to time select (any such week or shorter period being herein called a "Settlement Period"), the Agent shall
                                         -----------------
notify each Lender with a Revolving Loan Commitment of the unpaid principal amount of the Revolving Loans outstanding as of the last day of each such Settlement Period. In the event that such amount is greater than the unpaid principal amount of the Revolving Loans outstanding on the last day of the Settlement Period immediately preceding such Settlement Period (or, if there has been no preceding Settlement Period, the amount of the Revolving Loans made on the date of such Lender's initial funding), each Lender with a Revolving Loan Commitment shall promptly (and in any event not later than 2:00 p.m. if the

Agent requests payment from such Lender not later than 12:00 noon on such day) make available to the Agent its Pro Rata Share of the difference in immediately available funds. In the event that such amount is less than such unpaid principal amount, the Agent shall promptly pay over to each Lender with a Revolving Loan Commitment its Pro Rata Share of the difference in immediately available funds. In addition, if the Agent shall so request at any time when a Default or an Event of Default shall have occurred and be continuing, or any other event shall have occurred as a result of which the Agent shall determine that it is desirable to present claims against the Borrowers for repayment, each Lender with a Revolving Loan Commitment shall promptly remit to the Agent or, as the case may be, the Agent shall promptly remit to each Lender with a Revolving Loan Commitment, sufficient funds to adjust the interests of the Lenders with a Revolving Loan Commitment in the then outstanding Revolving Loans to such an extent that, after giving effect to such adjustment, each such Lender's interest in the then outstanding Revolving Loans will be equal to its Pro Rata Share thereof. The obligations of the Agent and each Lender under this subsection 2.02(d) shall be absolute and unconditional. Each Lender shall only be entitled to receive interest on its Pro Rata Share of the Revolving Loans which have been funded by such Lender.

               (ii) In the event that any Lender fails to make any payment required to be made by it pursuant to subsection 2.02(d)(i), the Agent shall be entitled to recover such corresponding amount on demand from such Lender together with interest thereon, for each day from the date such payment was due until the date such amount is paid to the Agent, at the Federal Funds Rate for three Business Days and thereafter at the Reference Rate. During the period in which such Lender has not paid such corresponding amount to the Agent, notwithstanding anything to the contrary contained in this Agreement or any other Loan Document, the amount so advanced by the Agent to the Borrowers shall, for all purposes hereof, be a Revolving Loan made by the Agent for its own account. Upon any such failure by a Lender to pay the Agent, the Agent shall promptly thereafter notify the Administrative Borrower of such failure and the Borrowers shall immediately pay such corresponding amount to the Agent for its own account. Nothing in this subsection 2.02(d)(ii) shall be deemed to relieve any Lender from its obligation to fulfill its Revolving Credit Commitment hereunder or to prejudice any rights that the Agent or the Borrowers may have against any Lender as a result of any default by such Lender hereunder.

          SECTION 2.03.   Notes; Repayment of Loans.  (a) All Revolving Loans
                          -------------------------
made by a Lender to the Borrowers shall be evidenced by a single Revolving Credit Note, duly executed on behalf of the Borrowers. The Term Loan A made by a Lender to the Borrowers shall be evidenced by a single Term A Note, duly executed on behalf of the Borrowers. The Term Loan B made by a Lender to the Borrowers shall be evidenced by a single Term B Note, duly executed on behalf of the Borrowers. Each such Note shall be dated the Effective Date, and delivered to and made jointly and severally payable to the order of such Lender in a principal amount equal to the maximum amount of such Lender's respective Commitments.

          (b) The outstanding principal of all Loans shall be due and payable on the Final Maturity Date.

          (c) The Administrative Borrower agrees to record each Loan on the Register referred to in Section 11.07(b). Each Loan recorded on the Register (the "Registered Loan") may
      ---------------
not be evidenced by a promissory note other than a Term A Note, a Term B Note or Revolving Credit Note, as the case may be, which is a Registered Note (as defined below). Upon the registration of any Loan, any promissory note (other than a Registered Note) evidencing the same shall be null and void and shall be returned to the Administrative Borrower. The Borrowers agree, at the request of any Lender, to execute and deliver to such Lender a promissory note in registered form to evidence such Registered Loan (i.e. containing the registered note language set forth in Exhibits A-1 and A-2) and registered as provided in
Section 11.07(b) (a "Registered Note"), dated the date hereof, payable to such
                     ---------------
Lender and otherwise duly completed. Once recorded on the Register, the Loans evidenced by such Registered Note may not be removed from the Register so long as it remains outstanding, and a Registered Note may not be exchanged for a promissory note that is not a Registered Note.

          SECTION 2.04.   Interest.
                          --------

          (a) Loans.  Each Loan shall bear interest on the principal amount
              -----
thereof from time to time outstanding, from the date of such Loan until such principal amount becomes due, at a rate per annum equal to the greater of (i) the Reference Rate plus the Applicable Margin and (ii) 9.5% plus the Applicable Margin.

          (b) Default Interest.  To the extent permitted by law, upon the
              ----------------
occurrence and during the continuance of an Event of Default, the principal of, and all accrued and unpaid interest on, all Loans and, to the extent then due and payable, all fees, indemnities or any other Obligations of the Borrowers under this Agreement, the Notes and the other Loan Documents, shall bear interest, from the date such Event of Default occurred until such Event of Default is cured or waived in writing in accordance herewith, at a rate per annum equal at all times to the Post-Default Rate.

          (c) Interest Payment.  Interest on each Loan shall be payable monthly,
              ----------------
in arrears, on the first day of each month, commencing on the first day of the month following the month in which such Loan is made and at maturity (whether upon demand, by acceleration or otherwise). Interest at the Post-Default Rate shall be payable on demand. The Borrowers hereby authorize the Agent to, and the Agent may, from time to time, charge the Loan Account pursuant to Section
4.02 with the amount of any interest payment due hereunder.

          (d) General.  All interest shall be computed on the basis of a year of
              -------
360 days for the actual number of days, including the first day but excluding the last day, elapsed.

          SECTION 2.05.   Reduction of Commitment; Prepayment of Loans.
                          --------------------------------------------

          (a) Reduction of Revolving Credit Commitments.  The Total Revolving
              -----------------------------------------
Credit Commitment shall terminate on the Final Maturity Date. In addition, the Total Revolving Credit Commitment shall permanently reduce as provided in
Section 2.05(c) and Section 2.05(e). The Borrowers may, without premium or penalty, reduce the Total Revolving Credit Commitment to an amount (which may be zero) not less than the sum of (A) the aggregate unpaid principal amount of all Revolving Loans then outstanding and (B) the aggregate principal amount of all Revolving Loans not yet made as to which a Notice of Borrowing has been given by the Administrative Borrower under Section 2.02. Each such reduction shall be in an amount which is an integral multiple of $1,000,000, (unless the Total Revolving Credit Commitment in effect immediately prior to such reduction is less than $1,000,000) shall be made by providing not less than five Business Days' prior written notice to the Agent and shall be irrevocable, except to the extent given in connection with a refinancing of the Total Revolving Credit Commitment, in which case, such notice may be conditioned upon the occurrence of such refinancing. Once reduced the Total Revolving Credit Commitment may not be increased. Each such reduction of the Total Revolving Credit Commitment shall reduce the Revolving Credit Commitment of each Lender proportionately in accordance with its Pro Rata Share thereof.

          (b)  Optional Prepayment.  The Borrowers may prepay without penalty or
               -------------------
premium the principal of any Loan, in whole or in part.

          (c)  Mandatory Prepayment.
               --------------------

               (i)   Dispositions. Immediately upon any Disposition by any Loan
                     ------------
Party or any Restricted Subsidiary, the Borrowers shall prepay the outstanding principal of the Loans in an amount equal to 100% of the Net Cash Proceeds received by such Person in connection with such Disposition to the extent that the aggregate amount of Net Cash Proceeds received by all Loan Parties and Restricted Subsidiaries (and not paid to the Agent as a prepayment of the Loans) shall exceed $500,000 for all such Dispositions since the Effective Date. In addition, immediately upon any Disposition by any Unrestricted Subsidiary of the Parent, the Borrowers shall prepay the outstanding principal of the Loans in an amount equal to 100% of the Net Cash Proceeds received by such Unrestricted Subsidiary in connection with such Disposition to the extent that the aggregate amount of Net Cash Proceeds received by all Unrestricted Subsidiaries (and not paid to the Agent as a prepayment of the Loans) shall exceed $1,000,000 for all such Dispositions since the Effective Date.

               (ii) Upon the loss, destruction or taking by condemnation of any Collateral, the Borrowers shall prepay the outstanding principal of the Loans in an amount equal to 100% of the proceeds received by any Loan Party in connection therewith, net of any reasonable expenses incurred in collecting such net proceeds; provided, that, (i) except during the continuance of a Default or an
          --------  ----
Event of Default, proceeds from insurance covering loss, destruction or taking of any Collateral shall not be required to be so prepaid on such date to the extent such insurance proceeds are either (A) deposited and remain in a Securities Account or (B) used to replace or restore the properties or assets in respect of which such proceeds were paid, provided, the Administrative Borrower
                                          --------
delivers a certificate to the Agent on or prior to such date stating that such proceeds shall be used to replace or restore any such properties or assets (which certificate shall set forth estimates of the proceeds to be so expended).

               (iii) Simultaneously with the receipt by any Borrower of any tax refund or the proceeds of any judgment, settlement or other consideration of any kind in connection with any causes of action arising under the Bankruptcy Code or otherwise (other than Avoidance Actions), the Borrower shall prepay the outstanding principal of the Loans in an amount equal to 100% of the net proceeds received.

               (iv) The Borrowers will immediately prepay the Revolving Loans at any time when the aggregate principal amount of all Revolving Loans exceeds the Borrowing

Base, to the full extent of any such excess. On each day that any Revolving Loans are outstanding, the Borrowers shall hereby be deemed to represent and warrant to the Agent and the Lenders that the Borrowing Base calculated as of such day equals or exceeds the aggregate principal amount of all Revolving Loans on such day.

          (d)  Cumulative Prepayments. Except as otherwise expressly provided in
               ----------------------
this Section 2.05, payments with respect to any subsection of this Section 2.05 are in addition to payments made or required to be made under any other subsection of this Section 2.05.

          (e)  Application of Payments.  Each prepayment pursuant to Section
               -----------------------
2.05(c)(i), (ii) and (iii) above shall be applied, first to the Term Loan A until paid in full, second to the Term Loan B until paid in full, and third, to the Revolving Loans with a corresponding permanent reduction in the Revolving Credit Commitment, provided, that, notwithstanding the foregoing, (i) the Net
                   --------
Cash Proceeds received in connection with the Disposition of the CREC and SDX technology developed by L&H Holdings USA, Inc. (f/k/a Dragon Systems, Inc.) in connection with a joint venture with Visteon Corporation shall be applied to the Revolving Loans and shall not permanently reduce the Revolving Credit Commitment if such Disposition occurs within 45 days of the Effective Date, (ii) the net proceeds of any tax refunds (x) in an aggregate amount not in excess of $150,000 received within 45 days of the Effective Date and (y) in respect of value added taxes ("VAT") prepaid in the ordinary course business shall be applied to the Revolving Loans and shall not permanently reduce the Revolving Credit Commitment, (iii) the portion of the Net Cash Proceeds received from a Disposition of a division or business of a Borrower that is attributable (in the reasonable determination of the Agent) to any assets then included in the Borrowing Base shall be applied to the Revolving Loans and shall not permanently reduce the Revolving Credit Commitment, and (iv) the Net Cash Proceeds received upon the Disposition of Mendez shall be applied to the Revolving Loans and shall not permanently reduce the Revolving Credit Commitment, provided, that, after
                                                        --------
such Disposition, all Revolving Loans shall be cash collateralized.

          SECTION 2.06.   Fees.
                          ----

          (a)  Closing Fees.  (i) On or prior to the Effective Date, the
               ------------
Borrowers shall pay to the Agent for the account of the Lenders with a Term Loan A Commitment in accordance with their Pro Rata Shares a non-refundable closing fee (the "Term A Facility Closing Fee") equal to $400,000 which shall be deemed
          ---------------------------
fully earned when paid.

               (ii) On the date of the Term Loan B Effective Date, the Borrowers shall pay to the Agent for the account of the Lenders with a Term Loan B Commitment in accordance with their Pro Rata Shares a non-refundable closing fee (the "Term B Facility Closing Fee") equal to $200,000 which shall be deemed
          ---------------------------
fully earned when paid.

               (iii) On the date of the Revolving Credit Facility Effective Date, the Borrowers shall pay to the Agent for the account of the Lenders with a Revolving Credit Commitment in accordance with their Pro Rata Shares a non-refundable closing fee (the "Revolving Credit Facility Closing Fee" and together
                             -------------------------------------
with the Term A Facility Closing Fee and the Term B Facility Closing Fee, collectively, the "Closing Fees") equal to $400,000 which shall be deemed fully
                   ------------
earned when paid.

          (b) Unused Line Fee.  From and after the Revolving Credit Facility
              ---------------
Effective Date and until the Final Maturity Date, the Borrowers shall pay to the Agent for the account of the Lenders with a Revolving Credit Commitment in accordance with their Pro Rata Shares an unused line fee (the "Unused Line
                                                               -----------
Fee"), which shall accrue at the rate per annum of 0.5% on the excess, if any,
---
of the Total Revolving Credit Commitment over the sum of the average principal amount of Revolving Loans outstanding from time to time and shall be payable monthly in arrears on the first day of each month commencing March 1, 2001.

          (c) Loan Servicing Fee.  From and after the Effective Date and until
              ------------------
the Final Maturity Date, the Borrowers shall pay to the Agent a non-refundable loan servicing fee (the "Loan Servicing Fee") equal to $25,000 each month,
                         ------------------
payable on the Effective Date and monthly in advance thereafter on the first day of each calendar month commencing on March 1, 2001.

          (d) Administration Fee.  From and after the Effective Date and until
              ------------------
the Final Maturity Date, the Borrowers shall pay to the Agent a non-refundable administration fee (the "Administration Fee") equal to $10,000 each month,
                         ------------------
payable on the Effective Date and monthly in advance thereafter on the first day of each calendar month commencing on March 1, 2001.

          SECTION 2.07.   Securitization.  The Borrowers hereby acknowledge that
                          --------------
the Lenders and any of their Affiliates may sell or securitize the Loans (a "Securitization") through the pledge of the Loans as collateral security for
 --------------
loans to the Lenders or their Affiliates or through the sale of the Loans or the issuance of direct or indirect interests in the Loans, which loans to the Lenders or their Affiliates or direct or indirect interests will be rated by Moody's, Standard & Poor's or one or more other rating agencies (the "Rating
                                                                      ------
Agencies").  The Borrowers shall cooperate with the Lenders and their Affiliates
--------
to effect the Securitization, including, without limitation, by (a) amending this Agreement and the other Loan Documents, and executing such additional documents, as reasonably requested by the Lenders in connection with the Securitization, provided that (i) any such amendment or additional documentation
                -------- ----
does not impose material additional costs on the Borrowers and (ii) any such amendment or additional documentation does not materially adversely affect the rights, or materially increase the obligations, of the Borrowers under the Loan Documents or change or affect in a manner adverse to the Borrowers the financial terms of the Loans, (b) providing such information as may be reasonably requested by the Lenders in connection with the rating of the Loans or the Securitization, and (c) providing in connection with any rating of the Loans a certificate (i) agreeing to indemnify the Lenders and any of their Affiliates, any of the Rating Agencies, or any party providing credit support or otherwise participating in the Securitization (collectively, the "Securitization Parties")
                                                        ----------------------
for any losses, claims, damages or liabilities (the "Liabilities") to which the
                                                     -----------
Lenders, their Affiliates or such Securitization Parties may become subject insofar as the Liabilities arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Loan Document or in any writing delivered by or on behalf of any Loan Party to the Lenders in connection with any Loan Document or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading and such indemnity shall survive any transfer by the Lenders or their successors or assigns of the Loans and (ii) agreeing to reimburse the Lenders and any of their Affiliates for any legal or other expenses reasonably incurred by such Persons in connection with defending the Liabilities.

          SECTION 2.08.   Taxes.
                          -----

          (a) All payments made by the Borrowers hereunder, under the Notes or under any other Loan Document shall be made without set-off, counterclaim, deduction or other defense. All such payments shall be made free and clear of and without deduction for any present or future income, franchise, sales, use, excise, stamp or other taxes, levies, imposts, deductions, charges, fees, withholdings, restrictions or conditions of any nature now or hereafter imposed, levied, collected, withheld or assessed by any jurisdiction (whether pursuant to United States Federal, state, local or foreign law) or by any political subdivision or taxing authority thereof or therein, and all interest, penalties or similar liabilities, excluding taxes on the net income of, and branch profit taxes of, the Agent or any Lender imposed by the jurisdiction in which the Agent or such Lender is organized or any political subdivision thereof or taxing authority thereof or any jurisdiction in which such Person's principal office or relevant lending office is located or any political subdivision thereof or taxing authority thereof (such nonexcluded taxes being hereinafter collectively referred to as "Taxes"). If the Borrowers shall be required by law to deduct or to withhold any Taxes from or in respect of any amount payable hereunder,

               (i) the amount so payable shall be increased to the extent necessary so that after making all required deductions and withholdings (including Taxes on amounts payable to the Lenders pursuant to this sentence) the Lenders receive an amount equal to the sum they would have received had no such deductions or withholdings been made,

               (ii) the Borrowers shall make such deductions or withholdings, and

               (iii) the Borrowers shall pay the full amount deducted or withheld to the relevant taxation authority in accordance with applicable law. Whenever any Taxes are payable by the Borrowers, as promptly as possible thereafter, the Administrative Borrower shall send the Lenders and the Agent an official receipt (or, if an official receipt is not available, such other documentation as shall be satisfactory to the Lenders or the Agent, as the case may be) showing payment. In addition, the Borrowers agree to pay any present or future taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery, performance, recordation or filing of, or otherwise with respect to, this Agreement, the Notes or any other Loan Document other than the foregoing excluded taxes (hereinafter referred to as "Other Taxes").

          (b) The Borrowers will indemnify the Lenders for the amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 2.08) paid by any Lender and any liability (including penalties, interest and expenses for nonpayment, late payment or otherwise) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. This indemnification shall be paid within 30 days from the date on which such Lender makes written demand which demand shall identify the nature and amount of Taxes or Other Taxes for which indemnification is being sought and the basis of the claim.

          (c) Each Lender that is organized in a jurisdiction other than the United States, a State thereof or the District of Columbia hereby agrees that:

               (i) it shall, no later than the Effective Date (or, in the case of a Lender which becomes a party hereto pursuant to Section 11.07 hereof after the Effective Date, the date upon which such Lender becomes a party hereto) deliver to the Administrative Borrower and the Agent: (A) two accurate, complete and signed originals of U.S. Internal Revenue Service Form 4224 or successor form, or (B) two accurate, complete and signed originals of U.S. Internal Revenue Service Form 1001 or successor form, in each case indicating that such Lender is on the date of delivery thereof entitled to receive payments of principal, interest and fees for the account of its lending office under this Agreement free from withholding of United States Federal income tax;

               (ii) if at any time such Lender changes its lending office or offices or selects an additional lending office it shall, at the same time or reasonably promptly thereafter, deliver to the Administrative Borrower through the Agent in replacement for, or in addition to, the forms previously delivered by it hereunder: (A) if such changed or additional lending office is located in the United States, two accurate, complete and signed originals of such Form 4224 or successor form, or (B) two accurate, complete and signed originals of such Form 1001 or successor form, in each case indicating that such Lender is on the date of delivery thereof entitled to receive payments of principal, interest and fees for the account of such changed or additional lending office under this Agreement free from withholding of United States Federal income tax; and

               (iii) it shall, promptly upon the Administrative Borrower's reasonable request to that effect, deliver to the Administrative Borrower such other forms or similar documentation as may be required from time to time by any applicable law, treaty, rule or regulation in order to establish such Lender's tax status for withholding purposes.

          (d)  If the Borrowers fail to perform their obligations under this
Section 2.08, the Borrowers shall indemnify the Lenders for any taxes, interest or penalties that may become payable as a result of any such failure.


                                  ARTICLE III

                     SECURITY AND ADMINISTRATIVE PRIORITY


          SECTION 3.01.   Collateral; Grant of Lien and Security Interest.
                          -----------------------------------------------

          (a) As security for the full and timely payment and performance of all of the Obligations, each Borrower hereby as of the Entry Date assigns, pledges, transfers and grants to the Agent, for the benefit of the Lenders, a first priority security interest in and to and Lien on all of the property, assets or interests in property or assets of such Borrower, of any kind or nature whatsoever, real or personal, now existing or hereafter acquired or created (including, without limitation, all property of the estate (within the meaning of the Bankruptcy Code), accounts, inventory, contract rights, instruments, documents, chattel paper, patents, trademarks, copyrights, general intangibles, machinery and equipment, real property, all of the Capital Stock or other equity interests in each Subsidiary of such Borrower, investment property, and all causes of action arising under the Bankruptcy Code or otherwise (other than Avoidance Actions)), and all proceeds, rents, products and profits of any of the foregoing (all property of the Borrowers subject to the security interest referred to in this Section 3.01(a) being hereafter referred to as the "Collateral"); provided, that, (x)
                                            ----------    --------
such security interest and Lien shall be subject to Permitted Priority Liens,
(y) the security interest and Lien granted to the Agent with respect to the property, assets or interests in property or assets of the Parent located outside the United States shall be subject to compliance by the Agent and each Borrower with any local law requirements regarding the perfection of such security interest and Lien (and to that end, the Agent hereby reserves the right to take any and all action to comply, and cause each Borrower to comply, with any such local law requirements), and (z) at no time shall the Capital Stock or other equity interests of any Subsidiary of Dictaphone or L&H Holdings not organized under the laws of the United States or any state thereof pledged to the Agent pursuant to this Section 3.01(a) exceed 65% of the Capital Stock or other equity interests of such Subsidiary.

          (b) Upon entry of the Final Bankruptcy Court Order, the Liens and security interests in favor of the Agent referred to in Section 3.01(a) hereof shall be valid and perfected Liens and security interests in the Collateral, prior to all other Liens and security interests in the Collateral, except for Permitted Priority Liens. Such Liens and security interests and their priority shall remain in effect until the Commitments have been terminated and all Obligations have been repaid in cash in full.

          (c) Notwithstanding anything herein to the contrary (i) all proceeds received by the Agent and the Lenders from the Collateral subject to the Liens granted in this Section 3.01 and in each other Loan Document and by the Final Bankruptcy Court Order shall be subject to the prior payment of the Carve-Out Expenses having priority over the Obligations to the extent set forth in the definition of Agreed Administrative Expense Priorities, (ii) no Person entitled to Carve-Out Expenses shall be entitled to sell or otherwise dispose, or seek or object to the sale or other disposition, of any Collateral, and (iii) the administrative expense claim status of the Obligations granted in the Final Bankruptcy Court Order and described in Section 3.02 shall not apply to Avoidance Actions.

          SECTION 3.02.   Administrative Priority.  Each of the Borrowers agrees
                          -----------------------
that the Obligations of the Borrowers shall constitute (a) so-called "boedelschulden van het faillissement" in the Concordat in accordance with
Article 44 of the Belgian law of July 17, 1997 regarding judicial composition and (b) allowed administrative expenses in the Chapter 11 Cases having priority over all administrative expenses of and unsecured claims against the Borrowers now existing or hereafter arising, of any kind or nature whatsoever, including without limitation all administrative expenses of the kind specified in Sections 503(b) and 507(b) of the Bankruptcy Code, subject, as to priority, only to Carve-Out Expenses having priority over the Obligations to the extent set forth in the definition of Agreed Administrative Expense Priorities.

          SECTION 3.03.   Grants, Rights and Remedies.  The Liens and security
                          ---------------------------
interests granted pursuant to Section 3.01(a) hereof and administrative priority granted pursuant to Section 3.02 hereof may be independently granted by the Loan Documents and by other Loan Documents hereafter entered into. This Agreement, the Final Bankruptcy Court Order and such other Loan Documents supplement each other, and the grants, priorities, rights and remedies of the Agent and the Lenders hereunder and thereunder are cumulative.

          SECTION 3.04.   No Filings Required.  The Liens and security interests
                          -------------------
referred to herein shall be deemed valid and perfected by entry of the Final Bankruptcy Court Order, and entry of the Final Bankruptcy Court Order shall have occurred on or before the date of any Loan hereunder. The Agent shall not be required to file any financing statements, Mortgages, notices of Lien or similar instruments in any jurisdiction or filing office or to take any other action in order to validate or perfect the Lien and security interest granted by or pursuant to this Agreement, the Final Bankruptcy Court Order or any other Loan Document.

          SECTION 3.05   Survival.  The Liens, lien priority, administrative
                         --------
priorities and other rights and remedies granted to the Agent and the Lenders pursuant to this Agreement, the Final Bankruptcy Court Order and the other Loan Documents (specifically including, but not limited to, the existence, perfection and priority of the Liens and security interests provided herein and therein, and the administrative priority provided herein and therein) shall not be modified, altered or impaired in any manner by any other financing or extension of credit or incurrence of debt by any Borrower (pursuant to Section 364 of the Bankruptcy Code or otherwise), or by any dismissal or conversion of any of the Chapter 11 Cases, or by any other act or omission whatever. Without limitation, notwithstanding any such order, financing, extension, incurrence, dismissal, conversion, act or omission:

          (a) except for the Carve-Out Expenses having priority over the Obligations to the extent set forth in the definition of Agreed Administrative Expense Priorities, no costs or expenses of administration which have been or may be incurred in the Chapter 11 Cases or any conversion of the same or in any other proceedings related thereto, and no priority claims, are or will be prior to or on a parity with any claim of any Lender against the Borrowers in respect of any Obligation,

          (b) the Liens in favor of the Agent and the Lenders set forth in
Section 3.01(a) hereof shall constitute valid and perfected Liens and security interests, subject only to the Permitted Priority Liens, to which such Liens and security interests may be subordinate and junior, and shall be prior to all other Liens and security interests, now existing or hereafter arising, in favor of any other creditor or any other Person whatsoever, and

          (c) the Liens in favor of the Agent and the Lenders set forth herein and in the Loan Documents shall continue to be valid and perfected without the necessity that the Agent file financing statements, Mortgages or otherwise perfect its Lien under applicable nonbankruptcy law.


                                  ARTICLE IV

                     FEES, PAYMENTS AND OTHER COMPENSATION

          SECTION 4.01.   Audit and Collateral Monitoring Fees.  The Borrowers
                          ------------------------------------
acknowledge that the Agent or its designee may visit the Borrowers and the Guarantors and/or conduct audits, inspections and/or field examinations of the Borrowers and the Guarantors at any time and from time to time in a manner so as to not unduly disrupt the business of the Borrowers and the Guarantors. The Borrowers agree to pay $1,500 per day per examiner plus the examiner's out-of-pocket costs and reasonable expenses incurred in connection with all such visits, inspections, audits and examinations.

          SECTION 4.02.   Payments; Computations and Statements.  (a)  The
                          -------------------------------------
Borrowers will make each payment under the Revolving Notes not later than 12:00 noon (New York City time) on the day when due, in lawful money of the United States of America and in immediately available funds, to the Agent at the Payment Office. All payments received by the Agent after 12:00 noon (New York City time) on any Business Day will be credited to the Loan Account on the next succeeding Business Day. All payments shall be made by the Borrowers without defense, set-off or counterclaim to the Agent and the Lenders. Except as provided in Section 2.02, after receipt, the Agent will promptly thereafter cause to be distributed like funds relating to the payment of principal ratably to the Lenders in accordance with their Pro Rata Shares and like funds relating to the payment of any other amount payable to any Lender to such Lender, in each case to be applied in accordance with the terms of this Agreement, provided,
                                                                   --------
that, the Agent will cause to be distributed all interest and fees received from
----
or for the account of the Borrowers not less than once each month and in any event promptly after receipt thereof. The Lenders and the Borrowers hereby authorize the Agent to, and the Agent may, from time to time charge the Loan Account of the Borrowers with any amount due and payable by the Borrowers under any Loan Document. Each of the Lenders and the Borrowers agree that the Agent shall have the right to make such charges whether or not any Event of Default or Default shall have occurred and be continuing or whether any of the conditions precedent in Section 5.03 have been satisfied. Any amount charged to the Loan Account of the Borrowers shall be deemed a Revolving Loan hereunder made by the Lenders to the Borrowers, funded by the Agent on behalf of the Lenders and subject to Section 2.02 of this Agreement. The Lenders and the Borrowers confirm that any charges which the Agent may so make to the Loan Account of the Borrowers as herein provided will be made as an accommodation to the Borrowers and solely at the Agent's discretion, provided, that, the Agent shall from time
                                      --------  ----
to time, charge the Loan Account of the Borrowers with any amount due and payable under any Loan Document. Whenever any payment to be made under any such Loan Document shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall in such case be included in the computation of interest or fees, as the case may be. All computations of fees shall be made by the Agent on the basis of a year of 360 days for the actual number of days (including the first day but excluding the last day) occurring in the period for which such fees are payable. Each determination by the Agent of an interest rate or fees hereunder shall be conclusive and binding for all purposes in the absence of manifest error.

          (b) The Agent shall provide the Administrative Borrower, promptly after the end of each calendar month, a summary statement (in the form from time to time used by the Agent) of the opening and closing daily balances in the Loan Account of the Borrowers during such month, the amounts and dates on all Loans made to the Borrowers during such month, the amounts and dates of all payments on account of the Loans to the Borrowers during such month and the Loans to which such payments were applied, the amount of interest accrued on the Loans to the Borrowers during such month, and the amount and nature of any charges to such Loan Account made during such month on account of fees, commissions, expenses and other Obligations. All entries on any such statement shall be presumed to be correct and, if not contested by the Administrative Borrower in writing within 30 days after the same is sent, shall be final and conclusive absent manifest error.

          SECTION 4.03.   Sharing of Payments, Etc.  Except as provided in
                          -------------------------
Section 2.02 hereof, if any Lender shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of any Obligation in excess of its ratable share of payments on account of similar obligations obtained by all the Lenders, such Lender shall forthwith purchase from the other Lenders such participations in such similar obligations held by them as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of them; provided, however, that if all or any
                                          --------  -------
portion of such excess payment is thereafter recovered from such purchasing Lender, such purchase from each Lender shall be rescinded and such Lender shall repay to the purchasing Lender the purchase price to the extent of such recovery together with an amount equal to such Lender's ratable share (according to the proportion of (i) the amount of such Lender's required repayment to (ii) the total amount so recovered from the purchasing Lender of any interest or other amount paid by the purchasing Lender in respect of the total amount so recovered). The Borrowers agree that any Lender so purchasing a participation from another Lender pursuant to this Section 4.03 may, to the fullest extent permitted by law, exercise all its rights (including the Lender's right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of the Borrowers in the amount of such participation.

          SECTION 4.04.   Apportionment of Payments.  (a)  Subject to Section
                          -------------------------
2.02 hereof and to any written agreement among the Agent and the Lenders, all payments of principal and interest in respect of outstanding Loans, all payments of fees (other than the fees set forth in Sections 2.06(c) and (d) hereof and the audit and collateral monitoring fee provided for in Section 4.01 hereof) and all other payments in respect of any other Obligations, shall be allocated by the Agent among such of the Lenders as are entitled thereto, in proportion to their respective Pro Rata Shares or otherwise as provided herein or, in respect of payments not made on account of Loans as designated by the Person making payment when the payment is made.

          (b) Subject to any written agreement among the Agent and the Lenders, after the occurrence and during the continuance of an Event of Default, the Agent may, and upon the direction of the Required Lenders shall, apply all payments in respect of any Obligations and all proceeds of the Collateral, subject to the provisions of this Agreement (i) first, to pay the Obligations in
                                                -----
respect of any fees, expense reimbursements, indemnities and other amounts then due to the Agent until paid in full; (ii) second, ratably to pay the Obligations
                                          ------
in respect of any fees and indemnities then due to the Lenders until paid in full; (iii) third, ratably to pay interest due in respect of the Loans and Agent
            -----
Advances until paid in full; (iv) fourth, ratably to pay principal of the Loans
                                  ------
and Agent Advances until paid in full; and (v) fifth, to the ratable payment of
                                               -----
all other Obligations then due and payable.

          SECTION 4.05.   Increased Costs and Reduced Return.
                          ----------------------------------

          (a) If any Lender shall have determined that any Capital Guideline or adoption or implementation of, or any change in, any Capital Guideline by the Governmental Authority charged with the interpretation or administration thereof, or compliance by any Lender or any Person controlling any Lender with any Capital Guideline or with any request or directive of any such Governmental Authority with respect to any Capital Guideline, or the implementation of, or any change in, any applicable accounting principles (in each case, whether or not having the force of law), either (i) affects or would affect the amount of capital required or expected to be maintained by any Lender or any Person controlling any Lender, and any Lender determines that the amount of such capital is increased as a direct or indirect consequence of any Loans made or maintained, or any Lender's or any such other controlling Person's other obligations hereunder, or (ii) has or would have the effect of reducing the rate of return on any Lender's or any such other controlling Person's capital to a level below that which such Lender or such controlling Person could have achieved but for such circumstances as a consequence of any Loans made or maintained, or any agreement to make Loans, or such Lender's or such other controlling Person's other obligations hereunder (in each case, taking into consideration, such Lender's or such other controlling Person's policies with respect to capital adequacy), then, upon demand by any Lender, the Borrowers shall pay to such Lender from time to time such additional amounts as will compensate such Lender for such cost of maintaining such increased capital or such reduction in the rate of return on such Lender's or such other controlling Person's capital.

          (b) All amounts payable under this Section 4.05 shall bear interest from the date that is ten days after the date of demand by a Lender until payment in full to such Lender at the Reference Rate. A certificate of any Lender claiming compensation under this Section 4.05 specifying the event herein above described and the nature of such event shall be submitted by such Lender to the Administrative Borrower, setting forth the additional amount due and an explanation of the calculation thereof and such Lender's reasons for invoking the provisions of this Section 4.05, and shall be final and conclusive absent manifest error.

          SECTION 4.06.  Joint and Several Liability of the Borrowers.
                         --------------------------------------------

          (a) Notwithstanding anything in this Agreement or any other Loan Document to the contrary, each of the Borrowers hereby accepts joint and several liability hereunder and under the other Loan Documents in consideration of the financial accommodations to be provided by the Agent and the Lenders under this Agreement and the other Loan Documents, for the mutual benefit, directly and indirectly, of each of the Borrowers and in consideration of the undertakings of the other Borrowers to accept joint and several liability for the Obligations. Each of the Borrowers, jointly and severally, hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Borrowers, with respect to the payment and performance of all of the Obligations (including, without limitation, any Obligations arising under this Section 4.06), it being the intention of the parties hereto that all the Obligations shall be the joint and several obligations of each of the Borrowers without preferences or distinction among them. If and to the extent that any of the Borrowers shall fail to make any payment with respect to any of the Obligations as and when due or to perform any of the Obligations in accordance with the terms thereof, then in each such event the other Borrowers will make such payment with respect to, or perform, such Obligation. Subject to the terms and conditions hereof, the Obligations of each of the Borrowers under the provisions of this Section 4.06 constitute the absolute and unconditional, full recourse Obligations of each of the Borrowers enforceable against each such Person to the full extent of its properties and assets, irrespective of the validity, regularity or enforceability of this Agreement, the other Loan Documents or any other circumstances whatsoever.

          (b) The provisions of this Section 4.06 are made for the benefit of the Agent, the Lenders and their successors and assigns, and may be enforced by them from time to time against any or all of the Borrowers as often as occasion therefor may arise and without requirement on the part of the Agent, the Lenders or such successors or assigns first to marshal any of its or their claims or to exercise any of its or their rights against any of the other Borrowers or to exhaust any remedies available to it or them against any of the other Borrowers or to resort to any other source or means of obtaining payment of any of the Obligations hereunder or to elect any other remedy. The provisions of this
Section 4.06 shall remain in effect until all of the Obligations shall have been paid in full or otherwise fully satisfied.

          (c) Each of the Borrowers hereby agrees that it will not enforce any of its rights of contribution or subrogation against the other Borrowers with respect to any liability incurred by it hereunder or under any of the other Loan Documents, any payments made by it to the Agent or the Lenders with respect to any of the Obligations or any Collateral until such time as all of the Obligations have been paid in full in cash. Any claim which any Borrower may have against any other Borrower with respect to any payments to the Agent or the Lenders hereunder or under any other Loan Documents are hereby expressly made subordinate and junior in right of payment, without limitation as to any increases in the Obligations arising hereunder or thereunder, to the prior payment in full in cash of the Obligations.


                                   ARTICLE V

                              CONDITIONS TO LOANS

          SECTION 5.01.   Conditions Precedent to Effectiveness.  This Agreement
                          -------------------------------------
shall become effective as of the Business Day (the "Effective Date") when each
                                                    --------------
of the following conditions precedent shall have been satisfied in a manner satisfactory to the Agent:

          (a)  Final Bankruptcy Court Order; Concordat.  (i)  The Final
               ---------------------------------------
Bankruptcy Court Order shall have been entered by the Bankruptcy Court ("Entry
                                                                         -----
Date") and the Agent shall have received a certified copy of such order, and
----
such order shall be in full force and effect and shall not have been reversed, stayed, modified or amended absent prior written consent of the Agent and the Borrowers.

               (ii) The composition trustees appointed by the Ieper, Belgium Commercial Court shall have approved the Parent's entering into this Agreement and granting to the Agent the security interests and Liens referred to in
Section 3.01(a) hereof, and the Agent shall have received evidence of such approval, and the continued effectiveness thereof, in form and substance satisfactory to the Agent.

          (b)  Payment of Fees, Etc.  The Borrowers shall have paid on or before
               ---------------------
the date of this Agreement all fees, costs, expenses and taxes then payable pursuant to Sections 2.06 and 11.04 to the extent that invoices therefor have been delivered to the Administrative Borrower on or prior to the Effective Date (it being understood that the Expense Deposit will be applied to reduce the amount of such fees, costs, expenses and taxes).

          (c)  Representations and Warranties; No Event of Default.  The
               ---------------------------------------------------
following statements shall be true and correct: (i) the representations and warranties contained in Article VI and in each other Loan Document, certificate or other writing delivered to the Agent or the Lenders pursuant hereto or thereto on or prior to the Effective Date are true and correct on and as of the Effective Date as though made on and as of such date and (ii) no Default or Event of Default shall have occurred and be continuing on the Effective Date or would result from this Agreement or the other Loan Documents becoming effective in accordance with its or their respective terms.

          (d)  Legality.  The making of the Term Loan A shall not contravene any
               --------
law, rule or regulation applicable to the Agent or the Lenders.

          (e)  Delivery of Documents. The Agent shall have received on or before
               ---------------------
the Effective Date the following, each in form and substance satisfactory to the Agent and, unless indicated otherwise, dated the Effective Date:

               (i) a Revolving Credit Note, a Term A Note and a Term B Note, each payable to the order of each Lender with a Revolving Credit Commitment, a Term Loan A Commitment or a Term Loan B Commitment, as the case may be, duly executed by the Borrowers;

               (ii)  a Guaranty, duly executed by each Guarantor;

               (iii) a pledge and security agreement, in form and substance satisfactory to the Agent, duly executed by the Parent and providing for a pledge by the Parent to the Agent of, and a grant to the Agent for the benefit of the Lenders of a security interest in, all of the assets of and all of the shares of Capital Stock of each Belgian Subsidiary of the Parent, together with, as the case may be (x) all certificates representing such shares accompanied by duly executed instruments of transfer or assignment in blank, or (y) a certified copy of the relevant pages of the shareholders register of such Subsidiary (the shares of which have been pledged to the Agent) evidencing the entry of the pledge to the Agent for the benefit of the Lenders;

               (iv) a Pledge Agreement, duly executed by the Parent, with respect to certain indebtedness owing to the Parent and all of the shares of Capital Stock of each Subsidiary of the Parent not incorporated under Belgian laws, together with all promissory notes evidencing such indebtedness and all certificates representing such shares, accompanied by duly executed instruments of transfer or assignment in blank;

               (v) opinions of counsel to the Borrowers, in form and substance satisfactory to the Agent;

               (vi) a copy of the resolutions of each Loan Party, certified as of the Effective Date by an Authorized Officer thereof, authorizing (A) the borrowings hereunder and the transactions contemplated by the Loan Documents to which such Loan Party is or will be a party, and (B) the execution, delivery and performance by such Loan Party of each Loan Document to which such Loan Party is or will be a party and the execution and delivery of the other documents to be delivered by such Person in connection herewith and therewith;

               (vii) a certificate of an Authorized Officer of each Loan Party, certifying the names and true signatures of the representatives of such Loan Party authorized to sign each Loan Document to which such Loan Party is or will be a party and the other documents to be executed and delivered by such Loan Party in connection herewith and therewith, together with evidence of the incumbency of such authorized officers;

               (viii) a certificate of the appropriate official(s) of the state of organization of each Loan Party certifying as to the subsistence in good standing of, and if available, the payment of taxes by, such Loan Party in such states;

               (ix) a true and complete copy of the charter, certificate of formation, certificate of limited partnership or other publicly filed organizational document of each Loan Party certified as of a recent date not more than 30 days prior to the Effective Date by an appropriate official of the state of organization of such Loan Party;

               (x) a copy of the charter and by-laws, limited liability company agreement, operating agreement, agreement of limited partnership or other organizational document of each Loan Party, together with all amendments thereto, certified as of the Effective Date by an Authorized Officer of such Loan Party;

               (xi) a copy of the Short Term Budget, together with a certificate of an authorized officer of the Parent stating that such Budget has been prepared on a reasonable basis and in good faith and is based on assumptions believed by the Parent to be reasonable at the time made and from the best information then available to the Parent, which Budgets shall be in form and substance satisfactory to the Agent;

               (xii) a certificate of an Authorized Officer of each Loan Party, certifying as to the matters set forth in subsection (c) of this Section 5.01;

               (xiii) a certificate of an Authorized Officer of the Parent, certifying the names and true signatures of the persons that are authorized to provide Notices of Borrowings and all other notices under this Agreement and the other Loan Documents;

               (xiv) evidence of the insurance coverage required by Section 7.01(h) and such other insurance coverage with respect to the business and operations of the Loan Parties as the Agent may reasonably request, in each case, where requested by the Agent, with such indorsements as to the named insureds or loss payees thereunder as the Agent may request and providing that such policy may be terminated or canceled (by the insurer or the insured thereunder) only upon 30 days' prior written notice to the Agent and each such named insured or loss payee, together with evidence of the payment of all premiums due in respect thereof (including through the premium financing agreements referred to in clause (e) of the definition of "Permitted Indebtedness") for such period as the Agent may request; and

               (xv) such other agreements, instruments, approvals, opinions and other documents, each satisfactory to the Agent in form and substance, as the Agent may reasonably request.

          (f) Material Adverse Effect.  The Agent shall have determined, in its
              -----------------------
sole judgment, that no change having a Material Adverse Effect shall have occurred since January 15, 2001.

          (g) Proceedings; Receipt of Documents.  All proceedings in connection
              ---------------------------------
with the making of the Term Loan A and the other transactions contemplated by this Agreement and the other Loan Documents, and all documents incidental hereto and thereto, shall be satisfactory to the Agent and its counsel, and the Agent and such counsel shall have received all such information and such counterpart originals or certified or other copies of such documents as the Agent or such counsel may reasonably request.

          (h) Payment of Debtor-In-Possession Obligations.  All obligations
              -------------------------------------------
owing to General Electric Capital Corporation under its existing debtor-in-possession financing facility shall be repaid in full (which may be with the proceeds of the Term Loan A made hereunder) and all liens securing such obligations shall be terminated.

          SECTION 5.02.   Conditions Precedent to Revolving Credit Facility
                          -------------------------------------------------
Effectiveness.  The Commitment of the Lenders to make Revolving Loans to the
-------------
Borrowers shall commence as of the Business Day (the "Revolving Credit Facility
                                                      -------------------------
Effective Date") when each of the following conditions precedent shall have been
--------------
satisfied in a manner satisfactory to the Agent:

          (a) Payment of Fees, Etc.  The Borrowers shall have paid on or before
              ---------------------
such date all fees, costs, expenses and taxes then payable pursuant to Sections
2.06 and 11.04 to the extent that invoices therefor have been delivered to the Administrative Borrower on or prior to the Revolving Credit Facility Effective Date.

          (b) Representations and Warranties; No Event of Default.  The
              ---------------------------------------------------
following statements shall be true and correct: (i) the representations and warranties contained in Article VI and in each other Loan Document, certificate or other writing delivered to the Agent, or the Lenders pursuant hereto or thereto on or prior to the Revolving Credit Facility Effective Date are true and correct on and as of the Revolving Credit Facility Effective Date as though made on and as of such date and (ii) no Default or Event of Default shall have occurred and be continuing on the Revolving Credit Facility Effective Date or would result from the making of Revolving Loans on such date.

          (c) Liens; Priority.  The Agent shall be satisfied that it has been
              ---------------
granted, and still continues to hold, for the benefit of the Lenders, a perfected, first priority Lien on and security interest in all of the Collateral of the Borrowers referred to in Section 3.01(a) hereof (to the extent required by said Section 3.01(a)).

          (d) Material Adverse Effect.  The Agent shall have determined, in its
              -----------------------
sole judgment, that no change having a Material Adverse Effect shall have occurred since the Effective Date.

          (e) Field Survey/Audit.  The Agent shall have received the results of
              ------------------
a field survey, audit and appraisal by auditors, examiners and/or appraisers selected by the Agent (the "Field Survey and Audit"), the results of which shall
                            ----------------------
be acceptable to the Agent, in its reasonable business judgment based upon the lending practices of the Agent, consistent with criteria customary in the commercial finance industry generally. The costs of such field survey, audit and appraisal shall be paid by the Borrowers.

          (f) Budget.  The Agent shall have received an updated Short Term
              ------
Budget in accordance with Section 7.01(a)(iv) hereof, together with a certificate of an Authorized Officer stating that such Budget has been prepared on a reasonable basis and in good faith and is based on assumptions believed by the Parent to be reasonable at the time made and from the best information then available to the Parent.

          (g) Cash Management The Borrowers shall have established Lockboxes
              ---------------
and Collection Accounts in accordance with Section 8.01.

          (h) Borrowing Base  The Agent shall be satisfied that the initial
              --------------
Revolving Loans are in compliance with the then current Borrowing Base.

          SECTION 5.03.   Conditions Precedent to all Revolving Loans.  The
                          -------------------------------------------
obligation of the Agent or any Lender to make any Revolving Loan is subject to the fulfillment, in a manner satisfactory to the Agent, of each of the following conditions precedent:

          (a) Payment of Fees, Etc.  The Borrowers shall have paid all fees,
              ---------------------
costs, expenses and taxes then payable by the Borrowers to the Agent and the Lenders pursuant to this Agreement and the other Loan Documents, including, without limitation, Sections 2.06 and 11.04 hereof, to the extent that invoices therefor have been delivered to the Administrative Borrower on or prior to the date of such Revolving Loan.

          (b) Representations and Warranties; No Event of Default.  The
              ---------------------------------------------------
following statements shall be true and correct, and the submission by the Administrative Borrower to the Agent of a Notice of Borrowing with respect to each such Revolving Loan, and the Borrowers' acceptance of the proceeds of such Revolving Loan shall each be deemed to be a representation and warranty by the Borrowers on the date of such Revolving Loan that: (i) the representations and warranties contained in Article VI and in each other Loan Document, certificate or other writing delivered to the Agent pursuant hereto or thereto on or prior to the date of such Revolving Loan are true and correct on and as of such date as though made on and as of such date, (ii) at the time of and after giving effect to the making of such Revolving Loan and the application of proceeds thereof, no Default or Event of Default has occurred and is continuing or would result from the making of the Revolving Loan to be made on such date and (iii) the conditions set forth in this Section 5.03 have been satisfied as of the date of such request.

          (c) Bankruptcy Court Order.  On the date of such Revolving Loan, the
              ----------------------
Final Bankruptcy Court Order shall have been signed by the Bankruptcy Court, and the Agent shall have received a certified copy of the same and such order shall be in full force and effect and shall not have been reversed, stayed, modified or amended absent the consent of the Agent, the Lenders and the Borrowers.

          (d) Legality.  The making of such Revolving Loan shall not contravene
              --------
any law, rule or regulation applicable to the Agent or the Lenders.

          (e) Notices.  The Agent shall have received a Notice of Borrowing
              -------
pursuant to Section 2.02 hereof.

          (f) Proceedings; Receipt of Documents.  All proceedings in connection
              ---------------------------------
with the making of such Revolving Loan and the other transactions contemplated by this Agreement and the other Loan Documents, and all documents incidental hereto and thereto, shall be satisfactory to the Agent and its counsel, and the Agent and such counsel shall have received all such information and such counterpart originals or certified or other copies of such documents, in form and substance satisfactory to the Agent, as the Agent or such counsel may reasonably request.


                                  ARTICLE VI

                        REPRESENTATIONS AND WARRANTIES

          SECTION 6.01.   Representations and Warranties.  Each Borrower hereby
                          ------------------------------
represents and warrants to the Agent and the Lenders as follows:

          (a) Organization, Good Standing, Etc.  Each Loan Party (i) is a
              ---------------------------------
corporation, limited liability company or limited partnership duly organized, validly existing and in good standing under the laws of the state or jurisdiction of its organization, (ii) subject to the entry of the Final Bankruptcy Court Order, has all requisite power and authority to conduct its business as now conducted and as presently contemplated and, in the case of the Borrowers, to make the borrowings hereunder, and to execute and deliver each Loan Document to which it is a party, and to consummate the transactions contemplated thereby, and (iii) except as set forth on Schedule 6.01(a), is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary.

          (b) Authorization, Etc.  The execution, delivery and performance by
              -------------------
each Loan Party of each Loan Document to which it is or will be a party, (i) upon entry of the Final Bankruptcy Court Order, have been duly authorized by all necessary action, (ii) do not and will not contravene its charter or by-laws, its limited liability company or operating agreement or its certificate of partnership or partnership agreement, as applicable, or any applicable law or any contractual restriction binding on or otherwise affecting it or any of its properties (other than conflicts, breaches and defaults as to which consent has been obtained or the enforcement of which will be stayed by virtue of the filing of the Chapter 11 cases), (iii) do not and will not result in or require the creation of any Lien (other than pursuant to any Loan Document) upon or with respect to any of its properties, and (iv) do not and will not result in any suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to its operations or any of its properties.

          (c) Governmental Approvals.  Except for the entry of the Final
              ----------------------
Bankruptcy Court Order, the approval by the commissioners ("commissarissen inzake opschorting") appointed by the Ypres (Belgium) Commercial Court, and any authorization, approval, action, notice or filing required to be taken by any Loan Party pursuant to Section 7.01(n), no authorization or approval or other action by, and no notice to or filing with any Governmental Authority is required in connection with the due execution, delivery and performance by any Loan Party of any Loan Document to which it is or will be a party.

          (d)  Execution and Binding Effect.  As of the entry of the Final
               ----------------------------
Bankruptcy Court Order and the approval of the Ieper, Belgium Commercial Court, each Loan Document required to be executed and delivered on or prior to the date thereof has been duly and validly executed and delivered by each of the Loan Parties which is a party thereto and constitutes the legal, valid and binding obligations of each of the Loan Parties which is a party thereto enforceable in accordance with the terms hereof or thereof. Each Loan Document that is not required to be executed and delivered by any Loan Party prior to the Entry Date, when executed and delivered, will be validly executed and delivered by the Loan Party party thereto, and will constitute legal, valid and binding obligations of the Loan Party party thereto, enforceable in accordance with the terms thereof.

          (e)  Subsidiaries.  Schedule 6.01(e) is a complete and correct
               ------------
description of the name, jurisdiction of incorporation and ownership of the outstanding Capital Stock of all of the Subsidiaries of the Parent in existence on the date hereof. All of the issued and outstanding shares of Capital Stock of all domestic Subsidiaries and Mendez have been validly issued and are fully paid and nonassessable, and the holders thereof are not entitled to any preemptive, first refusal or other similar rights. Except as indicated on such Schedule, all such Capital Stock is owned by the Parent or one or more of its wholly-owned Subsidiaries, free and clear of all Liens.

          (f)  Litigation. Except as set forth in Schedule 6.01(f) and excluding
               ----------
pre-petition litigations which are stayed by 11 U.S.C. (S) 362, there is no pending or, to the knowledge of any Loan Party, threatened action, suit or proceeding affecting any Loan Party before any court or other Governmental Authority or any arbitrator that (i) could have a Material Adverse Effect or
(ii) relates to this Agreement, the Notes or any other Loan Document or any transaction contemplated hereby or thereby.

          (g)  Financial Condition.
               -------------------

               (i) Since January 15, 2001, no event or development has occurred that has had or could have a Material Adverse Effect.

               (ii) On or before the Effective Date, the Parent has furnished to the Lenders a projected Short Term Budget and a projected Long Term Budget, and the Short Term Budget shall be updated from time to time pursuant to Section 7.01(a)(iv). Each such Budget, when delivered and, in the case of the Short Term Budget, as so updated, shall be believed by the Parent at the time furnished to be reasonable, shall have been prepared on a reasonable basis and in good faith by the Parent, and shall have been based on assumptions believed by the Parent to be reasonable at the time made and upon the best information then reasonably available to the Parent, and the Parent is not be aware of any facts or information that would lead it to believe that such Budget, as so updated, is incorrect or misleading in any material respect.

          (h)  Compliance with Law, Etc.  None of the Loan Parties is in
               -------------------------
violation of its organizational documents, any law, rule, regulation, judgment or order of any Governmental

Authority applicable to it or any of its property or assets which is reasonably likely to have a Material Adverse Effect, and no Default or Event of Default has occurred and is continuing.

          (i) ERISA.  Except as set forth on Schedule 6.01(i), (i) each Employee
              -----
Plan is in substantial compliance with ERISA and the Code, (ii) no Termination Event has occurred prior to the Entry Date, and no Termination Event has occurred after the Entry Date nor is a Termination Event reasonably expected to occur, with respect to any Employee Plan which, combined with all other Termination Events, could have a Material Adverse Effect, (iii) the most recent annual report (Form 5500 Series) with respect to each Employee Plan, including any required Schedule B (Actuarial Information) thereto, copies of which have been filed with the Internal Revenue Service and will promptly be delivered upon request to the Agent, is complete and correct in all material respects and fairly presents the funding status of such Employee Plan, and since the date of such report there has been no material adverse change in such funding status,
(iv) no Employee Plan had an accumulated or waived funding deficiency or permitted decreases which would create a deficiency of in excess of $250,000 in its funding standard account or has applied for an extension of any amortization period within the meaning of Section 412 of the Code at any time during the previous 60 months, and (v) no Lien imposed under the Code or ERISA exists on account of any Employee Plan within the meaning of Section 412 of the Code. Except as set forth on Schedule 6.01(i), none of the Loan Parties or any of their ERISA Affiliates have incurred any withdrawal liability under ERISA with respect to any Multiemployer Plan. Except as required by Section 4980B of the Code and as set forth on Schedule 6.01(i), none of the Loan Parties or any of their ERISA Affiliates maintains an employee welfare benefit plan (as defined in
Section 3(1) of ERISA) which provides health or welfare benefits (through the purchase of insurance or otherwise) for any retired or former employee of any Loan Party or any of its ERISA Affiliates or coverage after a participant's termination of employment. None of the Loan Parties or any of their ERISA Affiliates has incurred any liability or obligation under the Worker Adjustment and Retraining Notification Act ("WARN") or similar state law prior to the Entry
                                  ----
Date, and none of the Loan Parties or any of their ERISA Affiliates has incurred any such liability or obligation after the Entry Date which remains unpaid or unsatisfied for more than 90 days.

          (j) Taxes, Etc.  Except as set forth on Schedule 6.01(j), all Federal,
              -----------
state and local tax returns and other reports required by applicable law to be filed by any Loan Party have been filed, or extensions have been obtained, and all taxes, assessments and other governmental charges imposed upon any Loan Party or any property of any Loan Party and which have become due and payable on or prior to the date hereof have been paid, except to the extent contested in good faith by proper proceedings which stay the imposition of any penalty, fine or Lien resulting from the non-payment thereof and with respect to which adequate reserves in accordance with GAAP have been set aside for the payment thereof.

          (k) Regulation T, U and X.  None of the Loan Parties is nor will be
              ---------------------
engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations T, U or X), and no proceeds of any Loan will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock.

          (l)  Type of Business.  None of the Loan Parties is engaged in any
               ----------------
business other than the development, sale and licensing of technologies, products and services relating to computerized speech recognition, language translation, intelligent content management, technologies that permit the searching and indexing of information in audio files and the retrieval of information from such files, text-to speech, speech and music compression, voice recording and playback, voice and data management and medical transcriptions, and activities directly related to the foregoing.

          (m)  Adverse Agreements, Etc. Except as set forth on Schedule 6.01(m),
               ------------------------
none of the Loan Parties is subject to any charter, limited liability company agreement, partnership agreement or other corporate, partnership or limited liability company restriction or any judgment, order, regulation, ruling or other requirement of a court or other Governmental Authority which has, or in the future could have, a Material Adverse Effect.

          (n)  Permits, Etc. Each Loan Party has, and is in compliance with, all
               -------------
permits, licenses, authorizations, approvals, entitlements and accreditations required for such Person lawfully to own, lease, manage or operate, or to acquire, each business currently owned, leased, managed or operated, or to be acquired, by such Person except for the failure to obtain and maintain compliance with permits, licenses, authorizations, approvals, entitlements and accreditations which is not reasonably likely to have a Material Adverse Effect. No condition exists or event has occurred which, in itself or with the giving of notice or lapse of time or both, would result in the suspension, revocation, impairment, forfeiture or non-renewal of any such permit, license, authorization, approval, entitlement or accreditation, and there is no claim that any thereof is not in full force and effect, except for the occurrence of such conditions or events which is not reasonably likely to have a Material Adverse Effect.

          (o)  Properties.  (i)  Each Loan Party has good and indefeasible title
               ----------
to, or valid leasehold interests in or valid licenses to use, all property and assets material to its business, free and clear of all Liens except Permitted Liens. The properties are generally in good working order and condition, ordinary wear and tear excepted.

               (ii) Schedule 6.01(o) sets forth a complete and accurate list as of the Effective Date of all real property owned by each Loan Party.

          (p)  Full Disclosure.  Each Loan Party has disclosed to the Agent all
               ---------------
agreements, instruments and corporate or other restrictions to which it is subject, and all other matters known to it, that, individually or in the aggregate, could result in a Material Adverse Effect. None of the other reports, financial statements, certificates or other information furnished by or on behalf of any Loan Party to the Agent in connection with the negotiation of this Agreement or delivered hereunder (as modified or supplemented by other information so furnished), taken as a whole, contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which it was made, not misleading; provided that, with respect to projected financial information, each
            --------
Loan Party represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time.

          (q) Environmental Matters.  Except as set forth on Schedule 6.01(q),
              ---------------------
(i) the operations of each Loan Party are in compliance in all material respects with Environmental Laws; (ii) there has been no Release at any of the properties owned or operated by any Loan Party or a predecessor in interest, or at any disposal or treatment facility which received Hazardous Materials generated by any Loan Party or any predecessor in interest which could have a Material Adverse Effect; (iii) no Environmental Action has been asserted against any Loan Party or any predecessor in interest nor does any Loan Party have knowledge or notice of any threatened or pending Environmental Action against any Loan Party or any predecessor in interest which could have a Material Adverse Effect; and
(iv) no Environmental Actions have been asserted against any facilities that may have received Hazardous Materials generated by any Loan Party or any predecessor in interest which could have a Material Adverse Effect.

          (r) Insurance.  Each Loan Party keeps or causes other Persons to keep
              ---------
its property adequately insured and maintains or causes other Persons to maintain (i) insurance to such extent and against such risks, including fire, as is customary with companies in the same or similar businesses, (ii) workmen's compensation insurance in the amount required by applicable law, (iii) public liability insurance, which shall include product liability insurance, in the amount customary with companies in the same or similar business against claims for personal injury or death on properties owned, occupied or controlled by it, and (iv) such other insurance as may be required by law or as may be reasonably required by the Agent (including, without limitation, against larceny, embezzlement or other criminal misappropriation). Schedule 6.01(r) sets forth a list of all insurance maintained by each Loan Party on the Effective Date.

          (s) Use of Proceeds.  The proceeds of the Loans shall be used for
              ---------------
general corporate purposes of the Borrowers and to repay the existing debtor-in-possession financing facility of the Borrowers.

          (t) INTENTIONALLY OMITTED

          (u) INTENTIONALLY OMITTED

          (v) Intellectual Property.  Each Loan Party owns or licenses or
              ---------------------
otherwise has the right to use (and when delivered, Schedule 7.01(m) shall set forth for each Loan Party) all licenses, permits, patents, patent applications, trademarks, trademark applications, service marks, tradenames, copyrights, copyright applications, franchises, authorizations and other intellectual property rights which are necessary for the operation of such Loan Party's business in substantially the same manner as operated as of the Effective Date, without infringement upon or conflict with the rights of any other Person with respect thereto, except for (i) such infringements and conflicts which, individually or in the aggregate, could not have a Material Adverse Effect and
(ii) the failure to own or otherwise have rights to use immaterial intellectual property. Upon the delivery thereof, and at all times thereafter, Schedule 7.01(m) shall accurately list the storage locations of the source code relating to all such intellectual property.

          (w) Holding Company and Investment Company Acts.  None of the Loan
              -------------------------------------------
Parties is (i) a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935, as amended, or (ii) an "investment company" or an "affiliated person" or

"promoter" of, or "principal underwriter" of or for, an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended.

          (x)  Place of Business; Chief Executive Office.  Schedule 6.01(x) sets
               -----------------------------------------
forth a complete and accurate list as of the date hereof of (i) each place of business of each Loan Party and (ii) the chief executive office of each Loan Party.

          (y)  Administrative Priority; Lien Priority.
               --------------------------------------

               (i) After the Entry Date, the Obligations of the Borrowers will constitute (a) so-called "boedelschulden van het faillissement" in the Concordat in accordance with Article 44 of the Belgian law of July 17, 1997 regarding judicial composition and (b) allowed administrative expenses in the Chapter 11 Cases having priority in payment over all other administrative expenses and unsecured claims against the Borrowers now existing or hereafter arising, of any kind or nature whatsoever, including without limitation all administrative expenses of the kind specified in Sections 503(b) and 507(b) of the Bankruptcy Code, subject, as to priority, only to Carve-Out Expenses having priority over the Obligations to the extent set forth in the Agreed Administrative Expense Priorities.

               (ii) The Lien and security interest of the Agent on the Collateral shall be a valid and perfected first priority Lien"); provided, that,
                                                                 --------
(x) such Lien and security interest shall be subject to Permitted Priority Liens and (y) the Lien and security interest granted to the Agent with respect to the property, assets or interests in property or assets of the Parent located outside the United States shall be subject to compliance by the Agent with any local law requirements regarding the perfection of such Lien and security interest.

               (iii) The Final Bankruptcy Court Order is in full force and effect and has not been appealed, reversed, stayed, modified or amended absent the consent of the Agent, the Lenders and the Borrowers.

          (z)  Schedules.  All of the information which is required to be
               ---------
scheduled to this Agreement is set forth on the Schedules attached hereto, is correct and accurate and does not omit to state any information material thereto.


                                  ARTICLE VII

                           COVENANTS OF THE BORROWER

          SECTION 7.01.   Affirmative Covenants.  So long as any principal of or
                          ---------------------
interest on any Loan or any other Obligation for the payment of money shall remain unpaid or any Lender shall have any Commitment hereunder, the Borrowers will, unless the Required Lenders shall otherwise consent in writing:

          (a)  Reporting Requirements.  Furnish to the Agent and each Lender:
               ----------------------

               (i) as soon as available, and in any event within 45 days of the end of each fiscal quarter of the Parent (except that with respect to the first fiscal quarter of the Parent after the Effective Date, such period shall be 60 days) commencing March 2001, internally prepared consolidated balance sheets, consolidated statements of operations and consolidated statements of cash flows for such fiscal quarter of the Parent and its Subsidiaries for such fiscal quarter and for the period commencing at the end of the immediately preceeding fiscal year to the end of such fiscal quarter, all in reasonable detail and certified by an Authorized Officer as fairly presenting, in all material respects, the financial position of the Parent and its Subsidiaries as of the end of such fiscal quarter and the results of operations and cash flows of the Parent and its Subsidiaries for such fiscal quarter, in accordance with GAAP applied in a manner consistent with that of the most recent audited financial statements furnished to the Lenders, subject to normal year-end adjustments;

               (ii) as soon as available, and in any event within 30 days of the end of each fiscal month of the Parent and its domestic Subsidiaries (except that with respect to the months of February, March and April of the year 2001, such period shall be 45 days) commencing February 2001, internally prepared consolidated and consolidating balance sheets, consolidated and consolidating statements of operations and consolidated and consolidating statements of cash flows for such fiscal month of the Parent and its domestic Subsidiaries for such fiscal month and for the period commencing at the end of the immediately preceeding fiscal year to the end of such fiscal month, all in reasonable detail and certified by an Authorized Officer as fairly presenting, in all material respects, the financial position of the Parent and its domestic Subsidiaries as of the end of such fiscal month and the results of operations and cash flows of the Parent and its domestic Subsidiaries for such fiscal month, in accordance with GAAP applied in a manner consistent with that of the most recent audited financial statements furnished to the Lenders, subject to normal year-end adjustments;

               (iii) simultaneously with the delivery of the financial statements of the Parent required by clauses (i) and (ii) of this Section 7.01(a), a certificate of an Authorized Officer stating that such Authorized Officer has reviewed the provisions of this Agreement and the other Loan Documents and has made or caused to be made under his or her supervision a review of the condition and operations of the Parent and its Subsidiaries during the period covered by such financial statements with a view to determining whether the Parent and its Subsidiaries were in compliance with all of the provisions of such Loan Documents at the times such compliance is required by the Loan Documents, and that such review has not disclosed, and such Authorized Officer has no knowledge of, the existence during such period of an Event of Default or Default or, if an Event of Default or Default existed, describing the nature and period of existence thereof and the action which the Parent and its Subsidiaries propose to take or have taken with respect thereto;

               (iv) on Friday of each week, a Short Term Budget supplementing and superseding the Short Term Budget referred to in Section 6.01(g)(ii), prepared on a weekly basis and otherwise in form and substance satisfactory to the Agent. Such Budget, when delivered and as so updated, shall be believed by the Parent at the time furnished to be reasonable, shall have been prepared on a reasonable basis and in good faith, and shall have been based on assumptions believed by the Parent to be reasonable at the time made and upon the best information then reasonably available to the Parent, and shall be accompanied by a certificate of an Authorized Officer stating that such Budget has been prepared on a reasonable basis and in good faith and is based on assumptions believed by the Parent to be reasonable at the time made and from the best information then available to the Parent;

               (v) promptly after filing thereof, copies of all pleadings, motions, applications, financial information and other papers and documents filed by the Borrowers in the Chapter 11 Cases, which such papers and documents shall also be given or served on the Agent's counsel;

               (vi) promptly after the sending thereof, copies of all written reports given by the Borrowers to any official or unofficial creditors' committee in the Chapter 11 Cases, provided that the Borrowers may redact confidential information contained in any such report if it provides a summary of the nature of the information redacted to the Agent.

               (vii) promptly after submission to any Government Authority, all documents and written information furnished to such Government Authority in connection with any investigation of any Loan Party other than routine inquiries by such Governmental Authority provided, that, with respect to documents and
                               --------
written information furnished to the SEC in connection with the restatement of the financial statements for the years ended December 31, 1998, December 31, 1999 and December 31, 2000, and for the six (6) month period ended June 30, 2000, an index of such documents and written information shall be submitted to the Agent and copies of such documents and information shall be made available to the Agent at the Agent's request;

               (viii) as soon as possible, and in any event within three days after the occurrence of an Event of Default or Default or the occurrence of any event or development that could have a Material Adverse Effect, the written statement of an Authorized Officer setting forth the details of such Event of Default, Default, other event or Material Adverse Effect and the action which the Parent and its Subsidiaries propose to take with respect thereto;

               (ix) (A) as soon as possible and in any event (1) within 10 days after any Loan Party or any ERISA Affiliate thereof knows or has reason to know that any Termination Event described in clause (i) of the definition of Termination Event with respect to any Employee Plan has occurred, (2) within 10 days after any Borrower or any ERISA Affiliate thereof knows or has reason to know that any other Termination Event with respect to any Employee Plan has occurred, or (3) within 10 days after any Loan Party or any ERISA Affiliate thereof knows or has reason to know that an accumulated funding deficiency has been incurred or an application has been made to the Secretary of the Treasury for a waiver or modification of the minimum funding standard (including installment payments) or an extension of any amortization period under Section 412 of the Code with respect to an Employee Plan, a statement of an Authorized Officer setting forth the details of such occurrence and the action, if any, which such Loan Party or such ERISA Affiliate proposes to take with respect thereto, (B) promptly and in any event within three days after receipt thereof by any Loan Party or any ERISA Affiliate thereof from the PBGC, copies of each notice received by any Loan Party or any ERISA Affiliate thereof of the PBGC's intention to terminate any Plan or to have a trustee appointed to administer any Plan, (C) promptly and in any event within 10 days after the filing thereof with the Internal Revenue Service if requested by the Agent, copies of each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) with respect to each Employee Plan and Multiemployer Plan, (D) promptly and in any event within 10 days after any Loan Party or any ERISA Affiliate thereof knows or has reason to know that a required installment within the meaning of Section 412 of the Code has not been made when due with respect to an Employee Plan, and (E) promptly and in any event within 10 days after any Loan Party or any ERISA Affiliate thereof send notice of a plant closing or mass layoff (as defined in WARN) to employees, copies of each such notice sent by such Loan Party or such ERISA Affiliate thereof;

               (x) promptly after the commencement thereof but in any event not later than 5 days after service of process with respect thereto on, or the obtaining of knowledge thereof by, any Loan Party, notice of each action, suit or proceeding before any court or other Governmental Authority or other regulatory body or any arbitrator which, if adversely determined, could have a Material Adverse Effect;

               (xi) except as provided in clause (vii) of this Section 7.01(a), promptly after the sending or filing thereof, copies of all statements, reports and other information any Loan Party sends to any holders of its Indebtedness or its securities or files with the SEC or any national (domestic or foreign) securities exchange;

               (xii) as soon as available and in any event within 5 Business Days after the end of each week, commencing with the first week ending after the Effective Date, a Borrowing Base Certificate current as of the close of business on the Friday of the immediately preceding week, supported by schedules showing the derivation thereof, including, without limitation, (A) commencing with the first week ending after the Effective Date, an aging report with respect to the Borrowers' Accounts Receivables and (B) commencing with the week prior to the date on which the Agent determines that Eligible Inventory shall be included in the Borrowing Base, a listing of all Inventory of the Borrowers as of such day, containing a breakdown of such Inventory by type and amount, the Book Value thereof (by location) and the warehouse and production facility location, in each case of (A) and (B), containing such detail and other information as the Agent may request from time to time, provided, that, (A) the Borrowing Base set
                                     --------  ----
forth in the Borrowing Base Certificate shall be effective from and including the date such Borrowing Base Certificate is duly received by the Agent but not including the date on which a subsequent Borrowing Base Certificate is received by the Agent, unless the Agent disputes the eligibility of any property for inclusion in the calculation of the Borrowing Base or the valuation thereof by notice of such dispute to the Administrative Borrower, (B) in the event of any dispute about the eligibility of any property for inclusion in the calculation of the Borrowing Base or the valuation thereof, the Agent's good faith judgment shall control and (C) in the event that assets or additions to Accounts Receivable are added to the Borrowing Base, the Agent may require reporting with respect to such assets as is customary in the lending practices of the Agent;

               (xiii) within 30 days after the Effective Date, and monthly thereafter, a list setting forth for each Loan Party and Restricted Subsidiary, as of the date of delivery thereof, of all source code deposit arrangements referred to in clause (m) of the definition of "Permitted Liens"; and

               (xiv) promptly upon request, such other information concerning the condition or operations, financial or otherwise, of any Loan Party as the Agent may from time to time may reasonably request.

          (b)  Additional Guaranties and Collateral Security.  If requested by
               ---------------------------------------------
the Agent, cause each non-debtor Restricted Subsidiary of any Loan Party not a Guarantor on the Effective Date, other than (i) Heitmann of America, Inc., Lernout & Hauspie, LLC and Omnivoice Technologies, Inc., (ii) Restricted Subsidiaries not organized under the laws of the United States or any state thereof and (iii) Restricted Subsidiaries that do not own assets with a book value in excess of $250,000 for any such individual Restricted Subsidiary or $1,000,000 for all such Restricted Subsidiaries, to execute and deliver to the Agent promptly and in any event within 10 Business Days after the change in status thereof (A) a Guaranty guaranteeing the Obligations, (B) a Security Agreement, (C) if such Restricted Subsidiary has any Subsidiaries, a Pledge Agreement together with (x) certificates evidencing all of the Capital Stock of any Person owned by such Restricted Subsidiary and (y) undated stock powers executed in blank with signature guaranteed, (D) one or more Mortgages creating on all real property of such Restricted Subsidiary owned in fee, a perfected, first priority Lien on such real property, subject to any Permitted Priority Liens, each in form and substance satisfactory to the Agent, together with such other agreements, instruments and documents as the Agent may require, and (E) such other agreements, instruments, approvals or other documents reasonably requested by the Agent in order to create, perfect, establish the first priority of or otherwise protect any Lien purported to be covered by any such Security Agreement, Pledge Agreement or Mortgage (subject to any Permitted Priority Liens) or otherwise to effect the intent that such Restricted Subsidiary shall become bound by all of the terms, covenants and agreements contained in the Loan Documents and that substantially all property and assets of such Restricted Subsidiary shall become Collateral for the Obligations.

          (c)  Compliance with Laws, Etc.  Comply, and cause each of their
               --------------------------
Subsidiaries to comply, in all material respects with all applicable laws, rules, regulations and orders (including, without limitation, all Environmental
Laws), such compliance to include, without limitation, (i) paying before the same become delinquent all post-petition taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or upon any of its properties, and (ii) paying all lawful claims the enforcement of which is not stayed by the filing of the Chapter 11 Cases before the same become a Lien or charge upon any of its properties, except to the extent contested in good faith by proper proceedings which stay the imposition of any penalty, fine or Lien resulting from the non-payment thereof and with respect to which adequate reserves in accordance with GAAP have been set aside for the payment thereof.

          (d)  Preservation of Existence, Etc.   Except to the extent permitted
               -------------------------------
by Section 7.02(d)(ii) hereof and except as disclosed in writing to the Agent prior to the Effective Date, maintain and preserve, and cause each of their Restricted Subsidiaries to maintain and preserve, their existence, rights and privileges, and use their commercially reasonable efforts to become or remain duly qualified and in good standing in each jurisdiction in which the character of the properties owned or leased by them or in which the transaction of their business makes such qualification necessary.

          (e) Keeping of Records and Books of Account.  Keep, and cause each of
              ---------------------------------------
their domestic Subsidiaries to keep, adequate records and books of account, with complete entries made in accordance with GAAP and cause all foreign Subsidiaries which maintain records and books of account in accordance with local generally accepted accounting principles to reconcile such records and books of account to GAAP not less frequently than quarterly.

          (f) Inspection Rights.  Permit, and cause each of their Restricted
              -----------------
Subsidiaries to permit, the Agent or representatives thereof at any time and from time to time during normal business hours, at the expense of the Borrowers, to examine and make copies of and abstracts from their records and books of account, to visit and inspect their properties, to verify materials, leases, notes receivable, deposit accounts and other assets of the Loan Parties and their Restricted Subsidiaries, to conduct audits, physical counts, valuations, appraisals, environmental assessments or examinations and to discuss their affairs, finances and accounts with any of the directors, officers, managerial employees, independent accountants or other representatives thereof. The Borrowers agree to pay the reasonable cost of such audit, appraisal, assessment or examination.

          (g) Maintenance of Properties, Etc.  Maintain and preserve, and cause
              -------------------------------
each of their Restricted Subsidiaries to maintain and preserve, all of their properties which are necessary or useful in the proper conduct of their business in good working order and condition, ordinary wear and tear excepted, and comply, and cause each of their Restricted Subsidiaries to comply, at all times in all material respects with the provisions of all leases to which each of them is a party as lessee or under which each of them occupies property, so as to prevent any loss or forfeiture thereof or thereunder, in each case, other than sales of property or rejection of leases approved by the Bankruptcy Court and otherwise permitted by the terms of this Agreement.

          (h) Maintenance of Insurance.  Maintain, and cause each of their
              ------------------------
Subsidiaries to maintain, or other Persons to maintain for the Parent and its Subsidiaries, insurance with responsible and reputable insurance companies or associations (including, without limitation, comprehensive general liability, hazard, rent and business interruption insurance) with respect to their properties (including all real properties leased or owned by them) and business, in such amounts and covering such risks as is required by any Governmental Authority having jurisdiction with respect thereto or as is carried generally in accordance with sound business practice by companies in similar businesses similarly situated and, in the case of Restricted Subsidiaries, in any event in amount, adequacy and scope reasonably satisfactory to the Agent. To the extent such policies name a Loan Party or its Restricted Subsidiaries as a named insured, all policies covering the Collateral are to be made payable to the Agent for the benefit of the Lenders, as its interests may appear, in case of loss, under a standard non-contributory "lender" or "secured party" clause and are to contain such other provisions as the Agent may require to fully protect the Lenders' interest in the Collateral and to any payments to be made under such policies. All certificates of insurance are to be delivered to the Agent and the property policies are to be premium prepaid (including through the premium finance arrangements referred to in clause (e) of the definition of "Permitted Indebtedness"), with the loss payable and additional insured endorsement on all policies to be made in favor of Agent and such other Persons as the Agent may designate from time to time, and all policies shall provide for not less than 30 days' prior written notice to the Agent of the exercise of any right of cancellation. If the Loan Parties or any of their Restricted Subsidiaries fail to maintain such insurance, the Agent may arrange for such insurance, but at the Borrowers' expense and without any responsibility on the Agent's part for obtaining the insurance, the solvency of the insurance companies, the adequacy of the coverage, or the collection of claims. Upon the occurrence of an Event of Default, the Agent shall have the sole right, in the name of the Lenders, the Loan Parties and their Restricted Subsidiaries, to file claims under any property insurance policies, to receive, receipt and give acquittance for any payments that may be payable thereunder, and to execute any and all endorsements, receipts, releases, assignments, reassignments or other documents that may be necessary to effect the collection, compromise or settlement of any claims under any such property insurance policies.

          (i) Obtaining of Permits, Etc.  Obtain, maintain and preserve, and
              --------------------------
cause each of their Restricted Subsidiaries to obtain, maintain and preserve, all permits, licenses, authorizations, approvals, entitlements and accreditations which are necessary or useful in the proper conduct of its business, except where the failure to obtain, maintain or preserve such permits, licenses, authorizations, approvals entitlements and accreditations is not reasonably likely to have a Material Adverse Effect, and use commercially reasonable efforts to become or remain, and cause each of their Restricted Subsidiaries to use commercially reasonable efforts to become or remain, duly qualified and in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary.

          (j) Environmental.  Except as provided in Schedule 6.01(q), (i) keep
              -------------
any property either owned or operated by them or any of their Restricted Subsidiaries free of any Environmental Liens; (ii) comply, and cause their Restricted Subsidiaries to comply, in all material respects with Environmental Laws and provide to the Agent documentation of such compliance which the Agent reasonably requests; (iii) immediately notify the Agent of any Release of a Hazardous Material in excess of any reportable quantity from or onto property owned or operated by the Loan Parties or any of their Restricted Subsidiaries and take any Remedial Actions required to abate said Release to the extent that any such Release would have a Material Adverse Effect; (iv) promptly provide the Agent with written notice within 10 days of the receipt of any of the following:
(A) notice that an Environmental Lien has been filed against any property of any Loan Party or any of its Restricted Subsidiaries; (B) commencement of any Environmental Action or notice that an Environmental Action will be filed against any Loan Party or any of its Restricted Subsidiaries; and (C) notice of a violation, citation or other administrative order which could have a Material Adverse Effect and (v) defend, indemnify and hold harmless the Agent and the Lenders and their transferees, and their respective employees, agents, officers and directors, from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs or expenses (including, without limitation, attorney and consultant fees, investigation and laboratory fees, court costs and litigation expenses) arising out of (A) the presence, disposal, release or threatened release of any Hazardous Materials on any property at any time owned or occupied by any Loan Party or any of its Restricted Subsidiaries (or its respective predecessors in interest or title), (B) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to such Hazardous Materials, (C) any investigation, lawsuit brought or threatened, settlement reached or government order relating to such Hazardous Materials and/or (D) any violation of any Environmental Law.

          (k) Further Assurances.  Take such action and execute, acknowledge and
              ------------------
deliver, and cause each of the other Loan Parties to take such action and execute, acknowledge and deliver, at their sole cost and expense, such agreements, instruments or other documents as the Agent may require from time to time in order (i) to carry out more effectively the purposes of this Agreement and the other Loan Documents, (ii) to subject to valid and perfected first priority Liens (subject to Permitted Priority Liens), any of the Collateral or any other property of the Loan Parties other than immaterial assets of any Guarantor, (iii) to establish and maintain the validity and effectiveness of any of the Loan Documents and the validity, perfection and priority of the Liens intended to be created thereby (subject to Permitted Priority Liens), and (iv) to better assure, convey, grant, assign, transfer and confirm unto the Agent the rights now or hereafter intended to be granted to the Agent and the Lenders under this Agreement or any other Loan Document. The assurances contemplated by this Section 7.01(k) shall be given under applicable nonbankruptcy law (to the extent not inconsistent with the Bankruptcy Code and orders of the Bankruptcy Court) as well as the Bankruptcy Code, it being the intention of the parties that the Agent may request assurances under applicable nonbankruptcy law, and such request shall be complied with (if otherwise made in good faith by the Agent) whether or not the Final Bankruptcy Court Order is in force and whether or not dismissal of the Chapter 11 Cases or any other action by the Bankruptcy Court is imminent, likely or threatened.

          (l) Borrowing Base.  After the Revolving Credit Facility Effective
              --------------
Date, maintain all Revolving Loans in compliance with the then current Borrowing Base.

          (m) Intellectual Property.  (i) Within 30 days after the Effective
              ---------------------
Date, deliver to the Agent a Schedule 7.01(m) to this Agreement, which shall be in form and scope satisfactory to the Agent and shall set forth for each Loan Party, as of the date of delivery thereof, (x) all licenses, permits, patents, patent applications, trademarks, trademark applications, service marks, tradenames, copyrights, copyright applications, franchises, authorizations and other intellectual property rights of such Loan Party which are necessary for the operation of such Loan Party's business in substantially the same manner as operated as of the Effective Date and (y) the storage locations of the source code relating to all of the foregoing intellectual property; and (ii) take, and cause each of their Restricted Subsidiaries to take, either directly or through licensees, all action necessary to maintain all of the trademarks, patents and copyrights identified on such Schedule 7.01(m) in full force and effect, and not permit (and not permit any licensee thereof to) do any act or knowingly omit to do any act whereby any such trademarks, patents or copyrights may become invalidated.

          (n) Security Agreements; Pledge Agreements; Etc.  Within 10 days after
              --------------------------------------------
the Effective Date, deliver to the Agent (i) (A) Pledge Agreements duly executed and delivered by Dictaphone and L&H Holdings, (B) Pledge Agreements and Security Agreements duly executed and delivered by each Guarantor, (C) in the case of the Guarantors, UCC-1 financing statements and such other agreements, instruments or documents reasonably requested by the Agent in order to create, perfect and establish the first priority Lien purported to be covered by each such Pledge Agreement and Security Agreement, and (D) if requested by the Agent, Mortgages, in recordable form, duly executed and delivered by each Loan Party in favor of the Agent with respect to all real property owned in fee by such Loan Party; provided that the Agent will not require perfected Liens on immaterial assets of
--------
any Guarantor, and (ii) an opinion of counsel to the Guarantors, in form and substance satisfactory to the Agent.

          (o)  Securities Account.  Within 20 days after the Effective Date,
               ------------------
establish one or more Securities Accounts and the Agent shall have received a Control Agreement, duly executed and in full force and effect, in respect of each such Securities Account. Each Borrower agrees that it will not transfer assets out of any such Securities Account; provided, however, that, so long as
                                           --------  -------
no Default or Event of Default has occurred and is continuing or would result therefrom, each Borrower may use such assets to the extent permitted by this Agreement.

          SECTION 7.02.   Negative Covenants.  So long as any principal of or
                          ------------------
interest on any Loan or any other Obligation for the payment of money shall remain unpaid or any Lender shall have any Commitment hereunder, the Borrowers shall not, unless the Required Lenders shall otherwise consent in writing:

          (a)  Final Bankruptcy Court Order; Administrative Priority; Lien
               -----------------------------------------------------------
Priority; Payment of Claims:
---------------------------

               (i) At any time seek, consent to or suffer to exist any modification, stay, vacation or amendment of the Final Bankruptcy Court Order except for modifications and amendments agreed to by the Agent and the Lenders;

               (ii) At any time suffer to exist a priority for any administrative expense or unsecured claim against any Borrower (now existing or hereafter arising of any kind or nature whatsoever, including without limitation any administrative expenses of the kind specified in Sections 503(b) and 507(b) of the Bankruptcy Code) equal or superior to the priority of the Lenders in respect of the Obligations, except for the Carve-Out Expenses having priority over the Obligations to the extent set forth in the definition of Agreed Administrative Expense Priorities;

               (iii) At any time suffer to exist any Lien on the Collateral having a priority equal or superior to the Lien in favor of the Lenders in respect of the Collateral except for Permitted Priority Liens; and

               (iv)   At any time pay any administrative expense claims except
(A) Priority Professional Expenses and other payments pursuant to sub-clause (i) of clause "first" of the definition of the term "Agreed Administrative Expense
           -----
Priorities", (B) any Obligations due and payable hereunder, (C) other administrative expense claims incurred in the ordinary course of the business of the Borrowers or their respective Chapter 11 Cases, and (D) payments of pre-petition obligations permitted pursuant to Section 7.02(j) hereof, in each case to the extent and having the order of priority set forth in the Agreed Administrative Expense Priorities.

          (b)  Liens, Etc.  Create, incur, assume or suffer to exist, or permit
               -----------
any of their Restricted Subsidiaries to create, incur, assume or suffer to exist any Lien upon or with respect to any of their properties, whether now owned or hereafter acquired, to file or suffer to exist under the Uniform Commercial Code or any similar law or statute of any jurisdiction, a financing statement (or the equivalent thereof) that names any Loan Party or any of its Restricted Subsidiaries as debtor, to sign or suffer to exist any security agreement authorizing any secured party thereunder to file such financing statement (or the equivalent thereof), to sell any of its property or assets subject to an understanding or agreement, contingent or otherwise, to repurchase such property or assets (including sales of accounts receivable) with recourse to any Loan Party or any of its Restricted Subsidiaries or assign or otherwise transfer, or permit any of its Restricted Subsidiaries to assign or otherwise transfer, any account or other right to receive income; other than, as to all of the above, Permitted Liens, provided, that no liens shall be permitted
                                      --------
on any assets included in the Borrowing Base.

          (c)  Indebtedness.  Create, incur, assume, guarantee or suffer to
               ------------
exist, or otherwise become or remain liable with respect to, or permit any of their Restricted Subsidiaries to create, incur, assume, guarantee or suffer to exist or otherwise become or remain liable with respect to, any Indebtedness other than Permitted Indebtedness.

          (d)  Fundamental Changes; Dispositions.  Wind-up, liquidate or
               ---------------------------------
dissolve, or merge, consolidate or amalgamate with any Person, convey, sell, lease or sublease, transfer or otherwise dispose of, whether in one transaction or a series of related transactions, all or any part of their business, property or assets, whether now owned or hereafter acquired, or (agree to do any of the foregoing) or purchase or otherwise acquire, whether in one transaction or a series of related transactions, all or substantially all of the assets of any Person (or any division thereof) (or agree to do any of the foregoing), or permit any of their Restricted Subsidiaries to do any of the foregoing; provided, however, that
--------  -------

               (i) (A) any Borrower may be merged into or may consolidate with another Borrower, (B) any Guarantor may be merged into or may consolidate with another Guarantor or (C) any wholly-owned Restricted Subsidiary of any Loan Party (other than the Borrowers or the Guarantors) may be merged into another such wholly-owned Restricted Subsidiary of such Loan Party, or may consolidate with another such wholly-owned Restricted Subsidiary of such Loan Party, so long as (w) no other provision of this Agreement would be violated thereby, (x) such Loan Party gives the Agent at least 10 days' prior written notice of such merger or consolidation, (y) no Default or Event of Default shall have occurred and be continuing either before or after giving effect to such transaction, and (z) the Lenders' rights in any Collateral, including, without limitation, the existence, perfection and priority of any Lien thereon, are not adversely affected by such merger or consolidation;

               (ii) any of the Loan Parties and their Restricted Subsidiaries may (A) sell Inventory in the ordinary course of business, (B) dispose of obsolete or worn-out equipment in the ordinary course of business, and (C) sell or otherwise dispose of other property or assets for cash in an aggregate amount not less than the fair market value of such property or assets, provided, that,
                                                                --------
the consent of the Agent shall be required for any Disposition (other than the Disposition of the CREC and SDX technology developed by Lernout & Hauspie USA, Inc. (f/k/a Dragon Systems, Inc.) in connection with a joint venture with Visteon Corporation if such Disposition occurs within 45 days of the Effective
Date) in which the Net Cash Proceeds exceed $250,000 (which consent to Disposition will not be unreasonably withheld).

          (e)  Change in Type of Business.  Engage, or permit any of their
               --------------------------
Restricted Subsidiaries to engage in any business other than as permitted under
Section 6.01(l).

          (f)  Loans, Advances, Investments, Etc.  Make or commit or agree to
               ----------------------------------
make any loan, advance, guarantee of obligations, other extension of credit or capital contributions to, or hold or invest in or commit or agree to hold or invest in, or purchase or otherwise acquire or commit or agree to purchase or otherwise acquire any shares of the Capital Stock, bonds, notes, debentures or other securities of, or make or commit or agree to make any other investment in, any other Person, or purchase or own any futures contract or otherwise become liable for the purchase or sale of currency or other commodities at a future date in the nature of a futures contract, or permit any of their Restricted Subsidiaries to do any of the foregoing, except for: (i) investments existing on the date hereof, but not any increase in the amount thereof or any other modification of the terms thereof, (ii) loans and advances made in the ordinary course of business by any Loan Party to any other Loan Party or to any Restricted Subsidiary, the beneficial owners of which are also Restricted Subsidiaries, (iii) loans and advances made in the ordinary course of business by any Restricted Subsidiary to any Loan Party or to any other Restricted Subsidiary, the beneficial owners of which are also Restricted Subsidiaries, and (iv) Permitted Investments.

          (g) Lease Obligations.  Create, incur or suffer to exist, or permit
              -----------------
any of their Restricted Subsidiaries to create, incur or suffer to exist, any obligations as lessee (i) for the payment of rent for any real or personal property in connection with any sale and leaseback transaction, or (ii) for the payment of rent for any real or personal property under leases or agreements to lease other than (A) Capitalized Lease Obligations which would not cause the aggregate amount of all obligations under Capitalized Leases entered into after the Effective Date owing by the Loan Parties and their Restricted Subsidiaries to exceed the amounts set forth in subsection (h) of this Section 7.02, and (B) Operating Lease Obligations owing by the Loan Parties and their Restricted Subsidiaries in an amount consistent with the Long Term Budget or otherwise acceptable to the Agent.

          (h) Capital Expenditures.  Make or commit or agree to make, or permit
              --------------------
any of their Restricted Subsidiaries to make or commit or agree to make, any Capital Expenditure (by purchase or Capitalized Lease) that would cause the amount of Capital Expenditures made by the Loan Parties and their Restricted Subsidiaries for any period to exceed the applicable line item amount set forth in the Long Term Budget.

          (i) Restricted Payments.  (i) Declare or pay any dividend or other
              -------------------
distribution, direct or indirect, on account of any Capital Stock of any Loan Party or any of its Subsidiaries, now or hereafter outstanding; provided,
                                                                --------
however, that Subsidiaries of a Loan Party may pay dividends or make
-------
distributions to such Loan Party and Unrestricted Subsidiaries may pay dividends or make distributions to other Unrestricted Subsidiaries; (ii) make any repurchase, redemption, retirement, defeasance, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any Capital Stock of any Loan Party or any direct or indirect parent of any Loan Party, now or hereafter outstanding; (iii) make any payment to retire, or to obtain the surrender of, any outstanding warrants, options or other rights for the purchase or acquisition of shares of any class of Capital Stock of any Loan Party, now or hereafter outstanding; (iv) return any shares of Capital Stock to any shareholders or other equity holders of any Loan Party or any of its Subsidiaries (except that Unrestricted Subsidiaries may return shares of Capital Stock to other Unrestricted Subsidiaries), or make any other distribution of property, assets, shares of Capital Stock, warrants, rights, options, obligations or securities thereto as such; or (v) pay any management fees or any other fees or expenses (including the reimbursement thereof by any Loan Party or any of its Subsidiaries) pursuant to any management, consulting or other services agreement to any of the shareholders or other equityholders of any Loan Party or any of its Subsidiaries or other Affiliates, or to any other Subsidiaries or Affiliates of any Loan Party.

          (j) Payments.   Make any payment of principal or interest or otherwise
              --------
on account of any Indebtedness or trade payable incurred prior to the Filing Date, or permit any of their Restricted Subsidiaries to make any such payment, provided that such payments may be made: (i) to the holders of, or in respect
--------
of, wage, salary, commission or other compensation and employee benefit obligations (including expense reimbursements) to employees and independent contractors which arose prior to the Filing Date; (ii) to landlords in connection with the assumption of unexpired leases under Section 365 of the Bankruptcy Code in an aggregate amount acceptable to the Agent; (iii) to lessors and non-debtor parties to executory contracts in connection with the assumption of such leases and contracts under Section 365 of the Bankruptcy Code; (iv) in respect of workers' compensation benefits and liability and property insurance policies of the Borrowers in an aggregate amount acceptable to the Agent; (v) with respect to payroll taxes, garnishment payments, sales taxes, "trust fund" taxes, gift certificates, customer refunds, rebates and credits, warranties or other trust fund disbursements in accordance with past practice of the Borrowers; (vi) to the holders of Permitted Priority Liens, the proceeds of the assets subject to such Permitted Priority Liens in connection with the sale of such assets; (vii) in respect of the obligations required to be paid in order to maintain the Concordat listed on Schedule 7.02(j)(A); and (viii) in respect of the other obligations of the Borrowers listed on Schedule 7.02(j)(B); in each case, after prior written notice of such payment has been given by the Administrative Borrower to the Agent and subject to approval of the Bankruptcy Court.

          (k) Transactions with Affiliates.  Enter into, renew, extend or be a
              ----------------------------
party to, or permit any of their Subsidiaries to enter into, renew, extend or be a party to any transaction or series of related transactions (including, without limitation, the purchase, sale, lease, transfer or exchange of property or assets of any kind or the rendering of services of any kind) with any Affiliate, except (i) in the ordinary course of business in a manner and to an extent consistent with past practice and necessary or desirable for the prudent operation of its business, for fair consideration and on terms no less favorable to the Loan Parties or such Subsidiaries than would be obtainable in a comparable arm's length transaction with a Person that is not an Affiliate thereof, (ii) transactions among the Loan Parties and their Restricted Subsidiaries, (iii) transactions among Restricted Subsidiaries, and (iv) transactions among Unrestricted Subsidiaries.

          (l) Environmental.  Permit the use, handling, generation, storage,
              -------------
treatment, release or disposal of Hazardous Materials at any property owned or leased by the Loan Parties or any of their Restricted Subsidiaries except in compliance with Environmental Laws and so long as such use, handling, generation, storage, treatment, release or disposal of Hazardous Materials does not result in a Material Adverse Effect.

          (m) Multiemployer Plans.  Become or permit any ERISA Affiliate to
              -------------------
become obligated to contribute to any Multiemployer Plan, or assume or permit any ERISA Affiliate to assume any obligation of any predecessor with respect to any Multiemployer Plan.

          (n) Excess Cash.  Accumulate or maintain cash in bank accounts other
              -----------
than in Securities Accounts (in excess of checks outstanding against such accounts and amounts necessary to meet minimum balance requirements), cash equivalents or Permitted Investments in an aggregate amount in excess of (i) $1,000,000 for a period of more than three (3) consecutive days or (ii) $3,000,000 at any time.


                                 ARTICLE VIII

 MANAGEMENT, COLLECTION AND STATUS OF ACCOUNTS RECEIVABLE AND OTHER COLLATERAL

          SECTION 8.01.   Collection of Accounts Receivable; Management of
                          ------------------------------------------------
Collateral.
----------

          (a) Within 20 days of the Effective Date, the Borrowers shall assist the Agent in (i) during the term of this Agreement, maintaining one or more lockboxes in the name of the Agent (collectively, the "Lockboxes") with
                                                       ---------
financial institutions selected by the Borrowers and acceptable to the Agent in its sole discretion (each being referred to as a "Lockbox Bank"), and (ii)
                                                  ------------
establishing, and during the term of this Agreement, maintaining accounts (each a "Collection Account" and, collectively, the "Collection Accounts") in the name
   ------------------                          -------------------
of the Agent with each Lockbox Bank. The Borrowers shall irrevocably instruct each Account Debtor located within the United States (or with an applicable office located within the United States), with respect to Accounts Receivable of the Borrowers arising after the date 20 days after the Effective Date, to remit all payments to be made by checks or other drafts to the Lockboxes and to remit all payments to be made by wire transfer or by Automated Clearing House, Inc. payments as directed by the Agent and shall instruct each Lockbox Bank to deposit all amounts received in its Lockbox to the Collection Account at such Lockbox Bank on the day received or, if such day is not a Business Day, on the next succeeding Business Day. Until the Agent has advised the Borrowers to the contrary after the occurrence and during the continuance of an Event of Default, the Borrowers may and will enforce, collect and receive all amounts owing on the Accounts Receivable of the Borrowers for the Agent's benefit and on the Agent's behalf, but at the Borrowers' expense; such privilege shall terminate, at the election of the Agent, upon the occurrence and during the continuance of any Event of Default. All checks, drafts, notes, money orders, acceptances, cash and other evidences of Indebtedness received directly by the Borrowers from any Account Debtor, as proceeds from Accounts Receivable of the Borrowers, or as proceeds of any other Collateral, shall be held by the Borrowers in trust for the Agent and the Lenders and upon receipt be deposited by the Borrowers in original form and no later than the next Business Day after receipt thereof into a Collection Account. The Borrowers shall not commingle such collections with the Borrowers' own funds or the funds of any Subsidiaries or Affiliates of the Borrowers or with the proceeds of any assets not included in the Collateral.
All funds received in the Collection Account shall be sent by wire transfer or Automated Clearing House, Inc. payment to the Payment Office to be credited to the Agent's Account for application at the end of each Business Day to reduce the then principal balance of the Revolving Loans, conditional upon final payment to the Agent. No checks, drafts or other instrument received by the Agent shall constitute final payment to the Agent unless and until such instruments have actually been collected.

          (b) After the occurrence and during the continuance of an Event of Default, the Agent may send a notice of assignment and/or notice of the Lenders' security interest to any and all Account Debtors or third parties holding or otherwise concerned with any of the Collateral, and thereafter the Agent shall have the sole right to collect the Accounts Receivable and/or take possession of the Collateral and the books and records relating thereto. The Borrowers shall not, without prior written consent of the Agent, grant any extension of time of payment of any Account Receivable, compromise or settle any Account Receivable for less than the full amount thereof, release, in whole or in part, any Person or property liable for the payment thereof, or allow any credit or discount whatsoever thereon, except, in the absence of a continuing Event of Default, in the ordinary course of business of the Borrowers.

          (c) The Borrowers hereby appoint the Agent or its designee on behalf of the Agent as the Borrowers' attorney-in-fact with power exercisable during the continuance of any Event of Default to endorse the Borrowers' names upon any notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Accounts Receivable, to sign the Borrowers' names on any invoice or bill of lading relating to any of the Accounts Receivables, drafts against Account Debtors with respect to Accounts Receivable, assignments and verifications of Accounts Receivable and notices to Account Debtors with respect to Accounts Receivable, to send verification of Accounts Receivable, and, to notify the Postal Service authorities to change the address for delivery of mail addressed to the Borrowers to such address as the Agent may designate and to do all other acts and things necessary to carry out this Agreement. All acts of said attorney or designee are hereby ratified and approved, and said attorney or designee shall not be liable for any acts of omission or commission (other than acts or omissions constituting gross negligence or willful misconduct), or for any error of judgment or mistake of fact or law; this power being coupled with an interest is irrevocable until all of the Loans and other Obligations under the Loan Documents are paid in full and all of the Loan Documents are terminated.

          (d) Nothing herein contained shall be construed to constitute the Agent as agent of the Borrowers for any purpose whatsoever, and the Agent shall not be responsible or liable for any shortage, discrepancy, damage, loss or destruction of any part of the Collateral wherever the same may be located and regardless of the cause thereof (other than from acts or omissions of the Agent constituting gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction). The Agent shall not, under any circumstance or in any event whatsoever, have any liability for any error or omission or delay of any kind occurring in the settlement, collection or payment of any of the Accounts Receivable or any instrument received in payment thereof or for any damage resulting therefrom (other than acts or omissions of the Agent constituting gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction). The Agent, by anything herein or in any assignment or otherwise, does not assume any of the obligations under any contract or agreement assigned to the Agent and shall not be responsible in any way for the performance by the Borrowers of any of the terms and conditions thereof.

          (e) If any Account Receivable includes a charge for any tax payable to any Governmental Authority, the Agent is hereby authorized (but in no event obligated) in its discretion to pay the amount thereof to the proper taxing authority for the Borrowers' account and to charge the Borrowers therefor. The Borrowers shall notify the Agent if any Account

Receivable includes any taxes due to any such Governmental Authority and, in the absence of such notice, the Agent shall have the right to retain the full proceeds of such Account Receivable and shall not be liable for any taxes that may be due by reason of the sale and delivery creating such Account Receivable.

          (f) Notwithstanding any other terms set forth in the Loan Documents, the rights and remedies of the Agent and the Lenders herein provided, and the obligations of the Borrowers set forth herein, are cumulative of, may be exercised singly or concurrently with, and are not exclusive of, other rights, remedies or obligations set forth in any other Loan Documents or as provided by law.

          SECTION 8.02.   Accounts Receivable Documentation.  The Borrowers will
                          ---------------------------------
at such intervals as the Agent may require, execute and deliver confirmatory written assignments of the Accounts Receivable to the Agent and furnish such further schedules and/or information as the Agent may require relating to the Accounts Receivable, including, without limitation, sales invoices or the equivalent, credit memos issued, remittance advices, reports and copies of deposit slips and copies of original shipping or delivery receipts for all merchandise sold. In addition, the Borrowers shall notify the Agent of any non-compliance in respect of the representations, warranties and covenants contained in Section 8.03. The items to be provided under this Section 8.02 are to be in form reasonably satisfactory to the Agent and are to be executed and delivered to the Agent from time to time solely for its convenience in maintaining records of the Collateral. The Borrowers' failure to give any of such items to the Agent shall not affect, terminate, modify or otherwise limit the Agent's Lien on the Collateral. The Borrowers shall not re-date any invoice or sale or make sales on extended dating beyond that customary in the Borrowers' industry, and shall not re-bill any Accounts Receivable without promptly disclosing the same to the Agent and providing the Agent with copy of such re-billing, identifying the same as such. If the Borrowers become aware of anything materially detrimental to any of the Borrowers' customers' credit, the Borrowers will promptly advise the Agent thereof.

          SECTION 8.03.   Status of Accounts Receivable and Other Collateral.
                          --------------------------------------------------
With respect to Collateral of any Borrower at the time the Collateral becomes subject to the Agent's Lien, each Borrower covenants, represents and warrants:
(a) such Borrower shall be the sole owner, free and clear of all Liens (except for the Liens granted to the Agent for the benefit of the Lenders and Permitted Liens), and fully authorized to sell, transfer, pledge and/or grant a security interest in each and every item of said Collateral (subject to Permitted Priority Liens); (b) each Account Receivable shall be a good and valid account representing an undisputed bona fide indebtedness incurred or an amount indisputably owed by the Account Debtor therein named, for a fixed sum as set forth in the invoice relating thereto with respect to any absolute sale and delivery upon the specified terms of goods sold or services rendered by such Borrower; (c) no Account Receivable shall be subject to any defense, offset, counterclaim, discount or allowance except as may be stated in the invoice relating thereto, discounts and allowances as may be customary in such Borrower's business and as otherwise disclosed to the Agent; (d) none of the transactions underlying or giving rise to any Account Receivable shall violate in any material respect any applicable state or federal laws or regulations, and all documents relating thereto shall be legally sufficient under such laws or regulations and shall be legally enforceable in accordance with their terms; (e) no agreement under which any deduction or offset of any kind, other than normal trade discounts, may be granted or shall have been made by such

Borrower at or before the time such Account Receivable is created (other than those agreements delivered to the Agent at or before the time such Account Receivable is included in the Borrowing Base); (f) all agreements, instruments and other documents relating to any Account Receivable shall be true and correct and in all material respects what they purport to be; (g) all signatures and endorsements that appear on all material agreements, instruments and other documents relating to any Account Receivable shall be genuine and all signatories and endorsers shall have full capacity to contract; (h) such Borrower shall maintain books and records pertaining to said Collateral in such detail, form and scope as the Agent shall reasonably require consistent with
Section 7.01(e); (i) such Borrower shall immediately notify the Agent if any accounts arise out of contracts with the United States or any department, agency, or instrumentality thereof and will execute any instruments and take any steps required by the Agent in order that all monies due or to become due under any such contract shall be assigned to the Agent and notice thereof given to the United States Government under the Federal Assignment of Claims Act, provided
                                                                     --------
that, prior to a Default or an Event of Default, this clause (i) shall apply only to accounts included or to be included in the Borrowing Base; (j) such Borrower will, immediately upon learning thereof, report to the Agent any material loss or destruction of, or substantial damage to, any of the Collateral, and any other matters affecting the value, enforceability or collectibility of any of the Collateral; (k) if any amount payable under or in connection with any Account Receivable is evidenced by a promissory note or other instrument, such promissory note or instrument shall be immediately pledged, endorsed, assigned and delivered to the Agent for the benefit of the Lenders as additional Collateral, provided that, prior to a Default or an Event
                                  --------
of Default, this clause (k) shall apply only to Accounts Receivable included or to be included in the Borrowing Base; (l) such Borrower shall not re-date any invoice or sale or make sales on extended dating beyond that which is customary in the ordinary course of its business and in the industry; (m) such Borrower shall conduct a physical count of its Inventory at such intervals as the Agent may request and such Borrower shall promptly supply the Agent with a copy of such count accompanied by a report of the value (based on the lower of cost (on a first in first out basis) and market value) of such Inventory; and (n) such Borrower is not and shall not be entitled to represent to any Person that the Agent or the Lenders may be obligated to such Person in connection with any purchase or in any way whatsoever.

          SECTION 8.04.   Collateral Custodian.   Upon the occurrence and during
                          --------------------
the continuance of any Default or Event of Default, the Agent may at any time and from time to time employ and maintain on the premises of any Loan Party a custodian selected by the Agent who shall have full authority to do all acts necessary to protect the Agent's and the Lenders' interests. Each Borrower hereby agrees to, and to cause its Subsidiaries to, cooperate with any such custodian and to do whatever the Agent may reasonably request to preserve the Collateral. All costs and expenses incurred by the Agent by reason of the employment of the custodian shall be the responsibility of the Borrowers and charged to the Loan Account.

                                  ARTICLE IX

                               EVENTS OF DEFAULT

          SECTION 9.01.   Events of Default.  If any of the following Events of
                          -----------------
Default shall occur and be continuing:

          (a) the Borrowers shall fail to pay any principal of or interest on any Loan, any Agent Advance or any fee, indemnity or other amount payable under this Agreement or any other Loan Document when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise);

          (b) any representation or warranty made or deemed made by or on behalf of any Loan Party or by any officer of the foregoing under or in connection with any Loan Document or under or in connection with any report, certificate, or other document delivered to the Agent or the Lenders pursuant to any Loan Document shall have been incorrect in any material respect when made or deemed made;

          (c) any Loan Party shall fail to perform or comply with any covenant or agreement contained in Article VII, or any Loan Party shall fail to perform or comply with any covenant or agreement contained in Section 5 of any Security Agreement to which it is a party, Section 6 of any Pledge Agreement to which it is a party or Section 5 of any Mortgage to which it is a party;

          (d) any Loan Party shall fail to perform or comply with any other term, covenant or agreement contained in any Loan Document to be performed or observed by it and, except as set forth in subsections (a), (b) and (c) of this
Section 9.01, such failure, if capable of being remedied, shall remain unremedied for 15 days after the earlier of the date a senior officer of any Loan Party becomes aware of such failure and the date written notice of such default shall have been given by the Agent to such Loan Party;

          (e) any Guarantor shall fail to pay any principal of or interest on any of its Indebtedness (excluding Indebtedness evidenced by the Notes) in excess of $250,000, or any interest or premium thereon, when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Indebtedness, or any other default under any agreement or instrument relating to any such Indebtedness, or any other event, shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such default or event is to accelerate, or to permit the acceleration of, the maturity of such Indebtedness; or any such Indebtedness shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), redeemed, purchased or defeased or an offer to prepay, redeem, purchase or defease such Indebtedness shall be required to be made, in each case prior to the stated maturity thereof;

          (f) An order with respect to any of the Chapter 11 Cases shall be entered by the Bankruptcy Court appointing, or any Borrower shall file an application for an order with respect to any Chapter 11 Case seeking the appointment of, (i) a trustee under
Section 1104, or (ii) an examiner with enlarged powers relating to the operation of the business (powers beyond those set forth in Section 1106(a)(3) and (4) of the Bankruptcy Code) under Section 1106(b) of the Bankruptcy Code;

          (g) An order with respect to any of the Chapter 11 Cases shall be entered by the Bankruptcy Court converting such Chapter 11 Case to a chapter 7 case;

          (h) An order shall be entered by the Bankruptcy Court confirming a plan of reorganization in any of the Chapter 11 Cases which does not contain a provision for termination of the Revolving Credit Commitment and payment in full in cash of all Obligations of the Borrowers hereunder and under the other Loan Documents on or before the effective date of such plan or plans upon entry thereof;

          (i) An order shall be entered by the Bankruptcy Court dismissing any of the Chapter 11 Cases which does not contain a provision for termination of the Revolving Credit Commitments, and payment in full in cash of all Obligations of the Borrowers hereunder and under the other Loan Documents upon entry thereof;

          (j) An order with respect to any of the Chapter 11 Cases shall be entered by the Bankruptcy Court without the express prior written consent of the Required Lenders, (i) to revoke, reverse, stay, modify, supplement or amend the Final Bankruptcy Court Order or (ii) to permit any administrative expense or any claim (now existing or hereafter arising, of any kind or nature whatsoever) to have administrative priority as to the Borrowers equal or superior to the priority of the Lender in respect of the Obligations, except for allowed administrative expenses having priority over the Obligations to the extent set forth in the Agreed Administrative Expense Priorities, or (iii) to grant or permit the grant of a Lien on the Collateral other than a Permitted Priority Lien;

          (k) an application for any of the orders described in clauses (f),
(g), (h), (i) or (j) above shall be made by a Person other than the Borrowers and such application is not contested by the Borrowers in good faith and the relief requested is granted in an order that is not stayed pending appeal;

          (l) an order shall be entered by the Bankruptcy Court that is not stayed pending appeal granting relief from the automatic stay to any creditor of any of the Borrowers with respect to any claim in an amount equal to or exceeding $250,000 in the aggregate; provided, however, that it shall not be an
                                     --------  -------
Event of Default if relief from the automatic stay is granted (i) solely for the purpose of allowing such creditor to determine the liquidated amount of its claim against the Borrowers, or (ii) to permit the commencement of and/or prosecution of a proceeding to collect against an insurance company;

          (m) (i) any Borrower shall attempt to invalidate, reduce or otherwise impair the Liens or security interests of Agent and the Lenders, claims or rights against such Person or to subject any Collateral to assessment pursuant to Section 506(c) of the Bankruptcy Code, (ii) any Lien or security interest created by this Agreement or the Final Bankruptcy Court Order shall, for any reason, cease to be valid or (iii) any action is commenced by any Borrower which contests the validity, perfection or enforceability of any of the Liens and security interests of Agent and the Lenders created by this Agreement or the Final Bankruptcy Court Order;

          (n) INTENTIONALLY OMITTED;

          (o) any provision of any Loan Document shall at any time for any reason (other than pursuant to the express terms thereof) cease to be valid and binding on or enforceable against any Loan Party intended to be a party thereto, or the validity or enforceability thereof shall be contested by any party thereto, or a proceeding shall be commenced by any Loan Party or any Governmental Authority having jurisdiction over any of them, seeking to establish the invalidity or unenforceability thereof, or any Loan Party shall deny in writing that it has any liability or obligation purported to be created under any Loan Document;

          (p) any Security Agreement, any Pledge Agreement, any Mortgage or any other security document, after delivery thereof pursuant hereto, shall for any reason fail or cease to create a valid and perfected and, except to the extent permitted by the terms hereof or thereof, first priority Lien in favor of the Agent for the benefit of the Lenders on any Collateral purported to be covered thereby;

          (q) one or more judgments or orders for the payment of money exceeding $250,000 in the aggregate shall be rendered against any Guarantor and remain unsatisfied and either (i) enforcement proceedings shall have been commenced by any creditor upon any such judgment or order, or (ii) there shall be a period of 10 consecutive days after entry thereof during which a stay of enforcement of any such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; provided, however, that any such judgment or order shall not
                  --------  -------
give rise to an Event of Default under this subsection (q) if and for so long as
(A) the amount of such judgment or order is covered by a valid and binding policy of insurance between the defendant and the insurer covering full payment thereof and (B) such insurer has been notified, and has not disputed the claim made for payment, of the amount of such judgment or order;

          (r) INTENTIONALLY OMITTED;

          (s) any Termination Event with respect to any Employee Plan shall have occurred, and, 30 days after notice thereof shall have been given to any Loan Party by the Agent, (i) such Termination Event (if correctable) shall not have been corrected, and (ii) the then current value of such Employee Plan's vested benefits exceeds the then current value of assets allocable to such benefits in such Employee Plan by more than $250,000 (or, in the case of a Termination Event involving liability under Section 409, 502(i), 502(l), 515, 4062, 4063, 4064,
4069, 4201, 4204 or 4212 of ERISA or Section 4971 or 4975 of the Code, the liability is in excess of such amount);

          (t) a Change of Control shall have occurred;

          (u) an event or development occurs which has a Material Adverse Effect which is not cured within 10 Business Days after notice thereof to the Administrative Borrower by the Agent;

          (v) a Material Adverse Deviation shall have occurred; or

          (w) the determination of any Borrower, whether by vote of such Person's board of directors or otherwise, to suspend the operation of such Person's business in the ordinary course, liquidate all or substantially all of such Person's assets, or employ an agent or other third party to conduct any so-called "Going-Out-of-Business" sales, or the filing of a motion or other application in the Chapter 11 Cases, seeking authority to do any of the foregoing.

then, and in any such event, the Agent may, and shall at the request of the Required Lenders, by notice to the Administrative Borrower, (i) terminate the Revolving Credit Commitments, whereupon the Revolving Credit Commitments shall terminate immediately, (ii) declare all Loans then outstanding to be due and payable, whereupon the aggregate principal of such Loans, all accrued and unpaid interest thereon, all fees and all other amounts payable under this Agreement shall become due and payable immediately, without further order of, or application to, the Bankruptcy Court, presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by each Loan Party and (iii) exercise any and all of its other rights and remedies under applicable law (including, but not limited to, the Bankruptcy Code and the Uniform Commercial Code), hereunder and under the other Loan Documents. Notwithstanding anything to the contrary contained in this Section 9.01 or in any other provisions of this Agreement, the commencement of a Chapter 11 Case by any Guarantor shall not constitute an Event of Default under this Agreement.


                                   ARTICLE X

                                     AGENT

          SECTION 10.01.   Appointment.  (a) Each Lender (and each subsequent
                           -----------
holder of any Note by its acceptance thereof) hereby irrevocably appoints and authorizes the Agent to perform the duties of the Agent as set forth in this Agreement including: (i) to receive on behalf of each Lender any payment of principal of or interest on the Notes outstanding hereunder and all other amounts accrued hereunder for the account of the Lenders and paid to the Agent, and, subject to Section 2.02 of this Agreement, to distribute promptly to each Lender its Pro Rata Share of all payments so received (ii) to distribute to each Lender copies of all material notices and agreements received by the Agent and not required to be delivered to each Lender pursuant to the terms of this Agreement, provided that the Agent shall not have any liability to the Lenders for the Agent's inadvertent failure to distribute any such notices or agreements to the Lenders and (iii) subject to Section 10.03 of this Agreement, to take such action as the Agent deems appropriate on its behalf to administer the Loans and the Loan Documents and to exercise such other powers delegated to the Agent by the terms hereof or the Loan Documents (including, without limitation, the power to give or to refuse to give notices, waivers, consents, approvals and instructions and the power to make or to refuse to make determinations and calculations) together with such powers as are reasonably incidental thereto to carry out the purposes hereof and thereof. As to any matters not expressly provided for by this Agreement and the other Loan Documents (including, without limitation, enforcement or collection of the Notes), the Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders, and such instructions of the Required Lenders shall be binding upon all Lenders and all holders of Notes; provided, however, that the
                                                   --------  -------
Agent shall not be required to take any action which, in the reasonable opinion of the Agent, exposes the Agent to liability or which is contrary to this Agreement or any Loan Document or applicable law.

          (b) To facilitate the taking of actions with respect to the Collateral, the funding of the Loans, the receipt of payments, the distribution of funds to the Lenders, or any other matter in pursuance of the terms of this Agreement and of the other Loan Documents, the Agent may, from time to time, appoint one or more subagents (hereinafter, collectively, "Subagents"). Any
                                                           ---------
such Subagent, when acting within the scope of its subagency provided for herein, shall have the rights and powers of the Agent as are set forth in the document establishing such subagency, shall enjoy the full benefits and protections of all provisions hereof applicable to the Agent, and shall be subject to and responsible for the obligations and duties of the Agent hereunder and under the other Loan Documents insofar as they pertain to the rights being exercised by such Subagent.

          (c) The Agent hereby appoints each Subagent and each Lender as its agent for the purpose of perfecting the Agent's Liens in assets which, in accordance with the Uniform Commercial Code (as in effect in any applicable jurisdiction) can be perfected only by possession or control. Should any Subagent or any Lender obtain possession or control of any such Collateral, such Person shall notify the Agent thereof and, promptly upon the Agent's request therefor, shall deliver, or cause the delivery, of such Collateral to the Agent or in accordance with the Agent's instructions.

          (d) To the extent that the rights, powers, duties, responsibilities, or obligations of the Agent have been delegated hereunder to a Subagent, the Agent shall be relieved of any liability for any action or inaction of such Subagent to the extent that the Agent shall have exercised reasonable care in the selection of such Subagent.

          SECTION 10.02.   Nature of Duties.  The Agent shall have no duties or
                           ----------------
responsibilities except those expressly set forth in this Agreement or in the Loan Documents. The duties of the Agent shall be mechanical and administrative in nature. The Agent shall not have by reason of this Agreement or any Loan Document a fiduciary relationship in respect of any Lender. Nothing in this Agreement or any of the Loan Documents, express or implied, is intended to or shall be construed to impose upon the Agent any obligations in respect of this Agreement or any of the Loan Documents except as expressly set forth herein or therein. Each Lender shall make its own independent investigation of the financial condition and affairs of the Loan Parties in connection with the making and the continuance of the Loans hereunder and shall make its own appraisal of the creditworthiness of the Loan Parties and the value of the Collateral, and the Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before the initial Loan hereunder or at any time or times thereafter, provided, that, upon
                                                           --------  ----
the reasonable request of a Lender, the Agent shall provide to such Lender any documents or reports delivered to the Agent by the Loan Parties pursuant to the terms of this Agreement or any Loan Document. If the Agent seeks the consent or approval of the Required Lenders to the taking or refraining from taking any action hereunder, the Agent shall send notice thereof to each Lender. The Agent shall promptly notify each Lender any time that the Required Lenders have instructed the Agent to act or refrain from acting pursuant hereto.

          SECTION 10.03.   Rights, Exculpation, Etc.  The Agent and its
                           -------------------------
directors, officers, agents or employees shall not be liable for any action taken or omitted to be taken by it under or in connection with this Agreement or the other Loan Documents. Without limiting the generality of the foregoing, the Agent (i) may treat the payee of any Note as the holder thereof until the Agent receives written notice of the assignment or transfer thereof, pursuant to
Section 11.07 hereof, signed by such payee and in form satisfactory to the Agent; (ii) may consult with legal counsel (including, without limitation, counsel to the Agent or counsel to the Loan Parties), independent public accountants, and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel or experts; (iii) make no warranty or representation to any Lender and shall not be responsible to any Lender for any statements, certificates, warranties or representations made in or in connection with this Agreement or the other Loan Documents; (iv) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or the other Loan Documents on the part of any Person, the existence or possible existence of any Default or Event of Default, or to inspect the Collateral or other property (including, without limitation, the books and records) of any Person; (v) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; and (vi) shall not be deemed to have made any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Agent's Lien thereon, or any certificate prepared by any Loan Party in connection therewith, nor shall the Agent be responsible or liable to the Lenders for any failure to monitor or maintain any portion of the Collateral. The Agent shall not be liable for any apportionment or distribution of payments made in good faith pursuant to Section 2.02(c), and if any such apportionment or distribution is subsequently determined to have been made in error the sole recourse of any Lender to whom payment was due but not made, shall be to recover from other Lenders any payment in excess of the amount which they are determined to be entitled. The Agent may at any time request instructions from the Lenders with respect to any actions or approvals which by the terms of this Agreement or of any of the Loan Documents the Agent is permitted or required to take or to grant, and if such instructions are promptly requested, the Agent shall be absolutely entitled to refrain from taking any action or to withhold any approval under any of the Loan Documents until it shall have received such instructions from the Required Lenders. Without limiting the foregoing, no Lender shall have any right of action whatsoever against the Agent as a result of the Agent acting or refraining from acting under this Agreement, the Notes or any of the other Loan Documents in accordance with the instructions of the Required Lenders.

          SECTION 10.04.   Reliance.  The Agent shall be entitled to rely upon
                           --------
any written notices, statements, certificates, orders or other documents or any telephone message believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper Person, and with respect to all matters pertaining to this Agreement or any of the Loan Documents and its duties hereunder or thereunder, upon advice of counsel selected by it.

          SECTION 10.05.   Indemnification.  To the extent that the Agent is not
                           ---------------
reimbursed and indemnified by any Loan Party, the Lenders will reimburse and indemnify the Agent from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, advances or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Agent in any way relating to or arising out of this Agreement or any of the Loan Documents or any action taken or omitted by the Agent under this Agreement or any of the Loan Documents, in proportion to each Lender's Pro Rata Share, including, without limitation, advances and disbursements made pursuant to Section 10.08; provided,
                                                                       --------
however, that no Lender shall be liable for any portion of such liabilities,
-------
obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, advances or disbursements for which there has been a final judicial determination that such resulted from the Agent's gross negligence or willful misconduct. The obligations of the Lenders under this Section 10.05 shall survive the payment in full of the Revolving Loans and the termination of this Agreement.

          SECTION 10.06.   Agent Individually.  With respect to its Pro Rata
                           ------------------
Share of the Total Commitment hereunder, the Loans made by it and the Notes issued to or held by it, the Agent shall have and may exercise the same rights and powers hereunder and is subject to the same obligations and liabilities as and to the extent set forth herein for any other Lender or holder of a Note.
The terms "Lenders" or "Required Lenders" or any similar terms shall, unless the context clearly otherwise indicates, include the Agent in its individual capacity as a Lender or one of the Required Lenders. The Agent and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of banking, trust or other business with the Borrowers as if it were not acting as an Agent pursuant hereto without any duty to account to the Lenders.

          SECTION 10.07.   Successor Agent.
                           ---------------

          (a) The Agent may resign from the performance of all its functions and duties hereunder and under the other Loan Documents at any time by giving at least thirty (30) Business Days' prior written notice to the Administrative Borrower and each Lender. Such resignation shall take effect upon the acceptance by a successor Agent of appointment pursuant to clauses (b) and (c) below or as otherwise provided below.

          (b) Upon any such notice of resignation, the Required Lenders shall appoint a successor Agent who, in the absence of a continuing Event of Default, shall be reasonably satisfactory to the Borrowers. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Agreement and the other Loan Documents. After the Agent's resignation hereunder as the Agent, the provisions of this Article X shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement and the other Loan Documents.

          (c) If a successor Agent shall not have been so appointed within said thirty (30) Business Day period, the retiring Agent shall then appoint a successor Agent who, if an Event of Default is not continuing, shall be reasonably satisfactory to the Borrowers, who shall serve as Agent until such time, if any, as the Required Lenders appoint a successor Agent as provided above.

          SECTION 10.08.   Collateral Matters.
                           ------------------

          (a) The Agent may from time to time, make such disbursements and advances ("Agent Advances") which the Agent, in its sole discretion, deems
           --------------
necessary or desirable to preserve or protect the Collateral or any portion thereof, to enhance the likelihood or maximize the amount of repayment by the Borrowers of the Loans and other Obligations or to pay any other amount chargeable to the Borrowers pursuant to the terms of this Agreement, including, without limitation, costs, fees and expenses as described in Section 11.04. The Agent Advances shall be repayable on demand and be secured by the Collateral. The Agent Advances shall not constitute Revolving Loans but shall otherwise constitute Obligations hereunder. The Agent shall notify each Lender and the Administrative Borrower in writing of each Agent Advance, which notice shall include a description of the purpose of such Agent Advance. Without limitation to its obligations pursuant to Section 10.05, each Lender agrees that it shall make available to the Agent, upon the Agent's demand, in Dollars in immediately available funds, the amount equal to such Lender's Pro Rata Share of such Agent Advance. If such funds are not made available to the Agent by such Lender, the Agent shall be entitled to recover such funds on demand from such Lender, together with interest thereon, for each day from the date such payment was due until the date such amount is paid to the Agent, at the Federal Funds Rate for three Business Days and thereafter at the Reference Rate.

          (b) The Lenders hereby irrevocably authorize the Agent, at its option and in its discretion, to release any Lien granted to or held by the Agent upon any Collateral upon termination of the Total Revolving Credit Commitment and payment and satisfaction of all Loans and all other Obligations which have matured and which the Agent has been notified in writing are then due and payable; or constituting property being sold or disposed of in the ordinary course of any Loan Party's business and in compliance with the terms of this Agreement and the other Loan Documents; or constituting property in which the Loan Parties owned no interest at the time the Lien was granted or at any time thereafter; or if approved, authorized or ratified in writing by the Lenders. Upon request by the Agent at any time, the Lenders will confirm in writing the Agent's authority to release particular types or items of Collateral pursuant to this Section 10.08(b).

          (c) Without in any manner limiting the Agent's authority to act without any specific or further authorization or consent by the Lenders (as set forth in Section 10.08(b)), each Lender agrees to confirm in writing, upon request by the Agent, the authority to release Collateral conferred upon the Agent under Section 10.08(b). Upon receipt by the Agent of confirmation from the Lenders of its authority to release any particular item or types of Collateral, and upon prior written request by any Loan Party, the Agent shall (and is hereby irrevocably authorized by the Lenders to) execute such documents as may be necessary to evidence the release of the Liens granted to the Agent for the benefit of the Lenders upon such Collateral; provided, however, that (i)
                                                     --------  -------
the Agent shall not be required to execute any such document on terms which, in the Agent's opinion, would expose the Agent to liability or create any obligations or entail any consequence other than the release of such Liens without recourse or warranty, and (ii) such release shall not in any manner discharge, affect or impair the Obligations or any Lien upon (or obligations of any Loan Party in respect of) all interests in the Collateral retained by any Loan Party.

          (d) The Agent shall have no obligation whatsoever to any Lenders to assure that the Collateral exists or is owned by the Loan Parties or is cared for, protected or insured or has been encumbered or that the Lien granted to the Agent pursuant to this Agreement has been properly or sufficiently or lawfully created, perfected, protected or enforced or is entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to the Agent in this Section 10.08 or in any of the Loan Documents, it being understood and agreed that in respect of the Collateral, or any act, omission or event related thereto, the Agent may act in any manner it may deem appropriate, in its sole discretion, given the Agent's own interest in the Collateral as one of the Lenders and that the Agent shall have no duty or liability whatsoever to any other Lender.


                                  ARTICLE XI

                                 MISCELLANEOUS

          SECTION 11.01.   Notices, Etc.  All notices and other communications
                           -------------
provided for hereunder shall be in writing and shall be mailed, telecopied or delivered, if to any Loan Party, at the following address:

          if to the Administrative Borrower:

          Dictaphone Corporation
          3191 Broadbridge Avenue
          Stratford, Connecticut 06614
          Attention: George M. Carpenter

          Telephone:  203-381-7000
          Telecopier: 203-385-4796

          with a copy to:

          Milbank Tweed Hadley & McCoy
          One Chase Manhattan Plaza
          New York, New York 10005
          Attention: Allan S. Brilliant, Esq.

          Telephone:  212-530-5283
          Telecopier: 212-530-5219

          if to the Agent, to it at the following address:

          Ableco Finance LLC
          450 Park Avenue, 28th Floor
          New York, New York 10022
          Attention: Kevin P. Genda

          Telephone:  212-891-2117
          Telecopier: 212-891-1541

          with a copy to:

          Schulte Roth & Zabel LLP
          900 Third Avenue
          New York, New York 10022
          Attention: Frederic L. Ragucci, Esq.

          Telephone:  212-756-2000
          Telecopier: 212-593-5955

          or, as to each party, at such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section 11.01. All such notices and other communications shall be effective, (i) if mailed, when received or three days after deposited in the mails, whichever occurs first, (ii) if telecopied, when transmitted and confirmation received, or (iii) if delivered, upon delivery, except that notices to the Agent pursuant to Article II shall not be effective until received by the Agent.

          (b) Nothing in this Agreement or in any other Loan Document shall be construed to limit or affect the obligation of the Borrowers or any other Person to serve upon the Lender in the manner prescribed by the Bankruptcy Code any pleading or notice required to be given to the Lender pursuant to the Bankruptcy Code.

          SECTION 11.02.   Amendments, Etc.  (a)  No amendment or waiver of any
                           ----------------
provision of this Agreement or any Revolving Credit Note, and no consent to any departure by the Borrowers or any other Loan Party therefrom, shall in any event be effective unless the same shall be in writing and signed by the Required Lenders or by the Agent with the consent of the Required Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given provided, however, that no amendment, waiver or
                                 --------  -------
consent shall (i) increase the Revolving Credit Commitment or the Term Loan Commitments of any Lender, reduce the principal of, or interest on, the Loans payable to any Lender, reduce the amount of any fee payable for the account of any Lender, or postpone or extend any date fixed for any payment of principal of, or interest or fees on, the Loans payable to any Lender, in each case without the written consent of any Lender affected thereby, (ii) increase the Total Revolving Credit Commitment, the Total Term Loan A Commitment or the Total Term Loan B Commitment, (iii) change the percentage of the Revolving Credit Commitments, the Term Loan Commitments or of the aggregate unpaid principal amount of the Notes that is required for the Lenders or any of them to take any action hereunder, (iv) amend the definition of "Required Lenders" or "Pro Rata Share", (v) release all or a substantial portion of the Collateral (except as otherwise provided in this Agreement and the other Loan Documents), subordinate any Lien granted in favor of the Agent for the benefit of the Lenders, or release any Borrower or any Guarantor, (vi) modify, waive, release or subordinate the super priority claim status of the Obligations (except as permitted in this Agreement and the Loan Documents), or (vii) amend, modify or waive this Section 11.02 of this Agreement, in each case, without the written consent of each Lender. Notwithstanding the foregoing, no amendment, waiver or consent shall, unless in writing and signed by the Agent, affect the rights or duties of the Agent (but not in its capacity as a Lender) under this Agreement or the other Loan Documents. The parties to this Agreement acknowledge that all material amendments to this Agreement will require the consent of the Bankruptcy Court.

          (b) The Agent and the Lenders have executed an agreement on the Effective Date pursuant to which the Agent and the Lenders have agreed, among other things, to certain voting arrangements relative to matters requiring the approval of the Lenders. The rights and duties of the Agent and the Lenders with respect to such matters are subject to such agreement.

          SECTION 11.03.   No Waiver; Remedies, Etc.  No failure on the part of
                           -------------------------
the Agent or any Lender to exercise, and no delay in exercising, any right hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right under any Loan Document preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Agent and the Lenders provided herein and in the other Loan Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of the Agent and the Lenders under any Loan Document against any party thereto are not conditional or contingent on any attempt by the Agent and the Lenders to exercise any of their rights under any other Loan Document against such party or against any other Person.

          SECTION 11.04.   Expenses; Taxes; Attorneys' Fees.  The Borrowers will
                           --------------------------------
pay on demand, all costs and expenses incurred by or on behalf of the Agent and any Lender on the Revolving Credit Facility Effective Date (and, in the case of clauses (b) through (m) below, all Lenders), regardless of whether the transactions contemplated hereby are consummated, including, without limitation, reasonable fees, costs, client charges and expenses of counsel for the Agent (and, in the case of clauses (b) through (m) below, the Lenders), accounting, due diligence, periodic field audits, physical counts, valuations, investigations, searches and filings, monitoring of assets, appraisals of Collateral, environmental assessments, miscellaneous disbursements, examination, travel, lodging and meals, arising from or relating to: (a) the negotiation, preparation, execution, delivery, performance and administration of this Agreement and the other Loan Documents, (including, without limitation, the preparation of any additional Loan Documents, pursuant to Section 7.01(b) or the review of any of the agreements, instruments and documents referred to in
Section 7.01(f)), (b) any requested amendments, waivers or consents to this Agreement or the other Loan Documents whether or not such documents become effective or are given, (c) the preservation and protection of any of the Lenders' rights under this Agreement or the other Loan Documents, (d) the defense of any claim or action asserted or brought against the Agent or the Lenders by any Person that arises from or relates to this Agreement, any other Loan Document, the Agent's or the Lenders' claims against the Borrowers and each other Loan Party, or any and all matters in connection therewith, (e) the commencement or defense of, or intervention in, any court proceeding arising from or related to this Agreement or any other Loan Document, (f) the filing of any petition, complaint, answer, motion or other pleading by the Agent or the Lenders, or the taking of any action in respect of the Collateral or other security, in connection with this Agreement or any other Loan Document, (g) the protection, collection, lease, sale, taking possession of or liquidation of, any Collateral or other security in connection with this Agreement or any other Loan Document, (h) any attempt to enforce any Lien or security interest in any Collateral or other security in connection with this Agreement or any other Loan Document, (i) any attempt to collect from the Borrowers or any other Loan Party, (j) the receipt by the Agent or the Lenders of any advice from professionals with respect to any of the foregoing, (k) all liabilities and costs arising from or in connection with the past, present or future operations of the Borrowers and each other Loan Party involving any damage to real or personal property or natural resources or harm or injury alleged to have resulted from any Release of Hazardous Materials on, upon or into such property, (l) any Environmental Liabilities and Costs incurred in connection with the investigation, removal, cleanup and/or remediation of any Hazardous Materials present or arising out of the operations of any facility of any Borrower or any other Loan Party, or (m) any Environmental Liabilities and Costs incurred in connection with any Environmental Lien. Without limitation of the foregoing or any other provision of any Loan Document: (x) the Borrowers agree to pay all stamp, document, transfer, recording or filing taxes or fees and similar impositions now or hereafter determined by the Agent or any Lender to be payable in connection with this Agreement or any other Loan Document, and the Borrowers agree to save the Agent and the Lenders harmless from and against any and all present or future claims, liabilities or losses with respect to or resulting from any omission to pay or delay in paying any such taxes, fees or impositions, (y) the Borrowers agree to pay all broker fees that may become due in connection with the transactions contemplated by this Agreement, and (z) if the Borrowers fail to perform any covenant or agreement contained herein or in any other Loan Document, the Agent may itself perform or cause performance of such covenant or agreement, and the expenses of the Agent incurred in connection therewith shall be reimbursed on demand by the Borrowers.

          SECTION 11.05.   Right of Set-off.  Upon the occurrence and during the
                           ----------------
continuance of any Event of Default, any Lender may, and is hereby authorized to, at any time and from time to time, without notice to the Borrowers (any such notice being expressly waived by the Borrowers) and to the fullest extent permitted by law, set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of the Borrowers against any and all obligations of either now or hereafter existing under any Loan Document, irrespective of whether or not such Lender shall have made any demand hereunder or thereunder and although such obligations may be contingent or unmatured. Each Lender agrees to notify the Administrative Borrower promptly after any such set-off and application made by such Lender provided that the failure to give such notice shall not affect the validity of such set-off and application.

          SECTION 11.06.   Severability.   Any provision of this Agreement,
                           ------------
which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

          SECTION 11.07.   Assignments and Participations.
                           ------------------------------

          (a) This Agreement and the Revolving Credit Notes shall be binding upon and inure to the benefit of the Borrowers and the other Loan Parties and the Agent and each Lender and their respective successors and assigns (including, except for the right to request Revolving

Loans, any trustee succeeding to the rights of the Borrowers pursuant to Chapter 11 of the Bankruptcy Code or pursuant to any conversion to a case under chapter 7 of the Bankruptcy Code); provided, however, that each of the Borrowers and the
                           --------
other Loan Parties may not assign or transfer any of their rights hereunder, or under the Notes, without the prior written consent of each Lender and any such assignment without the Lenders' prior written consent shall be null and void.

          (b) Each Lender may, with the written consent of the Agent, assign to one or more other lenders or other entities all or a portion of its rights and/or obligations under this Agreement (including, without limitation, all or a portion of its Revolving Credit Commitment, its Term Loan Commitments, the Revolving Loans or Term Loans made by it and the Notes held by it); provided,
                                                                    --------
however, that (i) such lender or other entity is determined in good faith by the
-------
Agent to be a credit worthy lender or entity, (ii) such assignment is in an amount which is at least $5,000,000 or a multiple of $1,000,000 in excess thereof (or the remainder of such Lender's Commitment) (except such minimum amount shall not apply to any Affiliate of a Lender or any fund or account managed by a Lender) and (iii) the parties to each such assignment shall execute and deliver to the Agent, for its acceptance, an Assignment and Acceptance, together with any Note subject to such assignment, and such parties shall deliver to the Agent a processing and recordation fee of $5,000 (except the payment of such fee shall not be required if the assignee is an Affiliate of a Lender or to any fund or account managed by a Lender). Upon such execution, delivery and acceptance, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least three Business Days after the delivery thereof to the Agent (or such shorter period as shall be agreed to by the Agent and the parties to such assignment), (A) the assignee thereunder shall become a "Lender" hereunder and, in addition to the rights and obligations hereunder held by it immediately prior to such effective date, have the rights and obligations hereunder that have been assigned to it pursuant to such Assignment and Acceptance and (B) the assigning Lender thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto).

               (i) By executing and delivering an Assignment and Acceptance, the assigning Lender and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (A) other than as provided in such Assignment and Acceptance, the assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or any other Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other Loan Document furnished pursuant hereto; (B) the assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Loan Parties or any of their Subsidiaries or the performance or observance by the Loan Parties of any of their obligations under this Agreement or any other Loan Document furnished pursuant hereto; (C) such assignee confirms that it has received a copy of this Agreement and the other Loan Documents, together with such other documents and information it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (D) such assignee will, independently and without reliance upon the assigning Lender, the Agent or any Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents; (E) such assignee appoints and authorizes the Agent to take such action as Agent on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (F) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement and the other Loan Documents are required to be performed by it as a Lender.

               (ii) The Borrowers authorize the Agent, and the Agent agrees, to maintain, or cause to be maintained at the Payment Office, a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Commitments of, and principal amount of the Loans owing to each Lender from time to time (the "Register"). The entries in the Register shall be conclusive and binding for
 --------
all purposes, absent manifest error, and the Borrowers, the Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Administrative Borrower and any Lender at any reasonable time and from time to time upon reasonable prior notice.

               (iii) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an assignee, together with the Notes subject to such assignment, the Agent shall, if the Agent consents to such assignment and if such Assignment and Acceptance has been completed (i) accept such Assignment and Acceptance, (ii) give prompt notice thereof to the Administrative Borrower (except no such notice shall be required if the assignee is an Affiliate of the assigning Lender or a fund or account managed by the assigning Lender), (iii) record the information contained therein in the Register, and (iv) prepare and distribute to each Lender and the Administrative Borrower a revised Schedule 1.01(B) hereto after giving effect to such assignment, which revised Schedule 1.01(B) shall replace the prior Schedule 1.01(B) and become part of this Agreement (except no such revised Schedule 1.01(B) shall be distributed if the assignee is an Affiliate of the assigning Lender or a fund or account managed by the assigning Lender).

               (iv) A Registered Loan (and the Registered Note, if any, evidencing the same) may be assigned or sold in whole or in part only by registration of such assignment or sale on the Register (and each Registered Note shall expressly so provide). Any assignment or sale of all or part of such Registered Loan (and the Registered Note, if any, evidencing the same) may be effected only by registration of such assignment or sale on the Register, together with the surrender of the Registered Note, if any, evidencing the same duly endorsed by (or accompanied by a written instrument of assignment or sale duly executed by) the holder of such Registered Note, whereupon, at the request of the designated assignee(s) or transferee(s), one or more new Registered Notes in the same aggregate principal amount shall be issued to the designated assignee(s) or transferee(s). Prior to the registration of assignment or sale of any Registered Loan (and the Registered Note, if any evidencing the same), the Agent shall treat the Person in whose name such Registered Loan (and the Registered Note, if any, evidencing the same) is registered as the owner thereof for the purpose of receiving all payments thereon and for all other purposes, notwithstanding notice to the contrary.

               (v) In the event that any Lender sells participations in a Registered Loan, such Lender shall maintain a register on which it enters the name of all participants in the Registered Loans held by it (the "Participant
                                                                  -----------
Register"). A Registered Loan (and the Registered Note, if any, evidencing the
--------
same) may be participated in whole or in part only by registration of such participation on the Participant Register (and each Registered Note shall expressly so provide). Any participation of such Registered Loan (and the Registered Note, if any, evidencing the same) may be effected only by the registration of such participation on the Participant Register.

               (vi) Any foreign Person who purchases or is assigned or participates in any portion of such Registered Loan shall provide the Agent (in the case of a purchase or assignment) or the Lender (in the case of a participation) with a completed Internal Revenue Service Form W-8 (Certificate of Foreign Status) or a substantially similar form for such purchaser, participant or any other affiliate who is a holder of beneficial interests in the Registered Loan.

          (c) Each Lender may sell participations to one or more banks or other entities in or to all or a portion of its rights and obligations under this Agreement and the other Loan Documents (including, without limitation, all or a portion of its Commitments, and the Loans made by it); provided, that, (i) such
                                                       --------  ----
Lender's obligations under this Agreement (including without limitation, its Commitments hereunder) and the other Loan Documents shall remain unchanged; (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, and the Borrowers, the Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and the other Loan Documents, and (iii) a participant shall not be entitled to require such Lender to take or omit to take any action hereunder except (A) action directly effecting an extension of the maturity dates or decrease in the principal amount of the Loans, or (B) action directly effecting an extension of the due dates or a decrease in the rate of interest payable on the Loans or the fees payable under this Agreement, or (C) actions directly effecting a release of all or a substantial portion of the Collateral or any Borrower or any Guarantor (except as set forth in Section 10.08 of this Agreement or any Loan Document).

          SECTION 11.08.   Counterparts.  This Agreement may be executed in any
                           ------------
number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

          SECTION 11.09.   GOVERNING LAW.  THIS AGREEMENT, THE NOTES AND THE
                           -------------
OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK EXCEPT AS GOVERNED BY THE BANKRUPTCY CODE.

          SECTION 11.10.   WAIVER OF JURY TRIAL, ETC.  EACH LOAN PARTY, THE
                           --------------------------
AGENT AND THE LENDERS HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING ANY RIGHTS UNDER THIS AGREEMENT, THE NOTES OR OTHER LOAN DOCUMENTS, OR UNDER

ANY AMENDMENT, WAIVER, CONSENT, INSTRUMENT, DOCUMENT OR OTHER AGREEMENT DELIVERED OR WHICH IN THE FUTURE MAY BE DELIVERED IN CONNECTION THEREWITH, OR ARISING FROM ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT, AND AGREE THAT ANY SUCH ACTION, PROCEEDINGS OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. EACH LOAN PARTY CERTIFIES THAT NO OFFICER, REPRESENTATIVE, AGENT OR ATTORNEY OF THE AGENT OR ANY LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE AGENT OR ANY LENDER WOULD NOT, IN THE EVENT OF ANY ACTION, PROCEEDING OR COUNTERCLAIM, SEEK TO ENFORCE THE FOREGOING WAIVERS. EACH LOAN PARTY HEREBY ACKNOWLEDGES THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDERS ENTERING INTO THIS AGREEMENT.

          SECTION 11.11.   Consent by the Agent and Lenders.  Except as
                           --------------------------------
otherwise expressly set forth herein to the contrary, if the consent, approval, satisfaction, determination, judgment, acceptance or similar action (an "Action") of the Agent or any Lender shall be permitted or required pursuant to
 ------
any provision hereof or any provision of any other agreement to which the Borrowers and any other Loan Party are parties and to which the Agent or any Lender has succeeded thereto, such Action shall be required to be in writing and may be withheld or denied by the Agent or such Lender, in its sole discretion, with or without any reason, and without being subject to question or challenge on the grounds that such Action was not taken in good faith.

          SECTION 11.12.   No Party Deemed Drafter.  Each of the parties hereto
                           -----------------------
agrees that no party hereto shall be deemed to be the drafter of this Agreement.

          SECTION 11.13.   Administrative Borrower.  Each Borrower hereby
                           -----------------------
irrevocably appoints Dictaphone as the borrowing agent and attorney-in-fact for the Borrowers (the "Administrative Borrower") which appointment shall remain in
                    -----------------------
full force and effect unless and until the Agent shall have received prior written notice signed by all of the Borrowers that such appointment has been revoked and that another Borrower has been appointed Administrative Borrower. Each Borrower hereby irrevocably appoints and authorizes the Administrative Borrower (i) to provide the Agent with all notices with respect to Loans obtained for the benefit of any Borrower and all other notices and instructions under this Agreement and (ii) to take such action as the Administrative Borrower deems appropriate on its behalf to obtain Loans and to exercise such other powers as are reasonably incidental thereto to carry out the purposes of this Agreement. It is understood that the handling of the Loan Account and Collateral of the Borrowers in a combined fashion, as more fully set forth herein, is done solely as an accommodation to the Borrowers in order to utilize the collective borrowing powers of the Borrowers in the most efficient and economical manner and at their request, and that neither the Agent nor the Lenders shall incur liability to the Borrowers as a result hereof. Each of the Borrowers expects to derive benefit, directly or indirectly, from the handling of the Loan Account and the Collateral in a combined fashion since the successful operation of each Borrower is dependent on the continued successful performance of the integrated group. To induce the Agent and the Lenders to do so, and in consideration thereof, each of the Borrowers hereby jointly and severally agrees to indemnify the Indemnitees (as hereinafter defined) and hold the Indemnitees harmless against any and all liability, expense, loss or claim of damage or injury, made against such Indemnitee by any of the Borrowers or by any third party whosoever, arising from or incurred by reason of (a) the handling of the Loan Account and Collateral of the Borrowers as herein provided, (b) the Agent and the Lenders relying on any instructions of the Administrative Borrower, or
(c) any other action taken by the Agent or any Lender hereunder or under the other Loan Documents.

          SECTION 11.14.   Indemnification.  In addition to each Loan Party's
                           ---------------
other Obligations under this Agreement, each Loan Party agrees to, jointly and severally, defend, protect, indemnify and hold harmless the Agent, each Lender and all of their respective officers, directors, employees, attorneys, consultants and agents (collectively called the "Indemnitees") from and against
                                                 -----------
any and all losses, damages, liabilities, obligations, penalties, fees, reasonable costs and expenses (including, without limitation, reasonable attorneys' fees, costs and expenses) incurred by such Indemnitees, whether prior to or from and after the Effective Date, whether direct, indirect or consequential, as a result of or arising from or relating to or in connection with any of the following: (i) the negotiation, preparation, execution or performance or enforcement of this Agreement, any other Loan Document or of any other document executed in connection with the transactions contemplated by this Agreement, (ii) the Agent's or any Lender's furnishing of funds to the Borrowers under this Agreement, including, without limitation, the management of any such Loans, (iii) any matter relating to the financing transactions contemplated by this Agreement or the other Loan Documents or by any document executed in connection with the transactions contemplated by this Agreement or the other Loan Documents, or (iv) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnitee is a party thereto (collectively, the "Indemnified Matters"); provided, however, that the
                            -------------------    --------  -------
Loan Parties shall not have any obligation to any Indemnitee under this Section
11.14 for any Indemnified Matter caused by the gross negligence or willful misconduct of such Indemnitee, as determined by a final judgment of a court of competent jurisdiction. Such indemnification for all of the foregoing losses, damages, fees, costs and expenses of the Indemnitees are chargeable against the Loan Account. To the extent that the undertaking to indemnify, pay and hold harmless set forth in this Section 11.14 may be unenforceable because it is violative of any law or public policy, each Loan Party shall, jointly and severally, contribute the maximum portion which it is permitted to pay and satisfy under applicable law, to the payment and satisfaction of all Indemnified Matters incurred by the Indemnitees. This Indemnity shall survive the repayment of the Obligations and the discharge of the Liens granted under the Loan Documents.

          SECTION 11.15.   Records.  The unpaid principal of and interest on the
                           -------
Notes, the interest rate or rates applicable to such unpaid principal and interest, the duration of such applicability, the Commitments, and the accrued and unpaid fees payable pursuant to Section 2.06 hereof, including, without limitation, the Closing Fee, Loan Servicing Fee, the Administration Fee and the Unused Line Fee, shall at all times be ascertained from the records of the Agent, which shall be conclusive and binding absent manifest error.

          SECTION 11.16.   Binding Effect.  This Agreement shall become
                           --------------
effective when it shall have been executed by the Parent, the Borrowers, the Agent and each Lender and when the conditions precedent set forth in Section
5.01 hereof have been satisfied or waived in writing by the Agent or the Term Loans have been made, and thereafter shall be binding upon and inure to the benefit of the Borrowers, the Agent and each Lender, and their respective successors and assigns (including, except for the right to request Loans, any trustee succeeding to the rights of the Borrowers pursuant to chapter 11 of the Bankruptcy Code or pursuant to any conversion to a case under chapter 7 of the Bankruptcy Code), except that the Borrowers shall not have the right to assign their rights hereunder or any interest herein without the prior written consent of each Lender, and any assignment by any Lender shall be governed by Section 11.07 hereof.

          SECTION 11.17   Interest.  It is the intention of the parties hereto
                          --------
that the Agent and each Lender shall conform strictly to usury laws applicable to it. Accordingly, if the transactions contemplated hereby or by any other Loan Document would be usurious as to the Agent or any Lender under laws applicable to it (including the laws of the United States of America and the State of New York or any other jurisdiction whose laws may be mandatorily applicable to the Agents or such Lender notwithstanding the other provisions of this Agreement), then, in that event, notwithstanding anything to the contrary in this Agreement or any other Loan Document or any agreement entered into in connection with or as security for the Obligations, it is agreed as follows:
(i) the aggregate of all consideration which constitutes interest under law applicable to the Agent or any Lender that is contracted for, taken, reserved, charged or received by the Agent or such Lender under this Agreement or any other Loan Document or agreements or otherwise in connection with the Obligations shall under no circumstances exceed the maximum amount allowed by such applicable law, any excess shall be canceled automatically and if theretofore paid shall be credited by the Agent or such Lender on the principal amount of the Obligations (or, to the extent that the principal amount of the Obligations shall have been or would thereby be paid in full, refunded by the Agent or such Lender, as applicable, to the Borrowers); and (ii) in the event that the maturity of the Obligations is accelerated by reason of any Event of Default under this Agreement or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest under law applicable to the Agent or any Lender may never include more than the maximum amount allowed by such applicable law, and excess interest, if any, provided for in this Agreement or otherwise shall be canceled automatically by the Agent or such Lender, as applicable, as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited by the Agent or such Lender, as applicable, on the principal amount of the Obligations (or, to the extent that the principal amount of the Obligations shall have been or would thereby be paid in full, refunded by the Agent or such Lender to the Borrowers). All sums paid or agreed to be paid to the Agent or any Lender for the use, forbearance or detention of sums due hereunder shall, to the extent permitted by law applicable to the Agent or such Lender, be amortized, prorated, allocated and spread throughout the full term of the Loans until payment in full so that the rate or amount of interest on account of any Loans hereunder does not exceed the maximum amount allowed by such applicable law. If at anytime and from time to time (i) the amount of interest payable to the Agent or any Lender on any date shall be computed at the Highest Lawful Rate applicable to the Agent or such Lender pursuant to this Section 11.17 and (ii) in respect of any subsequent interest computation period the amount of interest otherwise payable to the Agent or such Lender would be less than the amount of interest payable to the Agent or such Lender computed at the Highest Lawful Rate applicable to the Agent or such Lender, then the amount of interest payable to the Agent or such Lender in respect of such subsequent interest computation period shall continue to be computed at the Highest Lawful Rate applicable to the Agent or such Lender until the total amount of interest payable to the Agent or such Lender shall equal the total amount of interest which would have been payable to the Agent or such Lender if the total amount of interest had been computed without giving effect to this Section 11.17.

          SECTION 11.18   Agent as Party in Interest.  Each of the Borrowers
                          --------------------------
hereby stipulates and agrees that the Agent is and shall remain a party in interest in the Chapter 11 Cases and shall have the right to participate, object and be heard in any motion or proceeding in connection therewith. Nothing in this Agreement or any other Loan Document shall be deemed to be a waiver of any of the Agents' rights or remedies under applicable law or documentation.
Without limitation of the foregoing, the Agent shall have the right to make any motion or raise any objection it deems to be in its interest (specifically including but not limited to objections to use of proceeds of the Loans, to payment of professional fees and expenses or the amount thereof, to sales or other transactions outside the ordinary course of business or to assumption or rejection of any executory contract or lease), provided that the Agent will not
                                               --------
exercise such right if the action or inaction by the Borrowers which is the subject of such motion or objection is expressly permitted by any covenant or provision of this Agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                        BORROWERS:
                                        ---------

                                        LERNOUT & HAUSPIE SPEECH
                                        PRODUCTS N.V.



                                        By: /s/ Philippe Bodson
                                           ---------------------------
                                           Name:  Philippe Bodson
                                           Title: President


                                        By:
                                           ---------------------------
                                           Name:
                                           Title:


                                        DICTAPHONE CORPORATION

                                        By: /s/ Philippe Bodson
                                           ---------------------------
                                           Name:  Philippe Bodson
                                           Title: President


                                        L&H HOLDINGS USA, INC.

                                        By: /s/ Philippe Bodson
                                           ---------------------------
                                           Name:  Philippe Bodson
                                           Title: President

                   [AGENT AND LENDER SIGNATURE PAGES FOLLOW]

                                        AGENT AND LENDER:
                                        ----------------

                                        ABLECO FINANCE LLC



                                        By: /s/ Kevin Genda
                                            ---------------------------------
                                            Name:  Kevin Genda
                                            Title: Senior Vice President

                               Schedule 1.01(B)



                       Lenders and Lenders' Commitments
                       --------------------------------

                                           Term Loan A
         Lender                            Commitment                  Percentage
---------------------------------------------------------------------------------------
     Ableco Finance LLC                     $30,000,000                 100.00%




                                           Term Loan B
         Lender                            Commitment                  Percentage
---------------------------------------------------------------------------------------

     Ableco Finance LLC                     $10,000,000                 100.00%





         Lender                     Revolving Credit Commitment        Percentage
---------------------------------------------------------------------------------------

     Ableco Finance LLC                     $20,000,000                 100.00%